                               Semi-Annual Report


                           --------------------------
                                 Dreyfus Premier
                           --------------------------
                                  Limited Term
                           --------------------------
                                    New York
                           --------------------------
                                 Municipal Fund
                           --------------------------









                                December 31, 1997

Dreyfus Premier Limited Term New York Municipal Fund
------------------------------------------------------------------------------
Letter to Shareholders

Dear Shareholder:

   We are pleased to report the performance for Dreyfus Premier Limited Term New York Municipal Fund for its semi-annual reporting period ended December 31, 1997, as shown in the following table:

                                                  Approximate                 Annualized
                     Total Return*            Income Dividends**         Distribution Rate***
                     -------------            ------------------         --------------------
Class A                  4.42%                      $0.285                       4.21%
Class B                  4.24%                      $0.253                       3.84%
Class C                  4.15%                      $0.253                       3.84%
Class R                  4.63%                      $0.302                       4.59%

ECONOMIC REVIEW

   Inflation seems to be under control. Not since the oil price collapse in 1986 has it been so restrained. As the economy approached the end of its seventh consecutive year of expansion, inflation seemed to become even more subdued. During the last quarter of 1997, the 12-month pace of consumer price increases fell below the 2% level. Producer prices actually fell at an annual rate of 1.2% over the first 11 months of the year.

   The ongoing fear in the financial markets has been that the Federal Reserve Board's (the "Fed") unremitting fight against inflation could lead to further increases in interest rates. Yet the Federal Open Market Committee (F.O.M.C.), the policy-making arm of the Fed, has raised interest rates just once in over two years, a period roughly coinciding with the latest surge of economic growth. The last increase occurred on March 25, 1997 when the F.O.M.C. increased the Federal Funds rate by a modest one quarter of a percentage point to 5.50%. (The Federal Funds rate is the rate of interest that banks charge one another for overnight loans.) Investor concern about additional monetary restraint centers on the low unemployment rate. The unemployment rate as of December 31, 1997 was 4.6%, a 24-year low. In particular, there are fears that wages can rise at a rate that could rekindle inflation. Over the last year, the gain in wages after adjusting for inflation was 2%, the sharpest increase in 20 years.

   Not surprisingly, an almost ideal economic climate -- plentiful jobs, low interest rates and dwindling inflation -- has put consumers in an ebullient mood. Though holiday retail sales were below expectations, spending in the third quarter grew at the strongest pace in five years. Since consumer spending accounts for two thirds of all economic activity, consumer attitudes are important indicators of future economic conditions. The Conference Board (a business-sponsored research group) reported in December that its Index of Consumer Confidence rose to its highest level since 1969. So far, the serious economic developments in Asia have not had an inhibiting effect on consumer attitudes.

   The Asian financial crisis, while bound to affect the import/export segment of our economy, may also afford the Fed additional flexibility in implementing monetary policy. While the Fed is concerned about the potential resurgence of inflation, lower-priced Asian imports may counteract upward pressure on the rate of U.S. inflation. Moreover, with our economic expansion mature by any historical precedent (it's the second longest peacetime expansion in this century), a slackening in overseas demand for U.S. products, combined with the lower-priced imports, may help contain economic growth without additional monetary tightening by the Fed. Regardless, we believe that it is unlikely that the Fed would raise interest rates and further unsettle the international financial markets while Asian countries struggle to stabilize their currencies in relation to the U.S. dollar. Perhaps the biggest uncertainty ahead is the extent to which the Asian turmoil will affect the U.S. economy. We are particularly vigilant for developments abroad that might have either negative or positive consequences for the portfolio. The trouble in Asia shows the close and sensitive relationship between our economy and the economies around the globe.

Market Environment/Portfolio Activity

   New York State's debt rating was raised in September from A- to A by Standard & Poor's, reflecting various financial positives, including a very strong surplus of $1.9 billion on a Generally Accepted Accounting Principles ("GAAP") basis. Income per capita remains high at 119% of the national average. Wall Street will continue to be a major factor in State finances as it represents an outsized portion of sector income relative to other states. Standard & Poor's noted that the State may have difficulty improving its credit rating any further in the near future due to a $6.1 billion approved tax reduction combined with the 20% reduction in personal income tax and a major education program enhancement. These initiatives will make balancing the budget more difficult, particularly if the economy experiences a downturn. Furthermore, the debt level remains high at $1,800 per capita and 6.1% of personal income.

   Nationally last year, a lower interest rate environment provided many issuers with the opportunity to refinance older, higher interest cost debt. Consequently, new issue supply surged during the second half of 1997, bringing the total new issue annual volume for municipal bonds to $221 billion, well above 1996's $165 billion level. Moderate demand and heavy supply hampered the relative performance of municipal bonds during the second half of 1997. The total return of the Lehman Brothers Ten-Year Municipal Bond Index for the semi-annual period ended December 31, 1997 was only 5.77% compared to 8.55% for the Ten-Year Treasury Note, highlighting the significant underperformance in the tax-exempt marketplace.

   Lower rated fixed income securities outperformed higher credit quality securities again during the second half of 1997. Improving fiscal conditions, strong demand from "yield hungry" investors and limited supply of lower credit quality securities are cited for the continued trend toward even narrower yield spreads between Baa and AAA rated securities. The positive yield spread for 30-year Baa rated municipal bonds was less than 40 basis points compared to 30-year AAA rated municipal bonds as of the end of the reporting period.

   The weighted average maturity of the Fund was cautiously shortened throughout the reporting period as interest rates declined. The weighted average maturity of the Fund began the period at 7.96 years and maintained a weighting of approximately 7.25 years throughout.

   Included in this report is a series of detailed statements about your Fund's holdings and its financial condition. We hope they are informative. Please know that we appreciate greatly your continued confidence in the Fund and in The Dreyfus Corporation.
                                                     Very truly yours,
                                                     /S/KRISTIN LINDQUIST
                                                     Kristin Lindquist
                                                     Portfolio Manager
January 15, 1998
New York, N.Y.

* Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares or the applicable contingent deferred sales charge imposed on redemptions in the case of Class B and Class C shares.
** Income dividends per share were exempt from Federal and State of New York and New York City personal income taxes. Some income may be subject to the Federal Alternative Minimum Tax (AMT) for certain shareholders.
*** Distribution rate per share is based upon dividends per share paid from net investment income during the period (annualized), divided by the maximum offering price per share at the end of the period in the case of Class A shares, or the net asset value per share in the case of Class B, Class C and Class R shares, adjusted for capital gain distributions.

Dreyfus Premier Limited Term New York Municipal Fund
------------------------------------------------------------------------------
Statement of Investments                                                                    December 31, 1997 (Unaudited)


                                                                                             Principal
Long-Term Municipal Investments--100.0%                                                       Amount           Value
------------------------------------------------------------------------------             -----------      -----------
New York--92.9%
Albany County 7%, 10/1/2000 (Insured; FGIC, Prerefunded 10/1/1999) (a).........            $   125,000      $   135,044
Amherst, Public Improvement 6.20%, 4/1/2002 (Insured; FGIC)....................                150,000          162,343
Deer Park Union Free School District 5%, 6/15/2005 (Insured; MBIA).............                200,000          208,988
Erie County Water Authority, Water Revenue, Refunding:
   6.65%, 12/1/1999 (Insured; AMBAC)...........................................                250,000          262,592
   7%, 12/1/2000 (Insured; AMBAC)..............................................                200,000          216,354
Greece Central School District 6%, 6/15/2010...................................                225,000          255,640
Town of Hempstead 6.30%, 1/1/2002 (Insured; AMBAC).............................                150,000          161,889
Metropolitan Transportation Authority, Transporation Facilities Revenue
   6.30%, 7/1/2007 (Insured; MBIA).............................................                250,000          286,350
Monroe County, Public Improvement 7%, 6/1/2003 (Insured; FGIC).................                200,000          227,254
Municipal Assistance Corporation for New York City:
   7.10%, 7/1/2000.............................................................                100,000          106,442
   6%, 7/1/2005 (Insured; AMBAC)...............................................                100,000          110,868
Nassau County:
   7%, 7/1/2002 (Insured; AMBAC, Prerefunded 7/1/2000) (a).....................                100,000          108,038
   6.30%, 11/1/2003 (Insured; FGIC)............................................                200,000          221,298
New York City:
   5.75%, 8/1/2012.............................................................                100,000          104,948
   Refunding 7%, 8/1/2006......................................................                300,000          346,425
New York City Municipal Water Finance Authority,
   Water and Sewer Systems Revenue 5.50%, 6/15/2027 (Insured; MBIA)............                250,000          257,815
New York State, Refunding 6.25%, 8/15/2004.....................................                200,000          222,354
New York State Dormitory Authority, Revenue:
   (Consolidated City University) 5.75%, 7/1/2018 (Insured; FSA) ..............                200,000          221,420
   (FIT Student Housing) 5.75%, 7/1/2006 (Insured; AMBAC)......................                130,000          142,431
   Refunding:
      (Mental Health Services Facilities) 6%, 8/15/2005........................                260,000          284,476
      (Vassar College) 6%, 7/1/2005............................................                250,000          278,440
   (Rochester Institute of Technology) 5.50%, 7/1/2006 (Insured; MBIA).........                200,000          216,346
New York State Environmental Facilities Corporation, PCR, Refunding
   (Water--Revolving Fund) 5.50%, 6/15/2006 (Insured; MBIA).....................               200,000          216,284
New York State Local Government Assistance Corporation 6.375%, 4/1/2000........                200,000          210,064
New York State Mortgage Agency, Homeowner Mortgage Revenue
   7.50%, 10/1/1998............................................................                 45,000           45,773
New York State Power Authority, General Purpose Revenue
   7%, 1/1/2018 (Prerefunded 1/1/2010) (a).....................................                300,000          365,367

Dreyfus Premier Limited Term New York Municipal Fund
------------------------------------------------------------------------------
Statement of Investments (continued)                                                           December 31, 1997 (Unaudited)

                                                                                           Principal
Long-Term Municipal Investments (continued)                                                  Amount           Value
------------------------------------------------------------------------------             ---------       ------------
New York (continued)
New York State Thruway Authority (Emergency Highway Construction and Reconstruction)
   6%, 3/1/2002 (Insured; FSA).................................................            $   200,000      $   214,248
New York State Urban Development Corporation, Refunding
   (Corporation Purpose) 5.50%, 7/1/2005.......................................                200,000          215,380
Orange County:
   5.10%, 11/15/2002...........................................................                130,000          135,799
   Refunding 5.50%, 11/15/2007.................................................                250,000          272,233
Oyster Bay 7.125%, 4/15/2000 (Insured; FGIC)...................................                180,000          192,343
Port Washington Union Free School District 6%, 8/1/2001........................                125,000          133,135
Suffolk County, Public Improvement
   7%, 4/1/2002 (Insured; MBIA, Prerefunded 4/1/2001) (a)......................                150,000          162,475
Tompkins County 5.25%, 9/15/2003...............................................                250,000          263,568
Triborough Bridge and Tunnel Authority, General Purpose Revenue:
   7.40%, 1/1/2003 (Prerefunded 1/1/1999) (a)..................................                200,000          210,120
   7%, 1/1/2011 (Prerefunded 1/1/1999) (a).....................................                150,000          157,007
   Refunding:
      5.75%, 1/1/2005..........................................................                250,000          272,342
      5.90%, 1/1/2007..........................................................                100,000          111,017
Westchester County 6.625%, 11/1/2004...........................................                250,000          286,663
Western Nassau County Water Authority,
   Water Systems Revenue 5.50%, 5/1/2004 (Insured; AMBAC)......................                250,000          267,793

U.S. Related--7.1%
Puerto Rico Commonwealth, Refunding 6.25%, 7/1/2011 (Insured; MBIA)............                200,000          231,710
Puerto Rico Commonwealth Highway and Transporation Authority,
   Highway Revenue 6.25%, 7/1/2009 (Insured; MBIA).............................                150,000          173,731
University of Puerto Rico, University Revenues, Refunding
   6.25%, 6/1/2006 ............................................................                200,000          227,078
                                                                                                            -----------
TOTAL INVESTMENTS (cost $8,469,282)............................................                              $8,901,885
                                                                                                            ===========

Dreyfus Premier Limited Term New York Municipal Fund
------------------------------------------------------------------------------

Summary of Abbreviations
-------------------------------------------------------------------------------

AMBAC      American Municipal Bond Assurance Corporation    MBIA       Municipal Bond Investors Assurance
FGIC       Financial Guaranty Insurance Company                            Insurance Corporation
FSA        Financial Security Assurance                     PCR        Pollution ControlRevenue



Summary of Combined Ratings (Unaudited)
-------------------------------------------------------------------------------

Fitch (b)          or          Moody's           or           Standard & Poor's         Percentage of Value
------                         -------                        ----------------           -----------------
AAA                            Aaa                            AAA                                65.5%
AA                             Aa                             AA                                 18.2
A                              A                              A                                  13.1
BBB                            Baa                            BBB                                 3.2
                                                                                               -------
                                                                                                100.0%
                                                                                               =======


Notes to Statement of Investments:
-------------------------------------------------------------------------------

(a) Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
(b) Fitch currently provides creditworthiness information for a limited number of investments.



                       See notes to financial statements.

Dreyfus Premier Limited Term New York Municipal Fund
------------------------------------------------------------------------------
Statement of Assets and Liabilities                                                              December 31, 1997 (Unaudited)


                                                                                                  Cost            Value
                                                                                               -----------      -----------
ASSETS:                       Investments in securities--See Statement of Investments           $8,469,282       $8,901,885
                              Cash.............................................                                      39,169
                              Interest receivable..............................                                     164,272
                                                                                                                -----------
                                                                                                                  9,105,326
                                                                                                                -----------

LIABILITIES:                  Due to The Dreyfus Corporation and affiliates....                                       4,477
                              Due to Distributor...............................                                         153
                                                                                                                -----------
                                                                                                                      4,630
                                                                                                                -----------

NET ASSETS.....................................................................                                  $9,100,696
                                                                                                                 ==========

REPRESENTED BY:               Paid-in capital..................................                                  $8,668,161
                              Accumulated net realized gain (loss) on investments                                       (68)
                              Accumulated gross unrealized appreciation on investments                              432,603
                                                                                                                -----------
NET ASSETS.....................................................................                                  $9,100,696
                                                                                                                ===========




                            NET ASSET VALUE PER SHARE
                            -------------------------

                                                             Class A              Class B           Class C             Class R
                                                           -----------           ---------         ---------           -----------
Net Assets.....................................            $2,018,835             $271,075          $89,649             $6,721,137
Shares Outstanding.............................               154,929               20,780            6,863                515,861
NET ASSET VALUE PER SHARE......................                $13.03               $13.05           $13.06                 $13.03
                                                              =======              =======          =======                =======



                       See notes to financial statements.

Dreyfus Premier Limited Term New York Municipal Fund
------------------------------------------------------------------------------
Statement of Operations                                                          Six Months Ended December 31, 1997 (Unaudited)


INVESTMENT INCOME

INCOME                        Interest Income............................                                     $229,110


EXPENSES:                     Management fee--Note 2(a)..................                   $  22,290
                              Distribution and service fees--Note 2(b)...                       3,822
                              Loan commitment fees--Note 4...............                          53
                                                                                            ---------
                                Total Expenses...........................                                       26,165
                                                                                                              --------



INVESTMENT INCOME--NET...................................................                                      202,945



REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--Note 3:
                              Net realized gain (loss) on investments....                   $      180
                              Net unrealized appreciation (depreciation)
                                on investments...........................                      185,709
                                                                                             ---------



NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS...................                                      185,889
                                                                                                              --------



NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.....................                                     $388,834
                                                                                                              ========






                       See notes to financial statements.

Dreyfus Premier Limited Term New York Municipal Fund
------------------------------------------------------------------------------
Statement of Changes in Net Assets

                                                                                         Six Months Ended
                                                                                         December 31, 1997        Year Ended
                                                                                            (Unaudited)          June 30, 1997
                                                                                         -----------------       -------------
OPERATIONS:
   Investment income--net.................................................                  $   202,945            $   332,110
   Net realized gain (loss) on investments................................                          180                  9,828
   Net unrealized appreciation (depreciation) on investments..............                      185,709                 78,389
                                                                                            -----------            -----------
      Net Increase (Decrease) in Net Assets Resulting from Operations.....                      388,834                420,327
                                                                                            -----------            -----------
DIVIDENDS TO SHAREHOLDERS FROM:
   Investment income--net:
      Class A shares......................................................                      (45,381)               (95,673)
      Class B shares......................................................                       (4,571)                (5,389)
      Class C shares......................................................                       (1,765)                (2,540)
      Class R shares......................................................                     (151,228)              (228,486)
   Net realized gain on investments:
      Class A shares......................................................                       (2,220)                (9,531)
      Class B shares......................................................                         (287)                  (585)
      Class C shares......................................................                         (103)                  (238)
      Class R shares......................................................                       (7,386)               (20,591)
                                                                                            -----------            -----------
         Total Dividends..................................................                     (212,941)              (363,033)
                                                                                            -----------            -----------
BENEFICIAL INTEREST TRANSACTIONS:
   Net proceeds from shares sold:
      Class A shares......................................................                       69,706                 90,003
      Class B shares......................................................                      173,640                 20,500
      Class C shares......................................................                        7,000                 29,735
      Class R shares......................................................                    1,497,328              2,109,511
   Dividends reinvested:
      Class A shares......................................................                       35,988                 78,384
      Class B shares......................................................                        2,867                 5,974
      Class C shares......................................................                        1,850                 2,770
      Class R shares......................................................                       34,169                28,536
   Cost of shares redeemed:
      Class A shares......................................................                     (171,979)             (251,709)
      Class B shares......................................................                      (26,176)              (30,000)
      Class C shares......................................................                       (5,120)                 (585)
      Class R shares......................................................                     (311,092)             (861,594)
                                                                                            -----------           -----------
      Increase (Decrease) in Net Assets from Beneficial Interest Transactions                 1,308,181             1,221,525
                                                                                            -----------           -----------
         Total Increase (Decrease) in Net Assets..........................                    1,484,074             1,278,819

NET ASSETS:
   Beginning of Period....................................................                    7,616,622             6,337,803
                                                                                            -----------           -----------
   End of Period..........................................................                   $9,100,696            $7,616,622
                                                                                            ===========           ===========

                       See notes to financial statements.

Dreyfus Premier Limited Term New York Municipal Fund
------------------------------------------------------------------------------
Statement of Changes in Net Assets (continued)

                                                                                                             Shares
                                                                                                ---------------------------------

                                                                                               Six Months Ended
                                                                                              December 31, 1997       Year Ended
                                                                                                 (Unaudited)        June 30, 1997
                                                                                               ----------------     -------------
CAPITAL SHARE TRANSACTIONS:

   Class A

   Shares sold................................................................                      5,422                7,056
   Shares issued for dividends reinvested.....................................                      2,780                6,158
   Shares redeemed............................................................                    (13,337)             (19,696)
                                                                                                ---------            ---------
                              Net Increase (Decrease) in Shares Outstanding...                     (5,135)              (6,482)
                                                                                                =========            =========


   Class B

   Shares sold................................................................                     13,392                1,608
   Shares issued for dividends reinvested.....................................                        221                  469
   Shares redeemed............................................................                     (2,031)              (2,366)
                                                                                                ---------            ---------
                              Net Increase (Decrease) in Shares Outstanding...                     11,582                 (289)
                                                                                                =========            =========


   Class C

   Shares sold................................................................                        542                2,322
   Shares issued for dividends reinvested.....................................                        143                  217
   Shares redeemed............................................................                       (392)                 (46)
                                                                                                ---------            ---------
                              Net Increase (Decrease) in Shares Outstanding...                        293                2,493
                                                                                                =========            =========


   Class R

   Shares sold................................................................                    116,450             165,819
   Shares issued for dividends reinvested.....................................                      2,640               2,244
   Shares redeemed............................................................                    (24,124)            (68,185)
                                                                                                ---------           ---------
                              Net Increase (Decrease) in Shares Outstanding...                     94,966              99,878
                                                                                                =========           =========




                       See notes to financial statements.

Dreyfus Premier Limited Term New York Municipal Fund
------------------------------------------------------------------------------
Financial Highlights

   Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.



                                                                       Class A Shares
                                    -------------------------------------------------------------------------------------
                                          Six Months
                                             Ended                                          Period Ended      Year Ended
                                       December 31, 1997         Year Ended June 30,          June 30,       November 30,
                                                                 -------------------                         ------------
PER SHARE DATA:                           (Unaudited)         1997       1996     1995(1,3)  1994(1,2,3)    1993(1)      1992
                                     -------------------    -------    -------    ---------  -----------    -------    -------
Net asset value, beginning
      of period..................          $12.77           $12.65     $12.71     $12.59      $13.04       $12.70       $12.34
                                           ------           ------     ------     ------      ------       ------       ------
   Investment Operations:
   Investment income--net.........            .29              .59        .59        .60         .35(4)       .66(4)       .68(4)
   Net realized and unrealized gain
      (loss) on investments......             .27              .18       (.06)       .17        (.45)         .46          .36
                                           ------           ------     ------     ------      ------       ------       ------
   Total from Investment Operations           .56              .77        .53        .77        (.10)        1.12         1.04
                                           ------           ------     ------     ------      ------       ------       ------
   Distributions:
   Dividends from investment
      income--net.................           (.29)            (.59)      (.59)      (.60)       (.35)        (.66)        (.68)
   Dividends from net realized gain
      on investments.............            (.01)            (.06)        --       (.04)         --         (.12)          --
   Dividends in excess of net realized
      gain on investments........              --               --         --       (.01)         --           --           --
                                           ------           ------     ------     ------      ------       ------       ------
   Total Distributions...........            (.30)            (.65)      (.59)      (.65)       (.35)        (.78)        (.68)
                                           ------           ------     ------     ------      ------       ------       ------
   Net asset value, end of period          $13.03           $12.77     $12.65     $12.71      $12.59       $13.04       $12.70
                                           ======           ======     ======     ======      ======       ======       ======
TOTAL INVESTMENT RETURN(5).......            8.77%(6)         6.17%      4.23%      6.39%       (.80%)(7)    9.00%        8.65%

RATIOS/SUPPLEMENTAL DATA:
   Ratio of expenses to average
      net assets.................             .75%(6)          .75%       .75%       .75%        .57%(6,8)    .46%(8)      .45%(8)
   Ratio of net investment income
      to average net assets......            4.38%(6)         4.60%      4.62%      4.83%       4.66%(6)     5.11%        5.43%
   Portfolio Turnover Rate.......            1.82%(7)        15.00%     43.43%     32.00%      13.00%(7)    32.00%          --
   Net Assets, end of period
      (000's Omitted)............          $2,019           $2,043     $2,106     $2,340      $2,922       $2,100       $5,308

------------------

(1) On February 1, 1993 existing shares of the Fund were designated the Retail Class and the Fund began offering the Institutional Class and Investment Class of shares. Effective April 4, 1994 the Retail and Institutional Classes were reclassified as a single class of shares known as the Investor shares. Effective October 17, 1994, the Investor Class was redesignated Class Ashares. The Financial Highlights for the year ended June 30, 1995 are based upon a Class A (formerly Investor shares) outstanding. The amounts shown for the period ended June 30, 1994 were calculated using the performance of a Retail share outstanding from December 1, 1993 to April 3, 1994 and the performance of an Investor share outstanding from April 4, 1994 to June 30, 1994. The Financial Highlights for the year ended November 30, 1993 and prior years are based upon a Retail share outstanding.
(2) Effective October 17, 1994, The Dreyfus Corporation began serving as the Fund's investment manager. From April 4, 1994 through October 16, 1994, Mellon Bank, N.A. served as the Fund's investment manager. Prior to April 4, 1994, The Boston Company Advisors, Inc. served as the Fund's investment adviser.
(3) The Fund changed its fiscal year end to June 30. Prior to this, the Fund's fiscal year end was November 30.
(4) Net investment income per share before waiver of fees and reimbursement of expenses by the investment adviser and/or custodian and/or transfer agent for the period ended June 30, 1994 and, for the years ended
    November  30, 1993 and 1992 were $.28, $.42 and $.52,  respectively.
(5) Exclusive of sales load.
(6) Annualized.
(7) Not annualized.
(8) Annualized expense ratios before voluntary waiver of fees and reimbursement of expenses by the investment adviser and/or custodian and/or transfer agent for the period ended June 30, 1994 and, for the years ended November 30, 1993 and 1992 were 1.51%, 2.32% and 1.70%, respectively.

                       See notes to financial statements.

Dreyfus Premier Limited Term New York Municipal Fund
------------------------------------------------------------------------------
Financial Highlights (continued)

   Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                   Class B Shares                         Class C Shares
                                      --------------------------------------------------------------------------------------------
                                                                                                                        Period
                                       Six Months Ended   Year Ended June 30,  Six Months Ended    Year Ended June 30,   Ended
                                      December 31, 1997   -------------------  December 31, 1997,  -------------------  June 30,
PER SHARE DATA:                          (Unaudited)      1997        1996(1)      (Unaudited)     1997          1996    1995(1)
                                         -----------      -------     -------      -----------     -------    -------    -------
   Net asset value, beginning
      of period..................           $12.78        $12.66      $12.71         $12.80        $12.68     $12.71     $12.21
                                            ------        ------      ------         ------        ------     ------     ------
   Investment Operations:
   Investment income--net.........             .25           .52         .54            .25           .52        .54        .28
   Net realized and unrealized gain
      (loss) on investments......              .28           .18        (.05)           .27           .18       (.03)       .49
                                            ------        ------      ------         ------        ------     ------     ------
   Total from Investment Operations            .53           .70         .49            .52           .70        .51        .77
                                            ------        ------      ------         ------        ------     ------     ------
   Distributions:
   Dividends from investment
      income--net.................            (.25)         (.52)       (.54)          (.25)         (.52)      (.54)      (.27)
   Dividends from net realized gain
      on investments.............             (.01)         (.06)         --           (.01)         (.06)        --         --
                                            ------        ------      ------         ------        ------     ------     ------
   Total Distributions...........             (.26)         (.58)       (.54)          (.26)         (.58)      (.54)      (.27)
                                            ------        ------      ------         ------        ------     ------     ------
   Net asset value, end of period           $13.05        $12.78      $12.66         $13.06        $12.80     $12.68     $12.71
                                            ======        ======      ======         ======        ======     ======     ======
TOTAL INVESTMENT RETURN(2).......             8.41%(3)      5.64%       3.85%          8.23%(3)      5.63%      4.02%      6.39%(4)
RATIOS/SUPPLEMENTAL DATA:
   Ratio of expenses to average
      net assets.................             1.25%(3)      1.25%       1.25%          1.25%(3)      1.25%      1.25%      1.25%(3)
   Ratio of net investment income
      to average net assets......             3.84%(3)      4.09%       3.97%          3.89%(3)      4.08%      4.15%      4.34%(3)
   Portfolio Turnover Rate.......             1.82%(4)     15.00%      43.43%          1.82%(4)     15.00%     43.43%     32.00%
   Net Assets, end of period
      (000's Omitted)............             $271          $118        $120            $90           $84        $52        $68

--------------------

(1) The Fund commenced selling Class B and Class C shares on December 28, 1994.
(2) Exclusive of sales load.
(3) Annualized.
(4) Not annualized.





                       See notes to financial statements.

Dreyfus Premier Limited Term New York Municipal Fund
------------------------------------------------------------------------------
Financial Highlights (continued)

   Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                   Class R Shares
                                     ----------------------------------------------------------------------------------------
                                     Six Months Ended                                         Period Ended     Period Ended
                                      December 31, 1997        Year Ended June 30,              June 30,        November 30,
                                                          -------------------------------
PER SHARE DATA:                          (Unaudited)      1997        1996        1995(1)       1994(1,2)         1993(3)
                                          ----------      -------     -------     -------       -------           -------
   Net asset value, beginning
      of period.....................         $12.76       $12.65      $12.71      $12.59        $13.04            $12.85
                                             ------       ------      ------      ------        ------            ------
   Investment Operations:
   Investment income--net............           .30          .62         .63         .64           .37(4)            .57(4)
   Net realized and unrealized gain
      (loss) on investments.........            .28          .17        (.06)        .17          (.45)              .31
                                             ------       ------      ------      ------        ------            ------
   Total from Investment Operations.            .58          .79         .57         .81          (.08)              .88
                                             ------       ------      ------      ------        ------            ------
   Distributions:
   Dividends from investment
      income--net....................          (.30)        (.62)       (.63)       (.64)         (.37)             (.57)
   Dividends from net realized gain
      on investments................           (.01)        (.06)         --        (.04)           --              (.12)
   Dividends in excess of net realized
      gain on investments...........             --           --          --        (.01)           --                --
                                             ------       ------      ------      ------        ------            ------
   Total Distributions..............           (.31)        (.68)       (.63)       (.69)         (.37)             (.69)
                                             ------       ------      ------      ------        ------            ------
   Net asset value, end of period...         $13.03       $12.76      $12.65      $12.71        $12.59            $13.04
                                             ======       ======      ======      ======        ======            ======
TOTAL INVESTMENT RETURN(5)..........           9.18%(6)     6.34%       4.49%       6.65%         (.67%)(7)         6.95%(7)
RATIOS/SUPPLEMENTAL DATA:
   Ratio of expenses to average
      net assets....................            .50%(6)      .50%        .50%        .50%          .29%(6,8)         .25%(6,8)
   Ratio of net investment income
      to average net assets.........           4.64%(6)     4.85%       4.87%       5.08%         4.94%(7)          5.20%(6)
   Portfolio Turnover Rate..........           1.82%(7)    15.00%      43.43%      32.00%        13.00%(7)         32.00%
   Net Assets, end of period
      (000's Omitted)...............         $6,721       $5,372      $4,060      $2,844        $2,388            $2,542

--------------------

(1) Effective October 17, 1994, The Dreyfus Corporation began serving as the Fund's investment manager. From April 4, 1994 through October 16, 1994, MellonBank, N.A. served as the Fund's investment manager. Prior to April 4, 1994, The Boston Company Advisors, Inc. served as the Fund's investment manager.
(2) The Fund changed its fiscal year end to June 30. Prior to this, the Fund's fiscal year end was November 30.
(3) The Fund commenced selling Investment Class shares on February 1, 1993. Effective April 4, 1994 the Investment Class was reclassified as the Trust shares. Effective October 17, 1994 Trust shares were redesignated Class R shares. The table above is based upon a Retail share outstanding from February 1, 1993 to April 3, 1994 and a Trust share outstanding from April 4, 1994 to October 16, 1994.
(4) Net investment income per share before waiver of fees and reimbursement of expenses by the investment adviser and/or custodian and/or transfer agent for the periods ended June 30, 1994 and November 30, 1993 were $.30 and $.36, respectively.
(5) Exclusive of sales load.
(6) Annualized.
(7) Not  annualized.
(8) Annualized expense ratios before voluntary waiver of fees and reimbursement of expenses by the investment adviser and/or custodian and/or transfer agent for the periods ended June 30, 1994 and November 30, 1993 were 1.23% and 2.22%, respectively.


                       See notes to financial statements.

Dreyfus Premier Limited Term New York Municipal Fund
------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES:

   Dreyfus Premier Limited Term New York Municipal Fund is a series of The Dreyfus/Laurel Tax-Free Municipal Funds (the "Trust") which is registered under the Investment Company Act of 1940 ("Act") as a non-diversified open-end management investment company and operates as a series company currently offering seven series including the Fund. The Fund's investment objective is to maximize current income exempt from Federal, New York State and New York City income taxes to the extent consistent with the preservation of capital. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon Bank").

   Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares. The Fund is authorized to issue an unlimited number of shares of Beneficial Interest in the following classes of shares: Class A, Class B, Class C and Class R. Class A, Class B and Class C shares are sold primarily to retail investors through financial intermediaries and bear a distribution fee and/or service fee. Class A shares are sold with a front-end sales charge, while Class B and Class C shares are subject to a contingent deferred sales charge ("CDSC") and a service fee. Class R shares are sold primarily to bank trust departments and other financial service providers (including Mellon Bank and its affiliates) acting on behalf of customers having a qualified trust or investment account or relationship at such institution, and bear no distribution or service fees. Class R shares are offered without a front-end sales load or CDSC. Each class of shares has identical rights and privileges, except with respect to distribution and service fees and voting rights on matters affecting a single class.

   Investment income, net of expenses (other than class specific expenses), realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

   The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. Actual results may differ from estimates.

   (a) Portfolio valuation: Investments in securities (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.

   (b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.

Dreyfus Premier Limited Term New York Municipal Fund
------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

   (c) Concentration of risk: The Fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Fund.

   (d) Distributions to shareholders: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.

   (e) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--INVESTMENT MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:

   (a) Investment management fee: Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the Fund. The Manager also directs the investments of the Fund in accordance with its investment objective, policies and limitations. For these services, the Fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .50% of the value of the Fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the Fund except brokerage fees, taxes, interest, commitment fees, Rule 12b-1 distribution fees and expenses, service fees, fees and expenses of non-interested Trustees (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the Fund's allocable portion of fees and expenses of the non-interested Trustees (including counsel) and extraordinary expenses. Each trustees receives $27,000 per year, $1,000 for each Board meeting attended and $750 for each Audit Committee meeting attended and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional annual fee of $25,000 per year. These fees pertain to the following funds: The Dreyfus/Laurel Funds, Inc., The Dreyfus/Laurel Tax-Free Municipal Funds, and The Dreyfus/Laurel Funds Trust. These fees and expenses are allocated to each series based on net assets. Amounts required to be paid by the Trust directly to the non-interested Trustees, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Trustees.

   (b) Distribution and service plan: The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act relating to its Class A, B and C shares. Under the Plan, the Fund may pay annually up to .25% of the value of its average daily net assets attributable to its Class A shares to compensate the Distributor and Dreyfus Service Corporation, an affiliate of the Manager, for shareholder servicing activities and the Distributor for activities and expenses primarily intended to result in the sale of Class A shares. Under the Plan, the Fund may pay the Distributor for distributing the Fund's Class B and Class C shares at an aggregate annual rate of .50% of the value of the average daily net assets of Class B and Class C shares. Class B and Class C shares are also subject to a service plan adopted pursuant to Rule 12b-1, under which the Fund pays Dreyfus Service Corporation or the Distributor for providing certain services to the holders of Class B and Class C shares a fee at the annual rate of .25% of the value of the average daily net assets of Class B and Class C shares. Class R shares bear no distribution or service fee. During the

Dreyfus Premier Limited Term New York Municipal Fund
------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

period ended December 31, 1997, the Fund was charged $2,589, $595 and $227 for Class A, Class B and Class C shares, respectively, pursuant to the distribution plan. During the period ended December 31, 1997, the Fund was charged $298 and $113 for Class B and Class C shares, respectively, purusant to the Service plan.

   Under its terms, the Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Trustees who are not "interested persons" of the Company and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan.

NOTE 3--SECURITIES TRANSACTIONS:

   The aggregate amount of purchase and sales of investment securities, excluding short-term securities, during the period ended December 31, 1997, amounted to $1,429,238 and $155,191, respectively.

   At December 31, 1997, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 4--BANK LINE OF CREDIT:

   The Fund participates with other Dreyfus-managed funds in a $600 million redemption credit facility ("Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended December 31, 1997, the Fund did not borrow under the Facility.

Dreyfus Premier Limited Term
New York Municipal Fund
200 Park Avenue
New York, NY 10166

Manager
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940





Printed in U.S.A.                 348/648SA9712

                               Semi-Annual Report
-----------------------------------------------------------------------------
                                 Dreyfus Premier
                                  Limited Term
                              California Municipal
                                      Fund
-----------------------------------------------------------------------------


                                December 31, 1997

Dreyfus Premier Limited Term California Municipal Fund
-----------------------------------------------------------------------------
Letter to Shareholders

Dear Shareholder:

   We are pleased to report the performance for Dreyfus Premier Limited Term California Municipal Fund for its semi-annual reporting period ended December 31, 1997, as shown in the following table:

                                   Approximate               Annualized
             Total Return*      Income Dividends**       Distribution Rate***
             -------------      ------------------       --------------------
Class A          4.37%                $0.295                     4.25%
Class B          4.10%                $0.261                     3.87%
Class C          4.10%                $0.261                     3.86%
Class R          4.50%                $0.312                     4.63%

Economic Review

   Inflation seems to be under control. Not since the oil price collapse in 1986 has it been so restrained. As the economy approached the end of its seventh consecutive year of expansion, inflation seemed to become even more subdued. During the last quarter of 1997, the 12-month pace of consumer price increases fell below the 2% level. Producer prices actually fell at an annual rate of 1.2% over the first 11 months of the year.

   The ongoing fear in the financial markets has been that the Federal Reserve Board's (the "Fed") unremitting fight against inflation could lead to further increases in interest rates. Yet the Federal Open Market Committee (F.O.M.C.), the policy-making arm of the Fed, has raised interest rates just once in over two years, a period roughly coinciding with the latest surge of economic growth. The last increase occurred on March 25, 1997 when the F.O.M.C. increased the Federal Funds rate by a modest one quarter of a percentage point to 5.50%. (The Federal Funds rate is the rate of interest that banks charge one another for overnight loans.) Investor concern about additional monetary restraint centers on the low unemployment rate. The unemployment rate as of December 31, 1997 was 4.6%, a 24-year low. In particular, there are fears that wages can rise at a rate that could rekindle inflation. Over the last year the gain in wages after adjusting for inflation was 2%, the sharpest increase in 20 years.

   Not surprisingly, an almost ideal economic climate -- plentiful jobs, low interest rates and dwindling inflation -- has put consumers in an ebullient mood. Though holiday retail sales were below expectations, spending in the third quarter grew at the strongest pace in five years. Since consumer spending accounts for two thirds of all economic activity, consumer attitudes are important indicators of future economic conditions. The Conference Board (a business-sponsored research group) reported in December that its Index of Consumer Confidence rose to its highest level since 1969. So far, the serious economic developments in Asia have not had an inhibiting effect on consumer attitudes.

   The Asian financial crisis, while bound to affect the import/export segment of our economy, may also afford the Fed additional flexibility in implementing monetary policy. While the Fed is concerned about the potential resurgence of inflation, lower-priced Asian imports may counteract upward pressure on the rate of U.S. inflation. Moreover, with our economic expansion mature by any historical precedent (it's the second longest peacetime expansion in this century), a slackening in overseas demand for U.S. products, combined with the lower-priced imports, may help contain economic growth without additional monetary tightening by the Fed. Regardless, we believe that it is unlikely that the Fed would raise interest rates and further unsettle the international financial markets while Asian countries struggle to stabilize their currencies in relation to the U.S. dollar. Perhaps the biggest uncertainty ahead is the extent to which the Asian turmoil will affect the U.S. economy. We are particularly vigilant for developments abroad that might have either negative or positive consequences for the portfolio. The trouble in Asia shows the close and sensitive relationship between our economy and the economies around the globe.

Market Environment/Portfolio Activity

   The California economy has continued to diversify and expand at a pace beyond the national growth rate. For the period ending December 31, 1997, revenues collected were slightly above-budget, creating a small operating surplus that amounted to 4% of revenues. However, the State still has not addressed its accumulated structural deficit of approximately $2.1 billion. Due to the sizable expenditures for education and public safety and limited revenue generation flexibility, we believe that it is unlikely the State will develop any sizable budget surplus. Because of these limitations, we expect that the credit quality of the State will remain in the "A" rated range despite the robust economy.

   Nationally last year, a lower interest rate environment provided many issuers with the opportunity to refinance older, higher interest cost debt. Consequently, new issue supply surged during the second half of 1997 bringing the total new issue annual volume for municipal bonds to $221 billion, well above 1996's $165 billion level. Moderate demand and heavy supply hampered the relative performance of municipal bonds during the second half of 1997. The total return of the Lehman Brothers Ten-Year Municipal Bond Index for the semi-annual period ended December 31, 1997 was only 5.77% compared to 8.55% for the Ten-Year Treasury Note, highlighting the significant underperformance in the tax-exempt marketplace.

   Lower-rated fixed income securities outperformed higher credit quality securities again during the second half of 1997. Improving fiscal conditions, strong demand from "yield hungry" investors and limited supply of lower credit quality securities account for the continued trend toward narrowing yield spreads between Baa and AAA rated securities. The positive yield spread for 30-year Baa rated municipal bonds was less than 40 basis points compared to 30-year AAA rated municipal bonds as of the end of the reporting period.

   The weighted average maturity of the Fund was extended through the reporting period to take advantage of the declining interest rate environment. The weighted average maturity began the reporting period at 7.39 years and fluctuated within a range of 7.75-8 years throughout.

   Included in this report is a series of detailed statements about your Fund's holdings and its financial condition. We hope they are informative. Please know that we appreciate greatly your continued confidence in the Fund and in The Dreyfus Corporation.

                                                     Very truly yours,

                                                     /s/ Collette O'Brien

                                                     Collette O'Brien
                                                     Portfolio Manager

January 15, 1998
New York, N.Y.

* Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares or the applicable contingent deferred sales charge imposed on redemptions in the case of Class B and Class C shares.
** Income dividends per share were exempt from Federal and State of California personal income taxes. Some income may be subject to the Federal Alternative Minimum Tax (AMT) for certain shareholders.
*** Distribution rate per share is based upon dividends per share paid from net investment income during the period (annualized), divided by the maximum offering price per share in the case of Class A shares, or the net asset value per share in the case of Class B, Class C and Class R shares, adjusted for capital gain distributions.


Dreyfus Premier Limited Term California Municipal Fund
------------------------------------------------------------------------------
Statement of Investments                                                                       December 31, 1997 (Unaudited)


                                                                                             Principal
Long-Term Municipal Investments--97.5%                                                        Amount              Value
-------------------------------------------------------------------------------           --------------      -------------
California--81.6%

State of California:
   6.80%, 10/1/2005............................................................           $ 700,000           $   816,403
   6.60%, 10/1/2005............................................................             510,000               602,881
California Educational Facilities Authority, College and University Revenue,
   Refunding (Los Angeles College Chiropractic) 5.75%, 11/1/2006...............             780,000               826,440
California Health Facilities Finance Authority, Lease Revenue, Refunding
   (Presbyterian Hospital) 5.50%, 5/1/2007 (Insured; MBIA).....................             500,000               541,575
California Housing Finance Agency, Home Mortgage Revenue
   5.65%, 8/1/2006 (Insured;MBIA)..............................................             655,000               691,450
   5.65%, 8/1/2017 (Insured;MBIA)..............................................             400,000               410,588
California Public Works Board, Lease Revenue:
   (Corcoran State Prison) 7%, 9/1/1998 .......................................             200,000               202,526
   High Technology Facilities (Berkeley Campus) 7.20%, 3/1/2001 ...............             150,000               153,851
   Refunding (California State University) 5.50%, 10/1/2007 ...................             500,000               540,800
California Rural Home Mortgage Finance Authority, Single Family Mortgage Revenue
   5.75%, 8/1/2009 (Guaranteed; FNMA)..........................................             525,000               547,538
Elk Grove Unified School District, Special Tax Revenue, Refunding
   (Community Facilities District No. 1) 6.50%, 12/1/2006 (Insured; AMBAC).....             400,000               467,560
Franklin-McKinley School District, Refunding 5.20%, 7/1/2004 (Insured; MBIA) ..             375,000               397,556
Kern High School District, Refunding 6.40%, 2/1/2012 (Insured; MBIA)...........             750,000               875,505
Los Angeles, Wastewater System Revenue 7.10%, 11/1/1998........................             150,000               153,390
Los Angeles County Metropolitan Transportation Authority, Sales Tax Revenue
   8%, 7/1/2000 (Insured; AMBAC) ..............................................             500,000               548,010
Los Angeles County Transportation Commission, Sales Tax Revenue, Refunding
   6.80%, 7/1/1999 ............................................................             150,000               156,345
Metropolitan Water District of Southern California, Waterworks Revenue 6.375%,
   7/1/2002....................................................................             835,000               913,139
Modesto, Wastewater Treatment Facilities Revenue 6%, 11/1/2009 (Insured; MBIA).             500,000               570,910
Northern California, Transmission Revenue, Refunding (Project No. 1)
   6.25%, 8/15/2000 (Insured; MBIA) ...........................................             360,000               373,270
Redding JT Powers Financing Authority, Electrical Systems Revenue
   5.25%, 6/1/2015 (Insured; MBIA).............................................             670,000               684,318
Rio Linda Unified School District, Refunding
   6%, 8/1/2007 (Insured; FSA).................................................             400,000               450,924
Riverside County Transportation Commission, Sales Tax Revenue :
   6.50%, 6/1/2001 (Insured; AMBAC) ...........................................             520,000               562,541
   Refunding, 6%, 6/1/2009 (Insured; FGIC).....................................             500,000               569,005
Sacramento Municipal Utilities District, Electrical Revenue
   6.30%, 9/1/2001 (Insured; MBIA) ............................................             500,000               540,245


Dreyfus Premier Limited Term California Municipal Fund
------------------------------------------------------------------------------
Statement of Investments (continued)                                                          December 31, 1997 (Unaudited)


                                                                                             Principal
Long-Term Municipal Investments (continued)                                                   Amount              Value
-------------------------------------------------------------------------------           --------------      -------------
California (continued)

San Diego County Regional Transportation Commission, Sales Tax Revenue
   6%, 4/1/2004 (Insured; FGIC) ...............................................           $ 750,000           $   826,725
San Francisco Bay Area Rapid Transit District, Sales Tax Revenue, Refunding
   6.70%, 7/1/2000.............................................................             500,000               532,920
San Francisco City and County Airport Commission, International Airport Revenue
   5.625%, 5/1/2006 (Insured; FGIC)............................................             500,000               541,770
San Francisco City and County Public Utilities Commssion, Water Revenue, Refunding:
   6%, 11/1/2003 ..............................................................             750,000               824,033
   6.375%, 11/1/2006 ..........................................................             500,000               552,255
San Jose Redevelopment Agency, Tax Allocation
   (Merged Area Redevelopment Project) 6%, 8/1/2009 (Insured; MBIA)............             625,000               712,219
Santa Margarita-Dana Point Authority, Revenue, Refunding
   7.25%, 8/1/2007 (Insured; MBIA).............................................             500,000               613,280
San Mateo County Transit District, Sales Tax Revenue, Refunding
   6.20%, 6/1/1999 (Insured; MBIA).............................................             100,000               102,975
Santa Rosa, Wastewater Revenue
   6.20%, 9/1/2003 (Prerefunded 9/1/2002) (Insured; FGIC) (a) .................             350,000               385,595
Simi Valley Unified School District, Refunding 6.25%, 8/1/2004 (Insured; FGIC).             700,000               781,676
Southern California Public Power Authority, Power Project Revenue, Refunding
   (Hydroelectric-Hoover Uprating Project) 6.30%, 10/1/2002 ...................             420,000               459,766
Tri-City Hospital District, Revenue, Refunding 6%, 2/15/2005 (Insured; MBIA)...             500,000               553,840
Westside Unified School District, Refunding 6%, 8/1/2014 (Insured; AMBAC)......             385,000               437,876

U.S. Related--15.9%

Commonwealth of Puerto Rico, Refunding 6.25%, 7/1/2011 (Insured; MBIA).........             750,000               868,913
Puerto Rico Electric Power Authority, Power Revenue, Refunding
   6.50%, 7/1/2006 (Insured; MBIA).............................................             625,000               721,313
Puerto Rico Highway and Transportation Authority, Highway Revenue
   6.25%, 7/1/2004 (Insured; MBIA).............................................             500,000               557,330
Puerto Rico Public Buildings Authority, Government Guaranteed Facilities
   6.25%, 7/1/2010 (Insured; AMBAC) (Guaranteed; Commonwealth of Puerto Rico)..             750,000               870,150
University of Puerto Rico, University Revenue, Refunding
   6.25%, 6/1/2008 (Insured; MBIA) ............................................             750,000               864,705
                                                                                                              -----------
TOTAL LONG-TERM MUNICIPAL INVESTMENTS

   (cost $22,399,824)..........................................................                               $23,804,111
                                                                                                              ===========


Dreyfus Premier Limited Term California Municipal Fund
------------------------------------------------------------------------------
Statement of Investments (continued)                                                           December 31, 1997 (Unaudited)


                                                                                             Principal
Short-Term Municipal Investments--2.5%                                                        Amount              Value
-------------------------------------------------------------------------------           --------------      -------------
California:

LosAngeles Regional Airports Improvement Corp., Lease Revenue, VRDN (American
   Airlines Inc.-Los Angeles International Airport):
      5% (LOC; Wachovia Bank of Georgia) (b,c).................................           $ 300,000           $   300,000
      5% (LOC; Wachovia Bank of Georgia) (b,c).................................             300,000               300,000
                                                                                                              -----------
TOTAL SHORT-TERM MUNICIPAL INVESTMENTS
   (cost $600,000) ............................................................                               $   600,000
                                                                                                              ===========
TOTAL INVESTMENTS--100.0%
   (cost $22,999,824)..........................................................                               $24,404,111
                                                                                                              ===========

Summary of Abbreviations
------------------------------------------------------------------------------


AMBAC      American Municipal Bond Assurance Corporation    LOC        Letter of Credit
FGIC       Financial Guaranty Insurance Company             MBIA       Municipal Bond Investors Assurance
FNMA       Federal National Mortgage Association                          Insurance Corporation
FSA        Financial Security Assurance                     VRDN       Variable Rate Demand Notes


Summary of Combined Ratings
------------------------------------------------------------------------------


Fitch (d)          or          Moody's           or           Standard & Poor's         Percentage of Value
------                         -------                        ----------------          -------------------
AAA                            Aaa                            AAA                              69.9%
AA                             Aa                             AA                               14.1
A                              A                              A                                10.1
BBB                            Baa                            BBB                               3.4
F1                             MIGI                           SP1                               2.5
                                                                                              ------
                                                                                              100.0%
                                                                                              ======

Notes to Statement of Investments:
------------------------------------------------------------------------------
(a) Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
(b) Secured by letters of credit.
(c) Securities payable on demand. The interest rate, which is subject to change, is based upon bank prime rates or an index of market interest rates.
(d) Fitch currently provides creditworthiness information for a limited number of investments.
(e) At December 31, 1997, 40.3% of the Fund's net assets are insured by MBIA.


Statement of Financial Futures                   December 31, 1997 (Unaudited)


                                                                   Market Value                      Unrealized
                                                                      Covered                       Appreciation
Financial Futures Short                              Contracts     by Contracts      Expiration      at 12/31/97
-----------------------                              ---------     ------------      ----------     ------------
Municipal Bond Index Futures.....................       5           ($615,625)        March '98        $1,719
                                                                                                       ======

                       See notes to financial statements.


Dreyfus Premier Limited Term California Municipal Fund
------------------------------------------------------------------------------
Statement of Assets and Liabilities                                                            December 31, 1997 (Unaudited)


                                                                                                  Cost             Value
                                                                                               ------------     ------------
ASSETS:                       Investments in securities--See Statement of Investments          $22,999,824      $24,404,111
                              Cash.............................................                                     200,599
                              Interest receivable..............................                                     446,050
                                                                                                                -----------
                                                                                                                 25,050,760
                                                                                                                -----------

LIABILITIES:                  Due to The Dreyfus Corporation and affiliates....                                      14,325
                              Due to Distributor...............................                                         388
                                                                                                                -----------
                                                                                                                     14,713
                                                                                                                -----------

NET ASSETS.....................................................................                                 $25,036,047
                                                                                                                ===========

REPRESENTED BY:               Paid-in capital..................................                                 $23,631,284
                              Accumulated net realized gain (loss) on investments                                    (1,243)
                              Accumulated gross unrealized appreciation on investments
                                (including $1,719 gross unrealized appreciation on
                                financial futures).............................                                   1,406,006
                                                                                                                -----------
NET ASSETS.....................................................................                                 $25,036,047
                                                                                                                ===========





                                              NET ASSET VALUE PER SHARE
                                              -------------------------

                                                       Class A         Class B        Class C        Class R
                                                     -----------      ----------    ----------      -----------
Net Assets.....................................      $8,099,165        $314,466      $183,149        $16,439,267
Shares Outstanding.............................         608,519          23,620        13,725          1,235,239
NET ASSET VALUE PER SHARE......................          $13.31          $13.31        $13.34             $13.31
                                                         ======          ======        ======             ======


                       See notes to financial statements.


Dreyfus Premier Limited Term California Municipal Fund
-----------------------------------------------------------------------------
Statement of Operations                                                          Six Months Ended December 31, 1997 (Unaudited)


INVESTMENT INCOME

INCOME                        Interest Income.............................                                    $  642,959

EXPENSES:                     Management fee--Note 2(a)...................                  $ 62,101
                              Distribution and service fees--Note 2(b)....                    11,542
                              Loan commitment fees--Note 4................                        68
                                                                                            --------
                                Total Expenses............................                                        73,711
                                                                                                              ----------

INVESTMENT INCOME--NET....................................................                                       569,248
                                                                                                              ----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--Note 3:

                              Net realized gain (loss) on investments.....                  $112,766
                              Net realized gain (loss) on financial futures                  (22,956)
                                                                                            --------
                                Net Realized Gain (Loss)..................                                        89,810
                              Net unrealized appreciation (depreciation)
                                on investments (including $1,719 gross unrealized
                                appreciation on financial futures)........                                       413,094
                                                                                                              ----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS....................                                       502,904
                                                                                                              ----------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS......................                                    $1,072,152
                                                                                                              ==========


                       See notes to financial statements.

Dreyfus Premier Limited Term California Municipal Fund
------------------------------------------------------------------------------
Statement of Changes in Net Assets


                                                                                           Six Months Ended
                                                                                           December 31, 1997    Year Ended
                                                                                              (Unaudited)      June 30, 1997
                                                                                           -----------------   ------------
OPERATIONS:

   Investment income--net.................................................                   $   569,248       $ 1,076,568
   Net realized gain (loss) on investments................................                        89,810           127,545
   Net unrealized appreciation (depreciation) on investments..............                       413,094           308,282
                                                                                             -----------       -----------
         Net Increase (Decrease) in Net Assets Resulting from Operations..                     1,072,152         1,512,395
                                                                                             -----------       -----------
DIVIDENDS TO SHAREHOLDERS FROM:
   Investment income--net:
      Class A shares......................................................                      (181,233)         (357,294)
      Class B shares......................................................                        (5,612)           (5,490)
      Class C shares......................................................                        (1,145)           (1,019)
      Class R shares......................................................                      (381,258)         (712,615)
   Net realized gain on investments:
      Class A shares......................................................                       (43,807)          (20,500)
      Class B shares......................................................                        (1,684)             (342)
      Class C shares......................................................                          (439)              (68)
      Class R shares......................................................                       (84,604)          (40,475)
                                                                                             -----------       -----------
         Total Dividends..................................................                      (699,782)       (1,137,803)
                                                                                             -----------       -----------
BENEFICIAL INTEREST TRANSACTIONS:
   Net proceeds from shares sold:
      Class A shares......................................................                       357,548           593,180
      Class B shares......................................................                        50,802           188,135
      Class C shares......................................................                       155,000             --
      Class R shares......................................................                     2,629,475        13,259,127
   Dividends reinvested:
      Class A shares......................................................                       151,203           252,279
      Class B shares......................................................                         3,655             1,455
      Class C shares......................................................                           934             --
      Class R shares......................................................                       286,152           461,303
   Cost of shares redeemed:
      Class A shares......................................................                      (545,146)         (720,697)
      Class B shares......................................................                         --              (14,494)
      Class R shares......................................................                    (2,996,779)      (10,055,228)
                                                                                             -----------       -----------
         Increase (Decrease) in Net Assets from Beneficial Interest Transactions                  92,844         3,965,060
                                                                                             -----------       -----------
            Total Increase (Decrease) in Net Assets.......................                       465,214         4,339,652
NET ASSETS:
   Beginning of Period....................................................                    24,570,833        20,231,181
                                                                                             -----------       -----------
   End of Period..........................................................                   $25,036,047       $24,570,833
                                                                                             ===========       ===========


                       See notes to financial statements.

Dreyfus Premier Limited Term California Municipal Fund, Inc.
------------------------------------------------------------------------------
Statement of Changes in Net Assets (continued)


                                                                                                     Shares
                                                                                        ---------------------------------
                                                                                         Six Months Ended
                                                                                        December 31, 1997   Year Ended
                                                                                           (Unaudited)     June 30, 1997
                                                                                        -----------------  -------------
CAPITAL SHARE TRANSACTIONS:

   Class A
   --------
   Shares sold................................................................               27,014            45,900
   Shares issued for dividends reinvested.....................................               11,404            19,392
   Shares redeemed............................................................              (41,201)          (55,449)
                                                                                           --------         ---------
                              Net Increase (Decrease) in Shares Outstanding...               (2,783)            9,843
                                                                                           ========         =========
   Class B
   -------
   Shares sold................................................................                3,822            14,492
   Shares issued for dividends reinvested.....................................                  276               112
   Shares redeemed............................................................                 --              (1,116)
                                                                                           --------         ---------
                              Net Increase (Decrease) in Shares Outstanding...                4,098            13,488
                                                                                           ========         =========
   Class C
   --------
   Shares sold................................................................               11,720            --
   Shares issued for dividends reinvested.....................................                   70            --
                                                                                           --------         ---------
                              Net Increase (Decrease) in Shares Outstanding...               11,790            --
                                                                                           ========         =========

   Class R
   --------
   Shares sold................................................................              198,516         1,016,693
   Shares issued for dividends reinvested.....................................               21,584            35,453
   Shares redeemed............................................................             (226,949)         (771,795)
                                                                                           --------         ---------
                              Net Increase (Decrease) in Shares Outstanding...               (6,849)          280,351
                                                                                           ========         =========


                       See notes to financial statements.

Dreyfus Premier Limited Term California Municipal Fund
-----------------------------------------------------------------------------
Financial Highlights

   Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.


                                                                  Class A Shares
                                 ------------------------------------------------------------------------------------
                                   Six Months Ended      Year Ended June 30,      Period Ended     Year Ended
                                   December 31, 1997  --------------------------    June 30,      November 30,
PER SHARE DATA:                      (Unaudited)       1997     1996   1995(1,2)    1994(1,2,3)   1993(1)      1992
                                 -------------------  -------  ------- ---------  ------------    -------      -----
   Net asset value, beginning
      of period..................       $13.11        $12.88   $12.80  $12.61     $13.07          $12.81        $12.53
                                        ------        ------   ------  ------     ------          ------        ------
   Investment Operations:
   Investment income--net........          .30           .59      .60     .59        .34(4)          .67(4)        .70(4)
   Net realized and unrealized gain
      (loss) on investments......          .27           .26      .10     .21       (.46)            .66           .44
                                        ------        ------   ------  ------     ------          ------        ------
   Total from Investment Operations        .57           .85      .70     .80       (.12)           1.33          1.14
                                        ------        ------   ------  ------     ------          ------        ------
   Distributions:
   Dividends from investment
      income--net................         (.30)         (.59)    (.60)   (.60)      (.34)           (.67)         (.70)
   Dividends from net realized gain
      on investments.............         (.07)         (.03)    (.02)   (.01)      (.00)(5)        (.40)         (.16)
                                        ------        ------   ------  ------     ------          ------        ------
   Total Distributions...........         (.37)         (.62)    (.62)   (.61)      (.34)          (1.07)         (.86)
                                        ------        ------   ------  ------     ------          ------        ------
   Net asset value, end of period       $13.31        $13.11   $12.88  $12.80     $12.61          $13.07        $12.81
                                        ------        ------   ------  ------     ------          ------        ------
                                        ------        ------   ------  ------     ------          ------        ------
TOTAL INVESTMENT RETURN(6).......         8.67%(7)      6.79%    5.43%   6.48%      (.95%)         10.58%         9.27%

RATIOS/SUPPLEMENTAL DATA:
   Ratio of expenses to average
      net assets.................          .75%(7)       .75%     .75%    .75%       .58%(7,8)       .45%(8,9)     .45%(8)
   Ratio of net investment income
      to average net assets......         4.43%(7)      4.54%    4.59%   4.71%      4.51%(7)        5.09%         5.38%
   Portfolio Turnover Rate.......         9.86%(10)    25.92%   39.09%  49.00%      5.00%(10)      38.00%        41.00%
   Net Assets, end of period
      (000's Omitted)............       $8,099        $8,012   $7,745  $8,506    $10,143         $10,971       $21,831

------------------
(1) On February 1, 1993 existing shares of the Fund were designated the Retail Class and the Fund began offering the Institutional Class and Investment Class of shares. Effective April 4, 1994 the Retail and Institutional Classes were reclassified as a single class of shares known as the Investor shares. Effective October 17, 1994, the Investor Class was redesignated Class A. The Financial Highlights for the year ended June 30, 1995 are based upon a Class A share (formerly Investor shares) outstanding. The amounts shown for the period ended June 30, 1994 were calculated using the performance of a Retail share outstanding from December 1, 1993 to April 3, 1994 and the performance of an Investor share outstanding from April 4, 1994 to June 30, 1994. The Financial Highlights for the year ended November 30, 1993 and prior years are based upon a Retail share outstanding.
(2) Effective October 17, 1994, The Dreyfus Corporation began serving as the Fund's investment manager. From April 4, 1994 through October 16, 1994 Mellon Bank, N.A. served as the Fund's investment manager. Prior to April
     4, 1994, The Boston Company Advisors, Inc. served as the Fund's investment adviser.
(3) The Fund changed its fiscal year end to June 30. Prior to this, the Fund's fiscal year end was November 30.
(4) Net investment income per share before waiver of fees and reimbursement of expenses by the investment adviser and/or custodian and/or transfer agent for the period ended June 30, 1994 and for the years ended November 30, 1993 and 1992 were $.31, $.67 and $.64, respectively.
(5)  Amount represents less than $.01 per share.
(6)  Exclusive of sales load.
(7)  Annualized.
(8) Annualized expense ratios before voluntary waiver of fees and reimbursement of expenses by the investment adviser and/or custodian and/or transfer agent for the period ended June 30, 1994 and for the years ended November 30, 1993 and 1992 were .95%, 1.10% and .93%, respectively.
(9) The operating expense ratio excludes interest expense. The operating expense ratio including interest expense was .46% for the year ended November 30, 1993.
(10) Not annualized.


                       See notes to financial statements.

Dreyfus Premier Limited Term California Municipal Fund
------------------------------------------------------------------------------
Financial Highlights (continued)

   Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.


                                                                              Class B Shares
                                                           ------------------------------------------------------
                                                           Six Months Ended    Year Ended June 30,   Period Ended
                                                           December 31, 1997   -------------------     June 30,
PER SHARE DATA:                                               (Unaudited)       1997        1996       1995(1)
                                                           -----------------   ------       ------   ------------
   Net asset value, beginning of period.................        $13.11         $12.88       $12.80    $12.28
                                                                ------         ------       ------    ------
   Investment Operations:
   Investment income--net...............................           .26            .52          .53       .27
   Net realized and unrealized gain (loss) on investments          .27            .26          .10       .53
                                                                ------         ------       ------    ------
   Total from Investment Operations.....................           .53            .78          .63       .80
                                                                ------         ------       ------    ------
   Distributions:
   Dividends from investment income--net................          (.26)          (.52)        (.53)     (.28)
   Dividends from net realized gain on investments......          (.07)          (.03)        (.02)      --
                                                                ------         ------       ------    ------
   Total Distributions..................................          (.33)          (.55)        (.55)     (.28)
                                                                ------         ------       ------    ------
   Net asset value, end of period.......................        $13.31         $13.11       $12.88    $12.80
                                                                ======         ======       ======    ======

TOTAL INVESTMENT RETURN(2)..............................          8.13%(3)       6.25%        4.89%     6.51%(3)

RATIOS/SUPPLEMENTAL DATA:
   Ratio of expenses to average net assets..............          1.25%(3)       1.25%        1.25%     1.25%(3)
   Ratio of net investment income to average net assets.          3.91%(3)       4.00%        4.08%     4.20%(3)
   Portfolio Turnover Rate..............................          9.86%(4)      25.92%       39.09%    49.00%
   Net Assets, end of period (000's Omitted)............          $314           $256          $78        $9

-------------------
(1)   The Fund commenced selling Class B shares on December 28, 1994.
(2)   Exclusive of sales load.
(3)   Annualized.
(4)   Not annualized.



                       See notes to financial statements.

Dreyfus Premier Limited Term California Municipal Fund
-----------------------------------------------------------------------------
Financial Highlights (continued)

   Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.


                                                                              Class C Shares
                                                           ------------------------------------------------------
                                                           Six Months Ended    Year Ended June 30,   Period Ended
                                                           December 31, 1997   -------------------     June 30,
PER SHARE DATA:                                               (Unaudited)       1997        1996       1995(1)
                                                           -----------------   ------       ------   ------------
   Net asset value, beginning of period.................        $13.14         $12.91       $12.80    $12.28
                                                                ------         ------       ------    ------
   Investment Operations:
   Investment income--net...............................           .26            .53          .53       .28
   Net realized and unrealized gain (loss) on investments          .27            .26          .13       .52
                                                                ------         ------       ------    ------
   Total from Investment Operations.....................           .53            .79          .66       .80
                                                                ------         ------       ------    ------
   Distributions:
   Dividends from investment income--net................          (.26)          (.53)        (.53)     (.28)
   Dividends from net realized gain on investments......          (.07)          (.03)        (.02)      --
                                                                ------         ------       ------    ------
   Total Distributions..................................          (.33)          (.56)        (.55)     (.28)
                                                                ------         ------       ------    ------
   Net asset value, end of period.......................        $13.34         $13.14       $12.91    $12.80
                                                                ======         ======       ======    ======

TOTAL INVESTMENT RETURN(2)..............................          8.13%(3)       6.25%        5.14%     6.51%(3)

RATIOS/SUPPLEMENTAL DATA:
   Ratio of expenses to average net assets..............          1.23%(3)       1.25%        1.25%     1.25%(3)
   Ratio of net investment income to average net assets.          3.77%(3)       4.04%        4.06%     4.22%(3)
   Portfolio Turnover Rate..............................          9.86%(4)      25.92%       39.09%    49.00%
   Net Assets, end of period (000's Omitted)............          $183            $25          $25       $25


--------------------
(1)   The Fund commenced selling Class C shares on December 28, 1994.
(2)   Exclusive of sales load.
(3)   Annualized.
(4)   Not annualized.


                       See notes to financial statements.

Dreyfus Premier Limited Term California Municipal Fund
-----------------------------------------------------------------------------
Financial Highlights (continued)

   Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.


                                                                   Class R Shares

                                     ---------------------------------------------------------------------------
                                     Six Months Ended      Year Ended June 30,     Period Ended    Period Ended
                                     December 31, 1997  ------------------------      June 30,      November 30,
PER SHARE DATA:                         (Unaudited)      1997     1996    1995(1)     1994(1,2)        1993(3)
                                        -----------     -------  -------  ------      ---------        -------
   Net asset value, beginning
      of period.....................    $13.11          $12.88   $12.80   $12.61      $13.07           $12.96
                                        ------          ------   ------   ------      ------           ------
   Investment Operations:
   Investment income--net...........       .31             .62      .63      .63         .35(4)           .55(4)
   Net realized and unrealized gain
      (loss) on investments.........       .27             .26      .10      .20        (.46)             .52
                                        ------          ------   ------   ------      ------           ------
   Total from Investment Operations.       .58             .88      .73      .83        (.11)            1.07
                                        ------          ------   ------   ------      ------           ------
   Distributions:
   Dividends from investment
      income--net...................      (.31)           (.62)    (.63)    (.63)       (.35)            (.56)
   Dividends from net realized gain
      on investments................      (.07)           (.03)    (.02)    (.01)       (.00)(5)         (.40)
                                        ------          ------   ------   ------      ------           ------
   Total Distributions..............      (.38)           (.65)    (.65)    (.64)       (.35)            (.96)
                                        ------          ------   ------   ------      ------           ------
   Net asset value, end of period...    $13.31          $13.11   $12.88   $12.80      $12.61           $13.07
                                        ======          ======   ======   ======      ======           ======
TOTAL INVESTMENT RETURN(6)..........      8.93%(7)        7.04%    5.68%    6.75%       (.87%)(8)        8.32%(8)

RATIOS/SUPPLEMENTAL DATA:
   Ratio of expenses to average
      net assets....................       .50%(7)         .50%     .50%     .50%        .42%(7,9)        .40%(7,9,10)
   Ratio of net investment income
      to average net assets.........      4.68%(7)        4.79%    4.84%    4.96%       4.68%(7)         5.04%(7)
   Portfolio Turnover Rate..........      9.86%(8)       25.92%   39.09%   49.00%       5.00%(8)        38.00%
   Net Assets, end of period
      (000's Omitted)...............   $16,439         $16,278  $12,384   $8,813     $12,235           $8,291

-------------------
(1) Effective October 17, 1994, The Dreyfus Corporation began serving as the Fund's investment manager. From April 4, 1994 through October 16, 1994, Mellon Bank, N.A. served as the Fund's investment manager. Prior to April 4, 1994, The Boston Company Advisors, Inc. served as the Fund's investment manager.
(2) The Fund changed its fiscal year end to June 30. Prior to this, the Fund's fiscal year end was November 30.
(3) The Fund commenced selling Investment Class shares on February 1, 1993. Effective April 4, 1994 the Investment Class was reclassified as the Trust shares. Effective October 17, 1994 Trust shares were redesignated Class R shares. The table above is based upon a Retail share outstanding from February 1, 1993 to April 3, 1994 and a Trust share outstanding from April 4, 1994 to October 16, 1994.
(4) Net investment income per share before waiver of fees and reimbursement of expenses by the investment adviser and/or custodian and/or transfer agent for the periods ended June 30, 1994 and November 30, 1993 were $.32 and $.49, respectively.
(5)  Amount represents less than $.01 per share.
(6)  Exclusive of sales load.
(7)  Annualized.
(8)  Not annualized.
(9) Annualized expense ratios before voluntary waiver of fees and reimbursement of expenses by the investment adviser and/or custodian and/or transfer agent for the periods ended June 30, 1994 and November 30, 1993 were .79% and 1.06%, respectively.
(10) The operating expense ratio excludes interest expense. The operating expense ratio including interest expense was .41% for the period ended November 30, 1993.


                      See notes to financial statements.

Dreyfus Premier Limited Term California Municipal Fund
----------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

   Dreyfus Premier Limited Term California Municipal Fund (the "Fund") is a series of The Dreyfus/Laurel Tax-Free Municipal Funds (the "Trust") which is registered under the Investment Company Act of 1940 ("Act") as a non-diversified open-end management investment company and operates as a series company currently offering seven series including the Fund. The Fund's investment objective is to maximize current income exempt from Federal income taxes and state personal income taxes for resident shareholders of California consistent with the prudent risk of capital by investing in municipal securities which are of investment-grade quality and intermediate maturities. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon Bank").

   Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares. The Fund is authorized to issue an unlimited number of shares of Beneficial Interest in the following classes of shares: Class A, Class B, Class C and Class R. Class A, Class B and Class C shares are sold primarily to retail investors through financial intermediaries and bear a distribution fee and/or service fee. Class A shares are sold with a front-end sales charge, while Class B and Class C shares are subject to a contingent deferred sales charge ("CDSC") and distribution and service fees. Class R shares are sold primarily to bank trust departments and other financial service providers (including Mellon Bank and its affiliates) acting on behalf of customers having a qualified trust or investment account or relationship at such institution, and bear no distribution or service fees. Class R shares are offered without a front-end sales load or CDSC. Each class of shares has identical rights and privileges, except with respect to distribution and service fees and voting rights on matters affecting a single class.

   Investment income, net of expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

   The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

   (a) Portfolio valuation: Investments in securities (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.

   (b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and

Dreyfus Premier Limited Term California Municipal Fund
-----------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.

   (c) Financial futures: The Fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The Fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the Fund to "mark to market" on a daily basis, which reflects the change in the market value of the contract at the close of each day's trading. Typically, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the Fund recognizes a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at December 31, 1997, and their related unrealized appreciation are set forth in the Statement of Financial Futures.

   (d) Concentration of risk: The Fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Fund.

   (e) Distributions to shareholders: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.

   (f) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Investment Management Fee And Other Transactions With Affiliates:

   (a) Investment management fee: Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the Fund. The Manager also directs the investments of the Fund in accordance with its investment objective, policies and limitations. For these services, the Fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .50% of the value of the Fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the Fund except brokerage fees, taxes, interest, commitment fees, Rule 12b-1 distribution fees and expenses, service fees, fees and expenses of non-interested Trustees (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the Fund's allocable portion of fees and expenses of the non-interested Trustees (including counsel). Each trustee receives $27,000 per year, $1,000 for each Board meeting attended and $750 for each Audit Committee meeting attended and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional annual fee of $25,000 per year. These fees pertain to the following funds: The Dreyfus/Laurel Funds, Inc., The Dreyfus/Laurel Tax-Free Municipal Funds and The Dreyfus/Laurel Funds Trust. These fees and expenses are allocated to each series based on net assets. Amounts required to be paid by the Trust

Dreyfus Premier Limited Term California Municipal Fund
------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

directly to the non-interested Trustees, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Trustees.

   (b) Distribution and service plan: Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, the Fund may pay annually up to
 .25% of the value of its average daily net assets attributable to its Class A shares to compensate the Distributor and Dreyfus Service Corporation, an affiliate of the Manager, for shareholder servicing activities and the Distributor for activities and expenses primarily intended to result in the sale of Class A shares. Under the Plan, the Fund may pay the Distributor for distributing the Fund's Class B and Class C shares at an aggregate annual rate of .50% of the value of the average daily net assets of Class B and Class C shares. Class B and Class C shares are also subject to a service plan adopted pursuant to Rule 12b-1, under which the Fund pays Dreyfus Service Corporation or the Distributor for providing certain services to the holders of Class B and Class C shares a fee at the annual rate of .25% of the value of the average daily net assets of Class B and Class C shares. Class R shares bear no distribution or service fee. During the period ended December 31, 1997, the Fund was charged $10,237, $718 and $152, respectively for Class A, Class B and Class C shares, pursuant to the distribution plan. During the period ended December 31, 1997, the Fund was charged $359 and $76 for Class B and Class C shares, respectively, pursuant to the service plan.

   Under its terms, the Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Trustees who are not "interested persons" of the Investment Company and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan.

NOTE 3--Securities Transactions:

   The aggregate amount of purchases and sales of investment securities, excluding short-term securities and financial futures, during the period ended December 31, 1997, amounted to $2,953,586 and $2,359,612, respectively.

   At December 31, 1997, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 4--Bank Line of Credit:

   The Fund participates with other Dreyfus-managed funds in a $600 million redemption credit facility ("Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended December 31, 1997, the Fund did not borrow under the Facility.

Dreyfus Premier Limited Term
California Municipal Fund
200 Park Avenue
New York, NY 10166

Manager
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940

Printed in U.S.A.          343/643653/743SA9712

                               Semi-Annual Report

-----------------------------------------------------------------------------
                                 Dreyfus Premier

                                  Limited Term

                                 Municipal Fund

-----------------------------------------------------------------------------


                                December 31, 1997

                                    [LOGO]

Dreyfus Premier Limited Term Municipal Fund
-----------------------------------------------------------------------------
Letter to Shareholders

Dear Shareholder:

   We are pleased to report the performance for Dreyfus Premier Limited Term Municipal Fund for its semi-annual reporting period ended December 31, 1997, as shown in the following table:

                                             Approximate                 Annualized
                Total Return*            Income Dividends**         Distribution Rate***
                -------------            ------------------         --------------------
Class A             4.43%                      $0.266                       4.13%
Class B             4.07%                      $0.234                       3.74%
Class C             4.19%                      $0.239                       3.82%
Class R             4.56%                      $0.281                       4.50%

Economic Review

   Inflation seems to be under control. Not since the oil price collapse in 1986 has it been so restrained. As the economy approached the end of its seventh consecutive year of expansion, inflation seemed to become even more subdued. During the last quarter of 1997, the 12-month pace of consumer price increases fell below the 2% level. Producer prices actually fell at an annual rate of 1.2% over the first 11 months of the year.

   The ongoing fear in the financial markets has been that the Federal Reserve Board's (the "Fed") unremitting fight against inflation could lead to further increases in interest rates. Yet the Federal Open Market Committee (F.O.M.C.), the policy-making arm of the Fed, has raised interest rates just once in over two years, a period roughly coinciding with the latest surge of economic growth. The last increase occurred on March 25, 1997 when the F.O.M.C. increased the Federal Funds rate by a modest one quarter of a percentage point to 5.50%. (The Federal Funds rate is the rate of interest that banks charge one another for overnight loans.) Investor concern about additional monetary restraint centers on the low unemployment rate. The unemployment rate as of December 31, 1997 was 4.6%, a 24-year low. In particular, there are fears that wages can rise at a rate that could rekindle inflation. Over the last year, the gain in wages after adjusting for inflation was 2%, the sharpest increase in 20 years.

   Not surprisingly, an almost ideal economic climate -- plentiful jobs, low interest rates and dwindling inflation -- has put consumers in an ebullient mood. Though holiday retail sales were below expectations, spending in the third quarter grew at the strongest pace in five years. Since consumer spending accounts for two thirds of all economic activity, consumer attitudes are important indicators of future economic conditions. The Conference Board (a business-sponsored research group) reported in December that its Index of Consumer Confidence rose to its highest level since 1969. So far, the serious economic developments in Asia have not had an inhibiting effect on consumer attitudes.

   The Asian financial crisis, while bound to affect the import/export segment of our economy, may also afford the Fed additional flexibility in implementing monetary policy. While the Fed is concerned about the potential resurgence of inflation, lower-priced Asian imports may counteract upward pressure on the rate of U.S. inflation. Moreover, with our economic expansion mature by any historical precedent (it's the second longest peacetime expansion in this century), a slackening in overseas demand for U.S. products, combined with the lower-priced imports, may help contain economic growth without additional monetary tightening by the Fed. Regardless, we believe that it is unlikely that the Fed would raise interest rates and further unsettle the international financial markets while Asian countries struggle to stabilize their currencies in relation to the U.S. dollar. Perhaps the biggest uncertainty ahead is the extent to which the Asian turmoil will affect the U.S. economy. We are particularly vigilant for developments abroad that might have either negative or positive consequences for the portfolio. The trouble in Asia shows the close and sensitive relationship between our economy and the economies around the globe.

Market Environment/Portfolio Activity

   A lower interest rate environment last year provided many issuers with the opportunity to refinance older, higher interest cost debt. Consequently, supply surged during the second half of 1997, bringing the total new issue annual volume for municipal bonds to $221 billion, well above 1996's $165 billion level.

   Moderate demand and heavy supply hampered the relative performance of municipal bonds during the second half of 1997. The total return of the Lehman Brothers Ten-Year Municipal Bond Index for the semi-annual period ended December 31, 1997 was only 5.77% compared to 8.55% for the Ten-Year Treasury Note, highlighting the significant underperformance in the tax-exempt marketplace.

   Lower rated fixed income securities outperformed higher credit quality securities again during the second half of 1997. Improving fiscal conditions, strong demand from "yield hungry" investors and limited supply of lower credit quality securities account for the continued trend toward narrowing yield spreads between Baa and AAA rated securities. The positive yield spread for 30-year Baa rated municipal bonds was less than 40 basis points compared to 30-year AAA rated municipal bonds as of the end of the reporting period.

   The weighted average maturity of the Fund was gradually extended throughout the latter half of 1997 to take advantage of the falling interest rate environment. The weighted average maturity of the Fund began the reporting period at 7.63 years and fluctuated in a range of 7.75-8 years throughout.

   Included in this report is a series of detailed statements about your Fund's holdings and its financial condition. We hope they are informative. Please know that we appreciate greatly your continued confidence in the Fund and in The Dreyfus Corporation.

                                                     Very truly yours,


                                                     John Flahive
                                                     Portfolio Manager

January 15, 1998
New York, N.Y.

* Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares or the applicable contingent deferred sales charge imposed on redemptions in the case of Class B and Class C shares.

** Income dividends per share were exempt from Federal personal income taxes. Some income may be subject to the Federal Alternative Minimum Tax (AMT) for certain shareholders.

*** Distribution rate per share is based upon dividends per share paid from net investment income during the period (annualized), divided by the maximum offering price per share at the end of the period in the case of Class A shares, or the net asset value per share in the case of Class B, Class C and Class R shares, adjusted for capital gain distributions.



Dreyfus Premier Limited Term Municipal Fund
------------------------------------------------------------------------------
Statement of Investments                                                                        December 31, 1997 (Unaudited)
                                                                                               Principal
Long-Term Municipal Investments--96.7%                                                           Amount           Value
-------------------------------------------------------------------------------                ----------       -----------
Alaska--2.3%

Anchorage Port and Term Facilities, Revenue, Refunding
   6%, 2/1/2003 (Insured; MBIA)................................................                $1,110,000       $ 1,200,554

Arizona--5.1%
Maricopa County Unified School District Number 69 (Paradise Valley)
   6.35%, 7/1/2010 (Insured; MBIA).............................................                   550,000           643,880
Mesa, Refunding 5.90%, 7/1/2000 (Insured; AMBAC)...............................                   500,000           523,360
Phoenix, Refunding 6.25%, 7/1/2016.............................................                 1,250,000         1,458,775

Arkansas--1.1%
North Little Rock, Electric Revenue, Refunding 6%, 7/1/2001 (Insured; MBIA)....                   500,000           532,865

California--4.1%
Alameda County, COP, Refunding (Capital Projects) 5.25%, 6/1/2005 (Insured; AMBAC)              1,000,000         1,057,270
Northern California, Transmission Revenue, Refunding (California - Oregon Transmission)
   5.25%, 5/1/2008 (Insured; MBIA).............................................                 1,000,000         1,074,030

Connecticut--3.1%
Connecticut, Special Tax Obligation Revenue (Transportation Infrastructure)
   5.25%, 10/1/1999 (Insured; FGIC)............................................                 1,000,000         1,023,070
Stamford 6.60%, 1/15/2007......................................................                   500,000           584,140

Florida--5.4%
Dade County:
   Sales Tax Revenue, Refunding 6%, 10/1/2002 (Insured; AMBAC).................                 1,000,000         1,082,070
   Water and Sewer System Revenue 6.25%, 10/1/2008 (Insured; FGIC).............                   535,000           620,006
Miami Health Facilities Authority, Health Facilities Revenue (Mercy Hospital Project)
   6.75%, 8/1/2020 (Insured; AMBAC) (Prerefunded 8/1/2001) (a).................                 1,000,000         1,105,260

Georgia--1.9%
Georgia Municipal Electric Authority, Power Revenue, Refunding 6%, 1/1/2006....                   900,000           987,642

Illinois--5.6%
Chicago Metropolitan Water Reclamation District (Chicago Capital Improvement)
   7.25%, 12/1/2012............................................................                 1,000,000         1,262,490
Illinois Development Finance Authority, PCR, Refunding
   (Central Illinois Public Service Company) 5.70%, 8/15/2026..................                   750,000           767,378
Regional Transportation Authority 7.75%, 6/1/2012 (Insured; FGIC)..............                   390,000           510,140
Sangamon County School District Number 186 (Springfield)
   7.70%, 6/1/2001 (Insured; MBIA).............................................                   300,000           334,791

Indiana--1.2%
Indiana Transportation Finance Authority, Highway Revenue
   7.875%, 12/1/2011 (Insured; MBIA) (Prerefunded 12/1/1998) (a)...............                    50,000            52,810
Indianapolis Airport Authority, Special Facilities Revenue
   (Federal Express Corp. Project) 7.10%, 1/15/2017............................                   500,000           560,855

Iowa--2.0%
Iowa Student Loan Liquidity Corp., Student Loan Revenue, Refunding
   5.65%, 12/1/2005............................................................                 1,000,000         1,053,690

Dreyfus Premier Limited Term Municipal Fund
-----------------------------------------------------------------------------
Statement of Investments (continued)                                                             December 31, 1997 (Unaudited)
                                                                                               Principal
Long-Term Municipal Investments (continued)                                                      Amount           Value
-------------------------------------------------------------------------------                ----------       -----------
Kentucky--2.2%
Kentucky Turnpike Authority, Economic Development Road Revenue, Refunding
   (Revitalization Projects) 6.50%, 7/1/2007 (Insured; AMBAC)..................                $1,000,000       $ 1,163,320

Maryland--2.9%
Maryland, State and Local Facilities Loan 5.25%, 6/15/2006.....................                 1,400,000         1,495,984

Massachusetts--4.7%
Massachusetts, Special Obligation Revenue 7%, 6/1/2002.........................                 1,000,000         1,115,300
Massachusetts Turnpike Authority, Metropolitian Highway System Revenue
   5%, 1/1/2037 (Insured; MBIA)................................................                   500,000           484,990
Worcester, Refunding (Municipal Purpose)
   6.25%, 7/1/2009 (Insured; MBIA).............................................                   720,000           832,507

Michigan--7.2%
Berkley City School District (Qualified School Board Loan Fund)
   7%, 1/1/2009 (Insured; FGIC)................................................                 1,030,000         1,249,998
Comstock Park Public Schools 6%, 5/01/2016 (Prerefunded 5/1/1999) (a)..........                    50,000            52,284
Flowerville Community School District
   6.50%, 5/1/2006 (Insured; MBIA).............................................                   555,000           636,496
Lance Creuse Public Schools, Refunding 5%, 5/1/2004 (Insured; AMBAC)...........                 1,140,000         1,189,738
Saint John's Public Schools (Qualified School Board Loan Fund)
   6.50%, 5/1/2006 (Insured; FGIC).............................................                   525,000           603,272

Mississippi--1.2
Mississippi Higher Education Assistance Corporation, Student Loan Revenue
   6.05%, 9/1/2007.............................................................                   565,000           597,911

Nebraska--2.0%
Omaha, Refunding 4.70%, 5/1/2003...............................................                 1,000,000         1,027,610

New Jersey--5.1%
Cumberland County Improvement Authority, SWDR
   6%, 1/1/2001 (Insured; FGIC)................................................                   500,000           520,320
Ocean County Utilities Authority, Wastewater Revenue, Refunding
   5%, 1/1/2004................................................................                 1,000,000         1,040,970
New Jersey Transportation Corporation, Capital Grant Anticipation Notes
   5.50%, 9/1/2003 (Insured; FSA)..............................................                 1,000,000         1,057,380

New York--9.0%
New York City:
   Refunding 6.20%, 8/1/2007...................................................                 1,000,000         1,087,970
   5.75%, 8/1/2012.............................................................                   445,000           467,019
New York State, Refunding 6.25%, 8/15/2004.....................................                 1,000,000         1,111,770
New York State Dormitory Authority, Revenue:
   Refunding (Mental Health Services Facilities) 6%, 8/15/2005.................                 1,000,000         1,094,140
   (State University Educational) 7.125%, 5/15/2009
      (Insured; FGIC) (Prerefunded 5/15/1999) (a)..............................                   200,000           212,124

Dreyfus Premier Limited Term Municipal Fund
-----------------------------------------------------------------------------
Statement of Investments (continued)                                                            December 31, 1997 (Unaudited)
                                                                                               Principal
Long-Term Municipal Investments (continued)                                                      Amount           Value
-------------------------------------------------------------------------------                ----------       -----------
New York (continued)

New York State Environmental Facilities Corporation, PCR
   (State Water Revolving Fund) 7.50%, 6/15/2012...............................                $  500,000       $   548,245
Triborough Bridge and Tunnel Authority, General Purpose Revenue
   7%, 1/1/2011 (Prerefunded 1/1/1999) (a).....................................                   100,000           104,671

North Carolina--2.9%
Charlotte, Refunding 5.50%, 7/1/2004...........................................                 1,405,000         1,494,105
North Carolina Eastern Municipal Power Agency,
   Power System Revenue, Refunding  8%, 1/1/2021 (Prerefunded 1/1/1998) (a)....                     5,000             5,100

Ohio--1.4%
Clermont County, Hospital Facilities Revenue, Refunding
   (Mercy Health System) 5.25%, 9/1/2003 (Insured; AMBAC)......................                   685,000           719,134

Oregon--.6%
Tri County Metropolitan Transportation District (Light Rail Extension)
   5.60%, 7/1/2003.............................................................                   250,000           266,608

Pennsylvania--4.3%
Pennsylvania Intergovernmental Coop Authority, Special Tax Revenue
   (City of Philadelphia Funding Program) 6.80%, 6/15/2022 (Prerefunded 6/15/2002) (a)          1,000,000         1,105,990
Somerset County General Authority, Commonwealth LR
   6.70%, 10/15/2003 (Insured; FGIC) (Prerefunded 10/15/2001) (a)..............                 1,000,000         1,090,850

South Carolina--1.0%
Anderson County, Hospital Facilities Revenue (Anderson Memorial Hospital)
   7.50%, 2/1/2018 (Insured; MBIA) (Prerefunded 2/1/1998) (a)..................                   500,000           511,515

Tennessee--1.0%
Louden County Industrial Development Board, SWDR
   (Kimberly-Clark Corporation Project) 6.20%, 2/1/2023........................                   500,000           532,165

Texas--9.0%
Austin, Utility System Revenue
   8%, 11/15/2016 (Prerefunded 5/15/2001) (a)..................................                   200,000           224,520
Fort Bend Independent School District, Refunding (Permanent School Fund Guaranteed)
   6.60%, 2/15/2004............................................................                   875,000           985,171
Lewisville Independent School District (Building Bonds)
   (Permanent School Fund Guaranteed):
      7.50%, 8/15/2006.........................................................                   650,000           794,710
      7.50%, 8/15/2007.........................................................                   600,000           742,992
Mesquite, Independent School District, Refunding
   5%, 8/15/2007...............................................................                 1,000,000         1,045,810
Red River Authority, PCR (Hoechst Celanese Corp. Project)
   6.875%, 4/1/2017............................................................                   750,000           818,888

Utah--1.1%
Intermountain Power Agency, Power Supply Revenue, Refunding
   6.25%, 7/1/2009 (Insured; FSA)..............................................                   500,000           577,645

Dreyfus Premier Limited Term Municipal Fund
------------------------------------------------------------------------------
Statement of Investments (continued)                                                          December 31, 1997 (Unaudited)
                                                                                               Principal
Long-Term Municipal Investments (continued)                                                      Amount           Value
-------------------------------------------------------------------------------                ----------       -----------
Vermont--2.7%
Vermont Educational and Health Buildings Financing Agency, Revenue
   (Middlebury College Project) 6%, 11/1/2003..................................                $1,260,000       $ 1,377,545

Virginia--2.1%
Virginia Transportation Board, Transportation Contract Revenue, Refunding
   (Route 28 Project) 6%, 4/1/2005.............................................                 1,000,000         1,080,789

Washington--3.4%
Washington Public Power Supply System, Revenue, Refunding
   (Nuclear Project No. 1):
      6%, 7/1/2006 (Insured; MBIA).............................................                   500,000           552,865
      7%, 7/1/2008.............................................................                 1,000,000         1,182,969

Wisconsin--1.1%
Wisconsin, Health and Educational Facilities Revenue
   (Aurora Medical Group Inc.) 5.75%, 11/15/2007 (Insured; FSA)................                   500,000           548,969
                                                                                                                -----------
TOTAL LONG-TERM MUNICIPAL INVESTMENTS
   (cost $47,290,366)..........................................................                                 $49,787,435
                                                                                                                ===========

Short-Term Municipal Investments--3.3%
-------------------------------------------------------------------------------

Alabama--.2%
Northern Alabama Environmental Improvement Authority, PCR, Refunding,
   VRDN (Reynold Metals) 5% (LOC; Bank of Nova Scotia Trust Company
   of New York) (b,c)..........................................................                $  100,000       $   100,000

California--.8%
Los Angeles Regional Airports Improvement Corp., LR, VRDN
   (American Airlines-Los Angeles International) 5%
   (LOC; Wachovia Bank of Georgia) (b,c).......................................                   400,000           400,000

New York--.2%
New York City Municipal Water Finance Authority, Water and Sewer System
   Revenue, VRDN 5% (Insured; FGIC) (b)........................................                   100,000           100,000

Oregon--.6%
Port Portland, PCR, VRDN (Reynolds Metals)
   5% (LOC; Bank of Nova Scotia Trust Company of New York) (b,c)...............                   300,000           300,000

South Carolina--.4%
South Carolina Jobs-Economic Development Authority, EDR, VRDN
   (Saint Francis Hospital) 5% (LOC; The Chase Manhatten Bank) (b,c)...........                   200,000           200,000

Tennessee--.2%
Sullivan County, Industrial Development Board, PCR, Refunding, VRDN
   (Mead Corp. Project) 5% (LOC; Union Bank of Switzerland) (b,c)..............                   100,000           100,000

Texas--.9%
Grand Prairie Housing Finance Corporation, MFHR, Refunding, VRDN
   (Winridge Grand Prairie) 3.70% (b)..........................................                   100,000           100,000


Dreyfus Premier Limited Term Municipal Fund
-----------------------------------------------------------------------------
Statement of Investments (continued)                                                           December 31, 1997 (Unaudited)
                                                                                               Principal
Short-Term Municipal Investments (continued)                                                     Amount           Value
-------------------------------------------------------------------------------                ----------       -----------
Texas (continued)
Grapevine Industrial Development Corporation, Revenue, VRDN
   (Multiple Mode-American Airlines):
      5% (LOC; Morgan Guaranty Trust Co.) (b,c)................................                $  100,000       $   100,000
      5% (LOC; Morgan Guaranty Trust Co.) (b,c)................................                   300,000           300,000
                                                                                                                -----------
TOTAL SHORT-TERM MUNICIPAL INVESTMENTS
   (cost $1,700,000)...........................................................                                 $ 1,700,000
                                                                                                                ===========
TOTAL INVESTMENTS--100.0%
   (cost $48,990,366)..........................................................                                 $51,487,435
                                                                                                                ===========

Summary of Abbreviations
------------------------------------------------------------------------------

AMBAC      American Municipal Bond Assurance Corporation    MBIA       Municipal Bond Investors Assurance
COP        Certificate of Participation                                  Insurance Corporation
EDR        Economic Development Revenue                     MFHR       Multi-Family Housing Revenue
FGIC       Financial Guaranty Insurance Company             PCR        Pollution Control Revenue
FSA        Financial Security Assurance                     SWDR       Solid Waste Disposal Revenue
LOC        Letter of Credit                                 VRDN       Variable Rate Demand Notes
LR         Lease Revenue


Summary of Combined Ratings
-----------------------------------------------------------------------------

Fitch (d)          or          Moody's           or           Standard & Poor's         Percentage of Value
---------                      -------                        -----------------         -------------------
AAA                            Aaa                            AAA                                62.9%
AA                             Aa                             AA                                 20.6
A                              A                              A                                   9.9
BBB                            Baa                            BBB                                 3.2
F1                             MIG1/P1                        SP1/A1                              3.3
Not Rated (e)                  Not Rated (e)                  Not Rated (e)                        .1
                                                                                                ------
                                                                                                100.0%
                                                                                                ======

Notes to Statement of Investments:
-----------------------------------------------------------------------------

(a) Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
(b) Securities payable on demand. The interest rate, which is subject to change, is based upon bank prime rates or an index of market interest rates.
(c) Secured by letters of credit.
(d) Fitch currently provides creditworthiness information for a limited number of investments.
(e) Securities which, while not rated by Fitch, Moody's and Standard & Poor's have been determined by the Manager to be of comparable quality to those rated securities in which the Fund may invest.

                      See notes to financial statements.

Dreyfus Premier Limited Term Municipal Fund
------------------------------------------------------------------------------
Statement of Financial Futures                   December 31, 1997 (Unaudited)

                                                                   Market Value                      Unrealized
                                                                      Covered                       Appreciation
Financial Futures Short                              Contracts     by Contracts      Expiration      at 12/31/97
-----------------------                              ---------     ------------      ----------     ------------
Municipal Bond Index Futures.....................       10          $1,231,250        March '98        $3,438
                                                                                                       ======


                       See notes to financial statements.

Dreyfus Premier Limited Term Municipal Fund

------------------------------------------------------------------------------
Statement of Assets and Liabilities                                                           December 31, 1997 (Unaudited)
                                                                                                   Cost             Value
                                                                                               -----------      -----------
ASSETS:                       Investments in securities--See Statement of Investments          $48,990,366      $51,487,435
                              Interest receivable..............................                                     902,326
                              Receivable for shares of Beneficial Interest subscribed                                 7,000
                                                                                                                -----------
                                                                                                                 52,396,761
                                                                                                                -----------

LIABILITIES:                  Due to The Dreyfus Corporation and affiliates....                                      25,006
                              Due to Distributor...............................                                       1,242
                              Cash overdraft due to Custodian..................                                      21,834
                              Payable for shares of Beneficial Interest redeemed                                      8,874
                              Payable for futures vartion margin--Note 1(c).....                                      4,687
                                                                                                                -----------
                                                                                                                     61,643
                                                                                                                -----------

NET ASSETS.....................................................................                                 $52,335,118
                                                                                                                ===========

REPRESENTED BY:               Paid-in capital..................................                                 $49,912,907
                              Accumulated distributions in excess of investment income--net                         (23,994)
                              Accumulated net realized gain (loss) on investments                                   (54,302)
                              Accumulated net unrealized appreciation (depreciation)
                                on investments (including $3,438 net unrealized
                                appreciation on financial futures)--Note 3......                                  2,500,507
                                                                                                                -----------
NET ASSETS.....................................................................                                 $52,335,118
                                                                                                                ===========

                                              NET ASSET VALUE PER SHARE
                                              -------------------------

                                                      Class A               Class B        Class C       Class R
                                                    -----------            ----------      --------     -----------
Net Assets.....................................     $18,095,806            $1,083,898      $152,645     $33,002,769
Shares Outstanding.............................       1,467,941                87,950        12,358       2,677,477
NET ASSET VALUE PER SHARE......................          $12.33                $12.32        $12.35          $12.33
                                                         ======                ======        ======          ======



                       See notes to financial statements.

Dreyfus Premier Limited Term Municipal Fund
------------------------------------------------------------------------------
Statement of Operations                                                         Six Months Ended December 31, 1997 (Unaudited)

INVESTMENT INCOME

INCOME                        Interest Income............................                                     $1,216,880

EXPENSES:                     Management fee--Note 2(a)...................                  $120,400
                              Distribution and service fees--Note 2(b)....                    26,174
                              Loan commitment fees--Note 4................                       116
                                                                                            --------
                                Total Expenses...........................                                        146,690
                                                                                                              ----------

INVESTMENT INCOME--NET....................................................                                     1,070,190
                                                                                                              ----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--Note 3:

                              Net realized gain (loss) on investments....                  $  (7,725)
                              Net realized gain (loss) on financial futures                  (45,913)
                                                                                           ---------
                                Net Realized Gain (Loss).................                                       (53,638)
                              Net unrealized appreciation (depreciation)
                                on investments (including $3,438 net unrealized
                                appreciation on financial futures).......                                      1,093,296
                                                                                                              ----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS.........................                                1,039,658
                                                                                                              ----------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.....................                                     $2,109,848
                                                                                                              ==========


                       See notes to financial statements.

Dreyfus Premier Limited Term Municipal Fund
-----------------------------------------------------------------------------
Statement of Changes in Net Assets

                                                                                          Six Months Ended
                                                                                          December 31, 1997       Year Ended
                                                                                              (Unaudited)       June 30, 1997
                                                                                          -----------------     -------------
OPERATIONS:
   Investment income--net..................................................                   $ 1,070,190        $ 1,824,128
   Net realized gain (loss) on investments................................                        (53,638)           247,519
   Net unrealized appreciation (depreciation) on investments..............                      1,093,296            586,517
                                                                                              -----------        -----------
         Net Increase (Decrease) in Net Assets Resulting from Operations..                      2,109,848          2,658,164
                                                                                              -----------        -----------
DIVIDENDS TO SHAREHOLDERS FROM:
   Investment income--net:
      Class A shares......................................................                       (381,415)          (814,054)
      Class B shares......................................................                        (17,862)           (20,860)
      Class C shares......................................................                         (2,210)            (8,596)
      Class R shares......................................................                       (668,703)          (980,618)
   Net realized gain on investments:
      Class A shares......................................................                        (80,051)           (48,804)
      Class B shares......................................................                         (4,823)            (1,369)
      Class C shares......................................................                           (650)              (941)
      Class R shares......................................................                       (142,207)           (52,550)
                                                                                              -----------        -----------
         Total Dividends..................................................                     (1,297,921)        (1,927,792)
                                                                                              -----------        -----------
BENEFICIAL INTEREST TRANSACTIONS:
   Net proceeds from shares sold:
      Class A shares......................................................                      1,101,999            975,607
      Class B shares......................................................                        577,492             62,023
      Class C shares......................................................                         99,100            584,907
      Class R shares......................................................                      8,083,256         10,926,144
   Dividends reinvested:
      Class A shares......................................................                        353,105            673,205
      Class B shares......................................................                         14,373             17,207
      Class C shares......................................................                          2,814              7,047
      Class R shares......................................................                        293,292            263,230
   Cost of shares redeemed:
      Class A shares......................................................                       (982,355)        (3,411,701)
      Class B shares......................................................                        (72,317)           (37,406)
      Class C shares......................................................                        (25,109)          (673,079)
      Class R shares......................................................                     (1,611,949)        (3,698,970)
                                                                                              -----------        -----------
         Increase (Decrease) in Net Assets from Beneficial Interest Transactions                7,833,701          5,688,214
                                                                                              -----------        -----------
            Total Increase (Decrease) in Net Assets.......................                      8,645,628          6,418,586
NET ASSETS:
   Beginning of Period....................................................                     43,689,490         37,270,904
                                                                                              -----------        -----------
   End of Period..........................................................                    $52,335,118        $43,689,490
                                                                                              ===========        ===========
(Distributions in excess of investment income--net)........................                   $   (23,994)       $   (23,994)
                                                                                              -----------        -----------


                       See notes to financial statements.

Dreyfus Premier Limited Term Municipal Fund
-----------------------------------------------------------------------------
Statement of Changes in Net Assets (continued)

                                                                                                      Shares
                                                                                        ---------------------------------
                                                                                        Six Months Ended
                                                                                        December 31, 1997    Year Ended
                                                                                           (Unaudited)      June 30, 1997
                                                                                        ----------------    -------------
CAPITAL SHARE TRANSACTIONS:

   Class A
   -------
   Shares sold................................................................                  89,927           81,262
   Shares issued for dividends reinvested.....................................                  28,773           55,995
   Shares redeemed............................................................                 (80,273)        (284,307)
                                                                                             ---------        ---------
                              Net Increase (Decrease) in Shares Outstanding...                  38,427         (147,050)
                                                                                             =========        =========
   Class B
   -------
   Shares sold................................................................                  47,146            5,189
   Shares issued for dividends reinvested.....................................                   1,173            1,431
   Shares redeemed............................................................                  (5,879)          (3,122)
                                                                                             ---------        ---------
                              Net Increase (Decrease) in Shares Outstanding...                  42,440            3,498
                                                                                             =========        =========
   Class C
   -------
   Shares sold................................................................                   8,081           48,670
   Shares issued for dividends reinvested.....................................                     229              584
   Shares redeemed............................................................                  (2,048)         (55,812)
                                                                                             ---------        ---------
                              Net Increase (Decrease) in Shares Outstanding...                   6,262           (6,558)
                                                                                             =========        =========
   Class R
   -------
   Shares sold................................................................                 660,876          908,731
   Shares issued for dividends reinvested.....................................                  23,909           21,887
   Shares redeemed............................................................                (131,637)        (308,882)
                                                                                             ---------        ---------
                              Net Increase (Decrease) in Shares Outstanding...                 553,148          621,736
                                                                                             =========        =========

                       See notes to financial statements.

Dreyfus Premier Limited Term Municipal Fund
------------------------------------------------------------------------------
Financial Highlights

   Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                               Class A Shares
                                                 ------------------------------------------------------------------------
                                                 Six Months Ended                    Year Ended June 30,
                                                 December 31, 1997    ---------------------------------------------------
PER SHARE DATA:                                     (Unaudited)        1997       1996     1995(1,2)  1994(1,2)   1993(2)
                                                 -----------------    ------     ------    ---------  ---------   -------
   Net asset value, beginning of period.....          $12.12          $11.89     $11.82     $11.66     $12.61     $12.21
                                                      ------          ------     ------     ------     ------     ------
   Investment Operations:
   Investment income--net....................            .27             .54        .54        .53        .54(3)     .60(3)
   Net realized and unrealized gain (loss)
      on investments........................             .27             .26        .08        .19       (.41)       .68
                                                      ------          ------     ------     ------     ------     ------
   Total from Investment Operations.........             .54             .80        .62        .72        .13       1.28
                                                      ------          ------     ------     ------     ------     ------
   Distributions:
   Dividends from investment income--net.....           (.27)           (.54)      (.55)      (.53)      (.54)      (.60)
   Dividends from net realized gain on investments      (.06)           (.03)       --        (.03)      (.54)      (.28)
                                                      ------          ------     ------     ------     ------     ------
   Total Distributions......................            (.33)           (.57)      (.55)      (.56)     (1.08)      (.88)
                                                      ------          ------     ------     ------     ------     ------
   Net asset value, end of period...........          $12.33          $12.12     $11.89     $11.82     $11.66     $12.61
                                                      ======          ======     ======     ======     ======     ======
TOTAL INVESTMENT RETURN(4)..................            8.79%(5)        6.92%      5.25%      6.37%       .96%     10.95%

RATIOS/SUPPLEMENTAL DATA:
   Ratio of expenses to average net assets..             .75%(5)         .75%      .75%        .75%       .76%(6)   1.03%(6)
   Ratio of net investment income to
      average net assets....................            4.31%(5)        4.52%     4.53%       4.59%      4.43%      4.91%
   Portfolio Turnover Rate..................            5.37%(7)       30.50%    55.07%      61.00%     57.00%    103.00%
   Net Assets, end of period (000's Omitted)         $18,096         $17,323   $18,751     $21,375    $23,715    $18,251

----------------
(1) Effective October 17, 1994, The Dreyfus Corporation began serving as the Fund's investment manager. From April 4, 1994 through October 16, 1994, Mellon Bank, N.A. served as the Fund's investment manager. Prior to April 4, 1994, The Boston Company Advisors, Inc. served as the Fund's investment adviser.
(2) On February 1, 1993 existing shares of the Fund were designated the Retail Class and the Fund began offering the Institutional Class and Investment Class of shares. Effective April 4, 1994 the Retail and Institutional Classes were reclassified as a single class of shares known as the Investor shares. Effective October 17, 1994, the Investor shares were redesignated Class A shares.The Financial Highlights for the year ended June 30, 1995 are based upon a Class A (formerly Investor) share outstanding. The amounts shown for the year ended June 30, 1994 were calculated using the performance of a Retail shares outstanding from July 1, 1993 to April 3, 1994, and the performance of an Investor share outstanding from April 4, 1994 to June 30, 1994. The Financial Highlights for the year ended June 30, 1993 and prior years are based upon a Retail share outstanding.
(3) Net investment income before waiver of fees and/or reimbursement of expenses by the investment adviser and/or custodian and/or transfer agent for the years ended June 30, 1994 and 1993 were $.49 and $.59, respectively.
(4) Exclusive of sales load.
(5) Annualized.
(6) Annualized expense ratios before voluntary waiver of fees and/or reimbursement of expenses by the investment adviser and/or custodian and/or transfer agent for the years ended June 30, 1994 and 1993 were 1.09% and 1.11% respectively.
(7) Not annualized.

                       See notes to financial statements.

Dreyfus Premier Limited Term Municipal Fund
-----------------------------------------------------------------------------
Financial Highlights (continued)

   Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                                   Class B Shares
                                                              --------------------------------------------------------
                                                              Six Months Ended     Year Ended June 30,    Period Ended
                                                              December 31, 1997    -------------------      June 30,
PER SHARE DATA:                                                  (Unaudited)        1997         1996        1995(1)
                                                              -----------------    ------       ------    ----------
   Net asset value, beginning of period.................           $12.12          $11.89       $11.82       $11.32
                                                                   ------          ------       ------       ------
   Investment Operations:
   Investment income--net................................             .23             .48          .48          .24
   Net realized and unrealized gain (loss) on investments             .26             .26          .07          .50
                                                                   ------          ------       ------       ------
   Total from Investment Operations.....................              .49             .74          .55          .74
                                                                   ------          ------       ------       ------
   Distributions:
   Dividends from investment income--net.................            (.23)           (.48)        (.48)        (.24)
   Dividends from net realized gain on investments......             (.06)           (.03)        --           --
                                                                   ------          ------       ------       ------
   Total Distributions..................................             (.29)           (.51)        (.48)        (.24)
                                                                   ------          ------       ------       ------
   Net asset value, end of period.......................           $12.32          $12.12       $11.89       $11.82
                                                                   ======          ======       ======       ======
TOTAL INVESTMENT RETURN(2)...............................            8.07%(3)        6.38%        4.71%        6.59%(4)

RATIOS/SUPPLEMENTAL DATA:
   Ratio of expenses to average net assets...............            1.25%(3)        1.25%        1.25%        1.25%(3)
   Ratio of net investment income to average net assets..            3.74%(3)        4.01%        3.98%        4.09%(3)
   Portfolio Turnover Rate...............................            5.37%(4)       30.50%       55.07%       61.00%
   Net Assets, end of period (000's Omitted).............          $1,084            $551         $500          $85

-------------------
(1) The Fund commenced selling Class B shares on December 28, 1994.
(2) Exclusive of sales load.
(3) Annualized.
(4) Not annualized.

                       See notes to financial statements.

Dreyfus Premier Limited Term Municipal Fund
-----------------------------------------------------------------------------
Financial Highlights (continued)

   Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                                   Class C Shares
                                                              --------------------------------------------------------
                                                              Six Months Ended     Year Ended June 30,    Period Ended
                                                              December 31, 1997    -------------------      June 30,
PER SHARE DATA:                                                  (Unaudited)        1997         1996        1995(1)
                                                              -----------------    ------       ------    ----------
   Net asset value, beginning of period.................           $12.14          $11.90       $11.82       $11.32
                                                                   ------          ------       ------       ------
   Investment Operations:
   Investment income--net................................             .24             .49          .48          .24
   Net realized and unrealized gain (loss) on investments             .27             .27          .08          .50
                                                                   ------          ------       ------       ------
   Total from Investment Operations.....................              .51             .76          .56          .74
                                                                   ------          ------       ------       ------
   Distributions:
   Dividends from investment income--net.................            (.24)           (.49)        (.48)        (.24)
   Dividends from net realized gain on investments......             (.06)           (.03)        --           --
                                                                   ------          ------       ------       ------
   Total Distributions..................................             (.30)           (.52)        (.48)        (.24)
                                                                   ------          ------       ------       ------
   Net asset value, end of period.......................           $12.35          $12.14       $11.90       $11.82
                                                                   ======          ======       ======       ======
TOTAL INVESTMENT RETURN(2)...............................            8.31%(3)        6.50%        4.81%        6.59%(4)

RATIOS/SUPPLEMENTAL DATA:
   Ratio of expenses to average net assets...............            1.24%(3)        1.27%        1.24%        1.25%(3)
   Ratio of net investment income to average net assets..            3.81%(3)        4.17%        4.00%        4.09%(3)
   Portfolio Turnover Rate...............................            5.37%(4)       30.50%       55.07%       61.00%
   Net Assets, end of period (000's Omitted).............            $153             $74         $150          $84

---------------------
(1) The Fund commenced selling Class C shares on December 28, 1994.
(2) Exclusive of sales load.
(3) Annualized.
(4) Not annualized.

                       See notes to financial statements.

Dreyfus Premier Limited Term Municipal Fund
-----------------------------------------------------------------------------
Financial Highlights (continued)

   Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                              Class R Shares
                                               ----------------------------------------------------------------------------
                                               Six Months Ended              Year Ended June 30,               Period Ended
                                               December 31, 1997   ----------------------------------------       June 30,
PER SHARE DATA:                                   (Unaudited)       1997       1996     1995(1,2)  1994(1,2)      1993(2)
                                               -----------------   ------     ------    ---------  ---------   ------------
   Net asset value, beginning of period.            $12.12         $11.89     $11.82     $11.66     $12.61        $12.21
                                                    ------         ------     ------     ------     ------        ------
   Investment Operations:
   Investment income--net................              .28            .57        .57        .56        .58(3)        .25(3)
   Net realized and unrealized gain (loss)
      on investments....................               .27            .26        .08        .19       (.43)          .40
                                                    ------         ------     ------     ------     ------        ------
   Total from Investment Operations.....               .55            .83        .65        .75        .15           .65
                                                    ------         ------     ------     ------     ------        ------
   Distributions:
   Dividends from investment income--net.             (.28)          (.57)      (.58)      (.56)      (.56)         (.25)
   Dividends from net realized gain
      on investments....................              (.06)          (.03)      --         (.03)      (.54)         --
                                                    ------         ------     ------     ------     ------        ------
   Total Distributions..................              (.34)          (.60)      (.58)      (.59)     (1.10)         (.25)
                                                    ------         ------     ------     ------     ------        ------
   Net asset value, end of period.......            $12.33         $12.12     $11.89     $11.82     $11.66        $12.61
                                                    ======         ======     ======     ======     ======        ======
TOTAL INVESTMENT RETURN(4)..............              9.05%(5)       7.17%      5.51%      6.64%      1.08%         5.36%(7)

RATIOS/SUPPLEMENTAL DATA:
   Ratio of expenses to average net assets             .50%(5)        .50%       .50%       .50%       .50%(6)       .68%(5,6)
   Ratio of net investment income
      to average net assets.............              4.56%(5)       4.77%      4.77%      4.84%      4.69%         4.82%(5)
   Portfolio Turnover Rate..............              5.37%(7)      30.50%     55.07%     61.00%     57.00%(7)    103.00%(7)
   Net Assets, end of period (000's Omitted)       $33,003        $25,741    $17,870    $16,727    $12,581        $8,974

--------------------
(1) Effective October 17, 1994, The Dreyfus Corporation began serving as the Fund's investment manager. From April 4, 1994 through October 16, 1994, MellonBank, N.A. served as the Fund's investment manager. Prior to April 4, 1994, The Boston Company Advisors, Inc. served as the Fund's investment adviser.
(2) The Fund commenced selling Investment Class shares on February 1, 1993. Effective April 4, 1994 the Investment Class was redesignated as the Trust shares. Effective October 17, 1994 Trust shares were redesignated Class R shares. The table above is based upon an Investment share outstanding from February 1, 1993 to April 3, 1994 and a Trust share outstanding from April 4, 1994 to October 16, 1994.
(3) Net investment income before waiver of fees and/or reimbursement of expenses by the investment adviser and/or custodian and/or transfer agent for the year ended June 30, 1994 and for the period ended June 30, 1993 were $.54 and $.24, respectively.
(4) Exclusive of sales load.
(5) Annualized.
(6) Annualized expense ratios before voluntary waiver of fees and reimbursement of expenses by the investment adviser and/or custodian and/or transfer agent for the year ended June 30, 1994 and for the period ended June 30, 1993 were .83% and .93%, respectively.
(7) Not annualized.


                       See notes to financial statements.

Dreyfus Premier Limited Term Municipal Fund
------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

   Dreyfus Premier Limited Term Municipal Fund (the "Fund") is a series of The Dreyfus/Laurel Tax-Free Municipal Funds (the "Trust") which is registered under the Investment Company Act of 1940 ("Act") as a non-diversified open-end management investment company and operates as a series company currently offering seven series including the Fund. The Fund's investment objective is to maximize current income exempt from Federal income taxes consistent with the prudent risk of capital by investing in municipal securities which are of investment-grade quality and intermediate maturities. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon Bank").

   Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares. The Fund is authorized to issue an unlimited number of shares of Beneficial Interest in the following classes of shares: Class A, Class B, Class C and Class R. Class A, Class B and Class C shares are sold primarily to retail investors through financial intermediaries and bear a distribution fee and/or service fee. Class A shares are sold with a front-end sales charge, while Class B and Class C shares are subject to a contingent deferred sales charge ("CDSC") and distribution and service fee. Class R shares are sold primarily to bank trust departments and other financial service providers (including Mellon Bank and its affiliates) acting on behalf of customers having a qualified trust or investment account or relationship at such institution, and bear no distribution or service fees. Class R shares are offered without a front-end sales load or CDSC. Each class of shares has identical rights and privileges, except with respect to distribution and service fees and voting rights on matters affecting a single class.

   Investment income, net of expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

   The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. Actual results may differ from estimates.

   (a) Portfolio valuation: Investments in securities (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.

   (b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.

Dreyfus Premier Limited Term Municipal Fund
------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

   (c) Financial futures: The Fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The Fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the Fund to "mark to market" on a daily basis, which reflects the change in the market value of the contract at the close of each day's trading. Typically, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the Fund recognizes a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at December 31, 1997, and their related unrealized appreciation are set forth in the Statement of Financial Futures.

   (d) Distributions to shareholders: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.

   (e) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Investment Management Fee And Other Transactions With Affiliates:

   (a) Investment management fee: Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the Fund. The Manager also directs the investments of the Fund in accordance with its investment objective, policies and limitations. For these services, the Fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .50% of the value of the Fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the Fund except brokerage fees, taxes, interest, commitment fees, Rule 12b-1 distribution fees and expenses, service fees, fees and expenses of non-interested Trustees (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the Fund's allocable portion of fees and expenses of the non-interested Trustees (including counsel). Each trustee receives $27,000 per year, $1,000 for each Board meeting attended and $750 for each Audit Committee meeting attended and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional annual fee of $25,0000 per year. These fees pertain to the following funds: The Dreyfus/Laurel Funds, Inc., The Dreyfus/Laurel Tax-Free Municipal Funds and The Dreyfus/Laurel Funds Trust. These fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Trust directly to the non-interested Trustees, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Trustees.

   (b) Distribution and service plan: Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, the Fund may pay annually up to
 .25% of the value of its average daily net assets attributable to its Class A shares to compensate the Distributor and Dreyfus Service Corporation, an affiliate of the Manager, for shareholder servicing activities and the Distributor for activities and expenses primarily intended to result in the sale of Class A

Dreyfus Premier Limited Term Municipal Fund
------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

shares. Under the Plan, the Fund may pay the Distributor for distributing the Fund's Class B and Class C shares at an aggregate annual rate of .50% of the value of the average daily net assets of Class B and Class C shares. Class B and Class C shares are also subject to a service plan adopted pursuant to Rule 12b-1, under which the Fund pays Dreyfus Service Corporation or the Distributor for providing certain services to the holders of Class B and Class C shares a fee at the annual rate of .25% of the value of the average daily net assets of Class B and Class C shares. Class R shares bear no distribution or service fee. During the period ended December 31, 1997, the Fund was charged $22,151, $2,392 and $290 for Class A, Class B and Class C shares, respectively, pursuant to the distribution plan. During the period ended December 31, 1997, the Fund was charged $1,196 and $145 for Class B and Class C shares, respectively, pursuant to the service plan.

   Under its terms, the Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Trustees who are not "interested persons" of the Company and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan.

NOTE 3--Securities Transactions:

   The aggregate amount of purchases and sales of investment securities, excluding short-term securities and financial futures, during the period ended December 31, 1997, amounted to $10,077,210 and $2,468,450, respectively.

   At December 31, 1997, accumulated net unrealized appreciation on investments was $2,500,507, consisting of $2,505,195 gross unrealized appreciation and $4,688 gross unrealized depreciation.

   At December 31, 1997, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 4--Bank Line of Credit:

   The Fund participates with other Dreyfus-managed funds in a $600 million redemption credit facility ("Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended December 31, 1997, the Fund did not borrow under the Facility.

Dreyfus Premier Limited Term
Municipal Fund
200 Park Avenue
New York, NY 10166

Manager
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940

Printed in U.S.A.                 347/647SA9712

Dreyfus
BASIC New York
Municipal
Money Market Fund
Semi-Annual
Report

December 31, 1997

DREYFUS BASIC NEW YORK MUNICIPAL MONEY MARKET FUND
------------------------------------------------------------------------
LETTER TO SHAREHOLDERS

Dear Shareholder:

   We are pleased to report the performance for Dreyfus BASIC New York Municipal Money Market Fund for the six months ended December 31, 1997. For the period, your Fund produced an annualized yield of 3.18%, and after taking into account the effect of compounding, the annualized effective yield was 3.22%.* Dividends earned were exempt from Federal, State of New York and New York City personal income taxes, although some income may be subject to the Federal Alternative Minimum Tax (AMT) for certain shareholders.

ECONOMIC REVIEW

   Inflation seems to have lost its terrors. Not since the oil price collapse in 1986 has it been so restrained. As the economy approached the end of its seventh consecutive year of expansion, inflation seemed to become even more subdued. During the fourth quarter of 1997, the rate of increase in consumer prices fell below the 2% level. Producer prices actually fell at an annual rate of 1.2% over the first 11 months of the year.

   The ongoing fear in the financial markets has been that the Federal Reserve Board's (the "Fed") unremitting fight against inflation could lead to further increases in interest rates. Yet the Federal Open Market Committee (F.O.M.C.), the policy-making arm of the Fed, has raised interest rates just once in over two years, a period roughly coinciding with the latest surge of economic growth. The last increase occurred on March 25, 1997, when the F.O.M.C. increased the Federal Funds rate by a modest one quarter of a percentage point to 5.50%. (The Federal Funds rate is the rate of interest that banks charge one another for overnight loans.) Investor concern about additional monetary restraint centers on the low unemployment rate of just 4.6%, a 24-year low as of the fourth quarter of 1997. In particular, there are fears that wages can rise at a rate that could rekindle inflation. Over the last year, the gain in wages after adjusting for inflation was 2%, the sharpest increase in 20 years.

   Not surprisingly, an almost ideal economic climate--plentiful jobs, low interest rates and dwindling inflation--has put consumers in an optimistic mood. Though holiday retail sales were below expectations, spending in the third quarter grew at the strongest pace in five years. Since consumer spending accounts for two thirds of all economic activity, consumer attitudes are important indicators of future economic conditions. The Conference Board (a business-sponsored research group) reported in December that its Index of Consumer Confidence rose to its highest level since 1969. So far, the serious economic developments in Asia have not had an inhibiting effect on consumer attitudes.

   The Asian financial crisis, while bound to affect the import/export segment of our economy, may also afford the Fed additional flexibility in implementing monetary policy. While the Fed is concerned about the potential resurgence of inflation, lower-priced Asian imports may counteract upward pressure on the rate of U.S. inflation. Moreover, with our economic expansion mature by any historical precedent (it's the second longest peacetime expansion in this century), a slackening in overseas demand for U.S. products, combined with the lower-priced imports, may help contain economic growth without additional monetary tightening by the Fed. Regardless, we believe it is unlikely that the Fed would raise interest rates and further unsettle the international financial markets while Asian countries struggle to stabilize their currencies in relation to the U.S. dollar. Perhaps the biggest uncertainty ahead is the extent to which the Asian turmoil will affect the U.S. economy. We are particularly vigilant for developments abroad that might have either negative or positive consequences for the Fund. The trouble in Asia shows the close and sensitive relationship between our economy and the economies around the globe.

MARKET ENVIRONMENT/PORTFOLIO ACTIVITY

New York State's debt rating was raised in September from A- to A by Standard & Poor's, reflecting various financial positives, including a very strong surplus of $1.9 billion on a GAAP basis (General Accepted Accounting Principles).

This surplus reduced the accumulated budget deficit to 3% of expenditures. Income per capita remains high at 119% of the national average. Wall Street will continue to be a major factor in state finances as it represents an outsized portion of sector income relative to other states. Standard & Poor's, however, noted that the State will have difficulty improving its credit rating any further in the near future due to a $6.1 billion approved tax reduction (property taxes, etc.) combined with the reduction in personal income tax and a major education program enhancement. These conditions will make balancing the budget a challenge, especially if the economy experiences a downturn. Furthermore, the debt level remains high at $1,800 per capita and 6.1% of personal income.

   In general, short-term tax-exempt yields were higher in 1997 than in the previous year. In 1996, the Fed was easing monetary policy and the marketplace was anticipating additional easings. However in March 1997, the Fed tightened monetary policy, which helped keep tax-exempt money market yields high. The industry-average 7-day tax-exempt yield was at 3.38% as of December 31, 1997, as published by IBC Financial Data, compared to 3.17% at the end of 1996.

   Throughout 1997, there was strong investor demand for municipal money market securities. High relative yields coupled with increased investor wealth resulted in an increase in tax-exempt money fund assets by nearly 12% from $140 billion to almost $160 billion last year.

   Increased supply also contributed to higher yields. New issue supply of tax-exempt money market securities increased by more than 40% to $28 billion and the volume of new synthetic tax-exempt floating-rate securities reached more than $20 billion. The relative yield ratio between tax-exempt and taxable money market securities increased with the One-year Bond Buyer Note Index versus the One-year Treasury Bill above 69% as of the end of 1997. Within the one-year tax-exempt notes sector, yields ranged between 3.50% and 3.95% for the six months ended December 31, 1997, as published by IBC Financial Data. The Fund's average maturity fluctuated within a range of 32-61 days throughout the reporting period and averaged 50 days.

   Included in this report is a series of detailed statements about your Fund's holdings and its financial condition. We hope they are informative. Please know that we appreciate greatly your continued confidence in the Fund and in The Dreyfus Corporation.

                            Very truly yours,
                            /s/ Angela Deni
                            Angela Deni
                            Portfolio Manager

January 15, 1998
New York, N.Y.

* Annualized effective yield is based upon dividends declared daily and reinvested monthly.

DREYFUS BASIC NEW YORK MUNICIPAL MONEY MARKET FUND
------------------------------------------------------------------------
STATEMENT OF INVESTMENTS                                                       DECEMBER 31, 1997 (UNAUDITED)

                                                                                  PRINCIPAL
TAX EXEMPT INVESTMENTS--100.0%                                                      AMOUNT             VALUE
------------------------------------------------------------------------------   ------------     ------------
NEW YORK--99.9%
Albany Industrial Development Agency, IDR, VRDN
  (Newkirk Products Inc., Project)
  4.25%, Series A (LOC; Fleet Bank) (a,b)...................................   $  1,620,000     $  1,620,000
Babylon Industrial Development Agency, RRR, VRDN
  (Equity Babylon Project) 5% (LOC; Union Bank of Switzerland) (a,b)..........      8,500,000        8,500,000
Broome County Industrial Development Agency, IDR, Refunding, VRDN
  (Bing Realty Co. Project) 3.90% (LOC; Meridian Bank Corp.) (a,b)............      1,850,000        1,850,000
Chemung County Industrial Development Agency, Civic Facility Revenue, VRDN
  (Arnot Ogden Medical Center) 4.05% (LOC; Chase Manhattan Bank) (a,b)........      2,565,000        2,565,000
Connetquot Central School District, TAN 4.25%, 6/25/98........................      5,500,000        5,508,927
Erie County, RAN 4.50%, Series A, 6/25/98
  (LOC; Union Bank of Switzerland) (a)........................................      3,000,000        3,009,116
Erie County Water Authority, Water Revenue, VRDN
  3.55%, Series A (Insured; AMBAC and SBPA; National Bank of Australia) (b)...      2,000,000        2,000,000
Franklin County Industrial Development Agency, IDR, VRDN
  (Kes Chateaugay LP Project)
  4.25%, Series A (LOC; Bank of Tokyo-Mitsubishi) (a,b).....................        500,000          500,000
Great Neck North Water Authority, Water System Revenue, Refunding, VRDN
  3.70%, Series A (Insured; FGIC and SBPA; FGIC) (b)..........................      8,800,000        8,800,000
Jefferson County Industrial Development Agency, IDR, VRDN
  (Watertown-Carthage IV) 3.70% (LOC; First National Bank of Chicago) (a,b)...        100,000          100,000
Montgomery Industrial Development Agency, IDR, VRDN (Service Merchandise Co.)
  3.80% (LOC; Canadian Imperial Bank of Commerce) (a,b).......................        200,000          200,000
Municipal Assistance Corporation:
  CP 3.80%, Series F, 1/21/98 (Insured; AMBAC and SBPA:
    Bank of Nova Scotia and National Westminster Bank)........................      8,000,000        8,000,000
  Refunding 4.20%, Series D, 7/1/98 (Insured; AMBAC)..........................      5,025,000        5,036,340
  VRDN 3.55%, Series K-1 (LOC; Westdeutsche Landesbank) (a,b).................      9,200,000        9,200,000
Nassau County:
  General Improvement:
    5.125%, Series V, 3/1/98 (Insured; AMBAC).................................      3,000,000        3,007,050
    4.80%, Series X, 11/1/98 (Insured; AMBAC).................................      5,760,000        5,811,613
  TAN:
    4.25%, Series A, 3/31/98..................................................      4,000,000        4,005,086
    4.25%, Series B, 8/31/98..................................................      4,000,000        4,012,148
New York City:
  CP 3.75%, Series H-4, 2/18/98 (Insured; AMBAC and LOC; Krediet Bank) (a)....      2,000,000        2,000,000
  VRDN:
    3.70%, Series A-6 (LOC; Landesbank Hessen) (a,b)..........................      2,530,000        2,530,000
    4%, Series A-10 (LOC; Morgan Guaranty Trust Co.)(a,b).....................      3,500,000        3,500,000
New York City Health and Hospital Corporation, Revenue, VRDN (Health Systems)
  3.50%, Series A (LOC; Morgan Guaranty Trust Co.) (a,b)......................     12,000,000       12,000,000
  3.50%, Series D (LOC; Bank of Nova Scotia) (a,b)............................      5,200,000        5,200,000
  3.55%, Series B (LOC; Canadian Imperial Bank of Commerce) (a,b).............      5,000,000        5,000,000


DREYFUS BASIC NEW YORK MUNICIPAL MONEY MARKET FUND
------------------------------------------------------------------------
STATEMENT OF INVESTMENTS (CONTINUED)                                              DECEMBER 31, 1997 (UNAUDITED)
                                                                                  PRINCIPAL
TAX EXEMPT INVESTMENTS--(CONTINUED)                                                AMOUNT             VALUE
------------------------------------------------------------------------------   ------------     ------------
NEW YORK (CONTINUED)
New York City Housing Development Corporation, VRDN:
  MFMR:
    (Columbus)
      4.05%, Series A (LOC; Citibank) (a,b)...................................   $  1,000,000     $  1,000,000
    (West 89th Street)
      3.60%, Series A (LOC; Midland Bank) (a,b)...............................     12,500,000       12,500,000
  Mortgage Revenue (Columbus Apartments)
    3.55%, Series A (LOC; Federal National Mortgage Association) (a,b)........      2,970,000        2,970,000
  Multi-Family Rental Housing Revenue (Monterey)
    3.55%, Series A (LOC; Federal National Mortgage Association) (a,b)........      5,000,000        5,000,000
New York City Industrial Development Agency, VRDN:
  Civic Facility Revenue (National Audobon Society)
    4.75% (LOC; Swiss Bank Corp.) (a,b).......................................      1,400,000        1,400,000
  IDR (Brooklyn Navy Yard Cogen) 4.25%, Series A (LOC; Bank of America) (a,b).      2,400,000        2,400,000
New York City Municipal Water Finance Authority, Water and Sewer
  Systems Revenue:
    CP:
      3.80% Series 1, 3/10/98 (LOC: Bayerische Landesbank, Landesbank Hessen
        and Westdeutsche Landesbank) (a)......................................      4,000,000        4,000,000
      3.80% Series 5A, 3/10/98 (LOC: Bayerische Landesbank, Landesbank Hessen
        and Westdeutsche Landesbank) (a)......................................      6,000,000        6,000,000
  VRDN:
    4.15%, Series A (Insured; FGIC and SBPA; FGIC) (b)........................      2,100,000        2,100,000
    5%, Series G (Insured; FGIC) (b)..........................................      8,600,000        8,600,000
New York City Trust, Cultural Resource Revenue, Refunding, VRDN
  (American Museum of National History)
  3.55%, Series A (Insured; MBIA and SBPA; Credit Suisse) (b).................      3,800,000        3,800,000
New York State, CP
  3.60%, 2/12/98 (LOC; Westdeutsche Landesbank) (a)...........................      5,600,000        5,600,000
New York State Bridge Authority, Revenue, Refunding 5%, 1/1/98................      2,260,000        2,260,000
New York State Dormitory Authority, Revenues:
  CP (Memorial Sloan Kettering)
    3.65%, 1/21/98 (LOC; Morgan Guaranty Trust Co.) (a).......................      4,000,000        4,000,000
  Refunding (New York University)
    4%, Series A, 7/1/98 (Insured; MBIA)......................................      4,000,000        4,004,181
  VRDN:
    (New York Public Library)
      3.50%, Series B (LOC; Canadian Imperial Bank of Commerce) (a,b).........      3,900,000        3,900,000
    (Metropolitan Museum of Art):
      3.50%, Series A (Guaranty; Metropolitan Museum of Art) (b)..............      3,200,000        3,200,000
      3.50%, Series B (Guaranty; Metropolitan Museum of Art) (b)..............      2,050,000        2,050,000
New York State Energy, Research and Development Authority:
  PCR:
    (LILCO Project)
      3.60%, Series A, 3/1/98 (LOC; Deutsche Bank) (a)........................      3,000,000        3,000,000


DREYFUS BASIC NEW YORK MUNICIPAL MONEY MARKET FUND
------------------------------------------------------------------------
STATEMENT OF INVESTMENTS (CONTINUED)                                             DECEMBER 31, 1997 (UNAUDITED)
                                                                                  PRINCIPAL
TAX EXEMPT INVESTMENTS--(CONTINUED)                                                AMOUNT             VALUE
------------------------------------------------------------------------------   ------------     ------------
NEW YORK (CONTINUED)
  PCR (continued):
    (New York State Electric and Gas):
      3.65%, Series A, 3/15/98 (LOC; Morgan Bank) (a).........................   $  2,000,000     $  2,000,000
      3.80%, Series B, 10/15/98 (LOC; Union Bank of Switzerland) (a)..........      3,250,000        3,250,000
  VRDN:
    Electric Facilities Revenue (LILCO Project)
      3.85%, Series A (LOC; Toronto-Dominion Bank) (a,b)......................        500,000          500,000
    Gas Facilities Revenue (Brooklyn Union Gas Project):
      3.60%, Series A-2 (Insured; MBIA and SBPA;
        United Bank of Switzerland) (b).......................................      5,300,000        5,300,000
      3.70%, Series A-1 (Insured; MBIA and SBPA;
        United Bank of Switzerland) (b).......................................      4,900,000        4,900,000
    PCR:
      (New York State Electric and Gas)
        5% (LOC; Union Bank of Switzerland) (a,b).............................        500,000          500,000
      (Central Hudson Gas and Electric)
        3.95%, Series B (LOC; Deutsche Bank) (a,b)............................      5,700,000        5,700,000
New York State Environmental Facilities Corporation, SWDR, Refunding, CP
  (General Electric Co. Project)
  3.55%, Series A, 3/9/98 (LOC; General Electric Co.) (a).....................      8,050,000        8,050,000
New York State Environment Quality, CP
  3.75%, Series A, 2/12/98 (LOC: Bayerische Landesbank and
    Landesbank Hessen) (a)....................................................      8,000,000        8,000,000
New York State Housing Finance Agency, VRDN:
  HR (East 84th Streest) 3.60%, Series A (LOC; Fleet Bank) (a,b)..............      4,100,000        4,100,000
  Revenue (250 West 50th Street) 3.60%, Series A (LOC; Fleet Bank) (a,b)......      3,000,000        3,000,000
New York State Local Governmental Assistance Corporation, VRDN:
  3.50%, Series B (LOC; Credit Suisse) (a,b)..................................      6,000,000        6,000,000
  3.50%, Series F (LOC; Toronto-Dominion Bank) (a,b)..........................      4,100,000        4,100,000
  4.05%, Series D (LOC; Societe Generale) (a,b)...............................      5,800,000        5,800,000
  4.05%, Series E (LOC; Canadian Imperial Bank of Commerce) (a,b).............      2,000,000        2,000,000
New York State Medical Care Facilities Finance Agency, Revenue:
  Prerefunded (Hospital and Nursing Home)
    8.30%, Series A, 2/15/98 (Escrowed in; U.S. Government Securities)........     15,000,000       15,382,191
  VRDN (Pooled Equipment Loan Program II)
    3.65%, Series A (LOC; Chase Manhattan Bank) (a,b).........................      3,700,000        3,700,000
New York State Power Authority, Refunding, Prerefunded
  7.875%, Series V, 1/1/98 (Escrowed in; U.S. Government Securities and
    Insured; MBIA)............................................................      1,000,000        1,020,000
New York State Thruway Authority, Highway and Bridge Trust Fund
  5%, Series A, 4/1/98 (Insured; AMBAC).......................................      1,705,000        1,800,604
New York State Urban Development Corporation, Revenue, Prerefunded
  (Correctional Facilities):
    7.50%, Series C, 1/1/98 (Escrowed in; U.S. Government Securities and
      Insured; AMBAC).........................................................      2,200,000        2,244,000
    7.75%, Series C, 1/1/98 (Escrowed in; U.S. Government Securities and
      Insured; AMBAC).........................................................      1,200,000        1,224,000


DREYFUS BASIC NEW YORK MUNICIPAL MONEY MARKET FUND
------------------------------------------------------------------------
STATEMENT OF INVESTMENTS (CONTINUED)                                             DECEMBER 31, 1997 (UNAUDITED)
                                                                                  PRINCIPAL
TAX EXEMPT INVESTMENTS--(CONTINUED)                                                AMOUNT             VALUE
------------------------------------------------------------------------------   ------------     ------------
NEW YORK (CONTINUED)
Niagara Falls Bridge Commission, Toll Revenue, VRDN
  3.55%, Series A (Insured; FGIC and SBPA; Credit Locale De France) (b).......   $  6,000,000     $  6,000,000
Onondaga County Industrial Development Agency, IDR, VRDN
  (First Republic Corp. American)
  3.65% (LOC; Chase Manhattan Bank) (a,b).....................................        600,000          600,000
Town of Poughkeepsie, BAN 4%, Series A, 2/20/98...............................      3,100,000        3,101,237
Rensselaer County Industrial Development Agency, Civic Facility, Revenue,
  VRDN (Polytech Institute Project) 4.10%, Series A
  (LOC; Rennselaer Polytech Institute) (b)..................................      4,400,000        4,400,000
Saint Lawrence Industrial Development Agency, Environment Improvement Revenue,
  VRDN 3.75% (LOC; Royal Bank of Canada) (a,b)................................      1,100,000        1,100,000
Schenectady Industrial Development Agency, VRDN (Union College Project)
  4.10%, Series A (b).........................................................      5,980,000        5,980,000
Suffolk County Industrial Development Agency, Civic Facility Revenue, VRDN
  (Suffolk Child Care Center Project) 3.60% (LOC; Barclays Bank) (a,b)........      3,200,000        3,200,000
Triborough Bridge and Tunnel Authority, Revenue, Refunding, Prerefunded
  7.50%, Series M, 1/1/98 (Insured; FGIC).....................................      4,000,000        4,080,000
Westchester County 4.50%, 11/15/98............................................      8,120,000        8,172,578
Yonkers Industrial Development Agency, Civil Facility Revenue, VRDN
  (Consumers Union Facility)
  3.50% (Insured; AMBAC and SBPA; Credit Locale De France) (b)................      3,500,000        3,500,000

U.S. RELATED--.1%

Puerto Rico Industrial Medical and Environmental Pollution Control Facility
  Finance Authority, Revenue, VRDN
  (AGMEF Project) 4.15% (LOC; Bank of Tokyo-Mitsubishi) (a,b).................        200,000          200,000
                                                                                                  ------------

TOTAL INVESTMENTS (cost $310,644,071).........................................                    $310,644,071
                                                                                                  ============


DREYFUS BASIC NEW YORK MUNICIPAL MONEY MARKET FUND
------------------------------------------------------------------------

SUMMARY OF ABBREVIATIONS
------------------------------------------------------------------------
AMBAC      American Municipal Bond Assurance Corporation    MFMR       Multi-Family Mortgage Revenue
BAN        Bond Anticipation Notes                          PCR        Pollution ControlRevenue
CP         Commercial Paper                                 RAN        Revenue Anticipation Notes
FGIC       Financial Guaranty Insurance Company             RRR        Resources Recovery Revenue
HR         Hospital Revenue                                 SBPA       Standby Bond Purchase Agreement
IDR        Industrial Development Revenue                   SWDR       Solid Waste Disposal Revenue
LOC        Letter of Credit                                 TAN        Tan Anticipation Notes
MBIA       Municipal Bond Investors Assurance               VRDN       Variable Rate Demand Notes
               Insurance Corporation

SUMMARY OF COMBINED RATINGS (UNAUDITED)
------------------------------------------------------------------------
FITCH (C)          OR           MOODY'S              OR        STANDARD & POOR'S        PERCENTAGE OF VALUE
------                          -------                        -----------------        -------------------
F1+/F1                          VMIG1/MIG1, P1 (d)             SP1+/SP1, A1+/A1 (d)             81.4%
AAA/AA (e)                      Aaa/Aa (e)                     AAA/AA (e)                       17.6
Not Rated (f)                   Not Rated (f)                  Not Rated (f)                     1.0
                                                                                               ------

                                                                                               100.0%
                                                                                               ======

NOTES TO STATEMENT OF INVESTMENTS:
------------------------------------------------------------------------
(a) Secured by letters of credit. At December 31, 1997, 54.9% of the Fund's net assets are backed by letters of credit is issued by domestic banks, foreign banks, corporations and government agencies.
(b) Securities payable on demand. The interest rate, which is subject to change, is based upon bank prime rates or an index of market interest rates.
(c) Fitch currently provides creditworthiness information for a limited number of investments.
(d) P1 and A1 are the highest ratings assigned tax exempt commercial paper by Moody's and Standard & Poor's, respectively.
(e) Notes which are not F, MIG or SP rated are represented by bond ratings of the issuers.
(f) Securities which, while not rated by Fitch, Moody's and Standard & Poor's have been determined by the Manager to be of comparable quality to those rated securities in which the Fund may invest.

                   See notes to financial statements.

DREYFUS BASIC NEW YORK MUNICIPAL MONEY MARKET FUND
------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES                                                  DECEMBER 31, 1997 (UNAUDITED)

                                                                                          COST            VALUE
                                                                                      ------------    ------------
ASSETS:                 Investments in securities--See Statement of Investments..     $310,664,071    $310,644,071
                        Cash.....................................................                        6,937,628
                        Interest receivable......................................                        2,389,222
                                                                                                      ------------
                                                                                                       319,970,921
                                                                                                      ------------

LIABILITIES:            Due to The Dreyfus Corporation...........................                          117,523
                        Interest payable--Note 3.................................                            1,188
                                                                                                      ------------
                                                                                                           118,711
                                                                                                      ------------


NET ASSETS.......................................................................                     $319,852,210
                                                                                                      ============


REPRESENTED BY:         Paid-in capital..........................................                     $319,852,220
                        Accumulated net realized gain (loss) on investments......                              (10)
                                                                                                      ------------


NET ASSETS.......................................................................                     $319,852,210
                                                                                                      ============


SHARES OUTSTANDING
(unlimted number of shares of Beneficial Interest authorized)....................                      319,852,220



NET ASSET VALUE, offering and redemption price per share.........................                            $1.00
                                                                                                             =====

                     See notes to financial statements.

DREYFUS BASIC NEW YORK MUNICIPAL MONEY MARKET FUND
------------------------------------------------------------------------
STATEMENT OF OPERATIONS                                             SIX MONTHS ENDED DECEMBER 31, 1997 (UNAUDITED)


INVESTMENT INCOME

INCOME                  Interest Income..........................................                       $5,440,996

EXPENSES:               Management fee--Note 2...................................         $674,280
                        Interest expense--Note 3.................................            1,273
                                                                                          --------
                             Net Expenses........................................                          675,553
                                                                                                        ----------

INVESTMENT INCOME--NET,  representing net increase in net assets
      resulting from operations..................................................                       $4,765,443
                                                                                                        ==========

                     See notes to financial statements.

DREYFUS BASIC NEW YORK MUNICIPAL MONEY MARKET FUND
------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS

                                                                                    SIX MONTHS ENDED
                                                                                    DECEMBER 31, 1997   YEAR ENDED
                                                                                       (UNAUDITED)    JUNE 30, 1997
                                                                                    ----------------- -------------
OPERATIONS:
   Investment income--net....................................................         $  4,765,443    $  7,309,990
   Net realized gain (loss) on investments...................................                   --           1,425
                                                                                      ------------    ------------

      NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS........            4,765,443       7,311,415
                                                                                      ------------    ------------

DIVIDENDS TO SHAREHOLDERS FROM:
   Investment income--net....................................................           (4,765,443)     (7,309,990)
   Net realized gain on investments..........................................               (1,034)             --
                                                                                      ------------    ------------

      TOTAL DIVIDENDS........................................................           (4,766,477)     (7,309,990)
                                                                                      ------------    ------------

BENEFICIAL INTEREST TRANSACTIONS: ($1.00 per share):
   Net proceeds from shares sold.............................................          184,853,034     404,312,797
   Dividends reinvested......................................................            4,377,796       6,613,748
   Cost of shares redeemed...................................................         (141,921,580)   (294,875,277)
                                                                                      ------------    ------------

      INCREASE (DECREASE) IN NET ASSETS FROM BENEFICIAL INTEREST TRANSACTIONS           47,309,250     116,051,268
                                                                                      ------------    ------------

         TOTAL INCREASE (DECREASE) IN NET ASSETS.............................           47,308,216     116,052,693

NET ASSETS:
   Beginning of Period.......................................................          272,543,994     156,491,301
                                                                                      ------------    ------------
   End of Period.............................................................         $319,852,210    $272,543,994
                                                                                      ============    ============

                     See notes to financial statements.

DREYFUS BASIC NEW YORK MUNICIPAL MONEY MARKET FUND
------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
   Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                   Six Months Ended                               Period Ended     Year Ended
                                   December 31, 1997     Year Ended June 30,        June 30,      November 30,
                                                     -----------------------------              ------------------
PER SHARE DATA:                       (Unaudited)    1997      1996(1)  1995(2)(3) 1994(2)(4)   1993(2)    1992(2)
                                      ----------     -----     ------   ---------- ---------    -------    -------
   Net asset value,
      beginning of period..........     $1.00        $1.00     $1.00       $1.00      $1.00      $1.00     $1.00
                                        ------       ------    ------      ------     ------     ------    ------
   Investment Operations:
   Investment income--net..........       .016         .031      .031        .029       .012       .021      .031
                                        ------       ------    ------      ------     ------     ------    ------
   Distributions:
   Dividends from investment
      income--net..................      (.016)       (.031)    (.031)      (.029)     (.012)     (.021)    (.031)
                                        ------       ------   ------       ------     ------     ------    ------
   Net asset value,
      end of period................      $1.00        $1.00     $1.00       $1.00      $1.00      $1.00     $1.00
                                        ======       ======    ======      ======     ======     ======    ======

TOTAL INVESTMENT RETURN............       3.19%(5)     3.11%     3.14%       2.95%      1.23%      2.15%     3.11%

RATIOS/SUPPLEMENTAL DATA:
   Ratio of expenses to average
       net assets..................        .45%(5)      .41%      .43%        .60%       .44%(5)    .31%      .32%
   Ratio of net investment income
      to average net assets........       3.18%(5)     3.08%     3.43%       2.97%      2.12%(5)   2.13%     3.08%
   Decrease reflected in above
      expense ratios due to
      undertakings by the Manager..         --          .04%      .09%         --        .53%(5)    .98%      .71%
   Net Assets, end of period
       (000's Omitted).............    $319,852     $272,544  $156,491     $21,739     $8,011     $9,356   $11,183

------------------------------------------------------------------------
(1) Effective December 8, 1995, the Fund's Investor shares became a single class Fund without a class designation.
(2) On February 1, 1993 existing shares of the Fund were designated the Retail Class and the Fund began offering the Institutional Class and Investment Class of shares. Effective April 4, 1994 the Retail and Institutional Classes were reclassified as a single class of shares known as Investor shares. The Financial Highlights for the year ended June 30, 1995 are based upon an Investor share outstanding. The amounts shown for the period ended June 30, 1994 were calculated using the performance of a Retail share outstanding from December 1, 1993 to April 3, 1994, and the performance of an Investor share outstanding from April 4, 1994 to June 30, 1994. The Financial Highlights for the year ended November 30, 1993 and prior periods are based upon a Retail Share outstanding.
(3) Effective October 17, 1994, The Dreyfus Corporation began serving as the Fund's investment manager.
(4) The Fund changed its fiscal year end to June 30. Prior to this, the Fund's fiscal year end was November 30. Prior to April 4, 1994, The Boston Company Advisors, Inc. served as the Fund's investment adviser. From April 4, 1994 through October 16, 1994, Mellon Bank, N.A. served as the Fund's investment manager.
(5) Annualized.

DREYFUS BASIC NEW YORK MUNICIPAL MONEY MARKET FUND
------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES:

   Dreyfus BASIC New York Municipal Money Market Fund (the "Fund") is a series of The Dreyfus/Laurel Tax-Free Municipal Funds (the "Trust") which is registered under the Investment Company Act of 1940 ("Act") as a non-diversified open-end management investment company and operates as a series company currently offering seven series including the Fund. The Fund's investment objective is to provide a high level of current income exempt from Federal income taxes and New York State and New York City personal income taxes to the extent consistent with the preservation of capital and the maintenance of liquidity by investing in high quality, short-term municipal securities. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. Premier Mutual Fund Services, Inc. is the distributor of the Fund's shares.

   The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

   (A) PORTFOLIO VALUATION: Investments in securities are valued at amortized cost in accordance with Rule 2a-7 of the Act, which has been determined by the Fund's Board of Trustees to represent the fair value of the Fund's investments.

   It is the Fund's policy to maintain a continuous net asset value per share of $1.00 for the Fund; the Fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the Fund will be able to maintain a stable net asset value per share of $1.00.

   (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Realized gain and loss from securities transactions are recorded on the identified cost basis.
Cost of investments represents amortized cost.

   (c) Concentration of risk: The Fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Fund.

   (D) DISTRIBUTION TO SHAREHOLDERS: It is the policy of the Fund to declare dividends daily from investment income-net; such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue
Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.

   (E) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

  At December 31, 1997, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

DREYFUS BASIC NEW YORK MUNICIPAL MONEY MARKET FUND
------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

NOTE 2--INVESTMENT MANAGEMENT FEE AND OTHER TRANSACTIONS WITH
AFFILIATES:

   INVESTMENT MANAGEMENT FEE: Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the Fund. The Manager also directs the investments of the Fund in accordance with its investment objective, policies and limitations. For these services, the Fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .45% of the value of the Fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the Fund except brokerage fees, taxes, interest, fees and expenses of non-interested Trustees (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the Fund's allocable portion of fees and expenses of the non-interested Trustees (including counsel). Each trustee receives $27,000 per year, $1,000 for each Board meeting attended and $750 for each Audit Committee meeting attended and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional annual fee of $25,000 per year. These fees pertain to the following funds: The Dreyfus/Laurel Funds, Inc., The Dreyfus/Laurel Tax-Free Municipal Funds and The Dreyfus/Laurel Funds Trust. These fees and expenses are allocated to each series based on net assets. Amounts required to be paid directly by the Trust directly to the non-interested Trustees, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Trustees.

NOTE 3--BANK LINE OF CREDIT:

   The Fund participates with other Dreyfus-managed funds in a $100 million line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the Fund at rates which are related to the Federal Funds rate in effect at the time of borrowings.

   The average daily amount of borrowings outstanding during the period ended December 31, 1997 was approximately $41,400, with a related weighted average annualized interest rate of 6.09%.

[LOGO]

DREYFUS BASIC NEW YORK
MUNICIPAL MONEY MARKET FUND
200 Park Avenue
New York, NY 10166

MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

CUSTODIAN
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940

Printed in U.S.A.                        316SA9712

Dreyfus
BASIC
California Municipal
Money Market Fund
Semi-Annual
Report


December 31, 1997

Dreyfus BASIC California Municipal Money Market Fund
--------------------------------------------------------------------------------
Letter to Shareholders

Dear Shareholder:

   We are pleased to report the performance for Dreyfus BASIC California Municipal Money Market Fund for the six months ended December 31, 1997. For the period, your Fund produced an annualized yield of 3.15%, and after taking into account the effect of compounding, the annualized effective yield was 3.20%.* Dividends earned were exempt from Federal and State of California personal income taxes, although some income may be subject to the Federal Alternative Minimum Tax (AMT) for certain shareholders.

ECONOMIC REVIEW

   Inflation seems to have lost its terrors. Not since the oil price collapse in 1986 has it been so restrained. As the economy approached the end of its seventh consecutive year of expansion, inflation seemed to become even more subdued. During the fourth quarter of 1997, the rate of increase in consumer prices fell below the 2% level. Producer prices actually fell at an annual rate of 1.2% over the first 11 months of the year.

   The ongoing fear in the financial markets has been that the Federal Reserve Board's (the "Fed") unremitting fight against inflation could lead to further increases in interest rates. Yet the Federal Open Market Committee (F.O.M.C.), the policy-making arm of the Fed, has raised interest rates just once in over two years, a period roughly coinciding with the latest surge of economic growth. The last increase occurred on March 25, 1997, when the F.O.M.C. increased the Federal Funds rate by a modest one quarter of a percentage point to 5.50%. (The Federal Funds rate is the rate of interest that banks charge one another for overnight loans.) Investor concern about additional monetary restraint centers on the low unemployment rate of just 4.6%, a 24-year low as of the fourth quarter of 1997. In particular, there are fears that wages can rise at a rate that could rekindle inflation. Over the last year, the gain in wages after adjusting for inflation was 2%, the sharpest increase in 20 years.

   Not surprisingly, an almost ideal economic climate--plentiful jobs, low interest rates and dwindling inflation--has put consumers in an optimistic mood. Though holiday retail sales were below expectations, spending in the third quarter grew at the strongest pace in five years. Since consumer spending accounts for two thirds of all economic activity, consumer attitudes are important indicators of future economic conditions. The Conference Board (a business-sponsored research group) reported in December that its Index of Consumer Confidence rose to its highest level since 1969. So far, the serious economic developments in Asia have not had an inhibiting effect on consumer attitudes.

   The Asian financial crisis, while bound to affect the import/export segment of our economy, may also afford the Fed additional flexibility in implementing monetary policy. While the Fed is concerned about the potential resurgence of inflation, lower-priced Asian imports may counteract upward pressure on the rate of U.S. inflation. Moreover, with our economic expansion mature by any historical precedent (it's the second longest peacetime expansion in this century), a slackening in overseas demand for U.S. products, combined with the lower-priced imports, may help contain economic growth without additional monetary tightening by the Fed. Regardless, we believe it is unlikely that the Fed would raise interest rates and further unsettle the international financial markets while Asian countries struggle to stabilize their currencies in relation to the U.S. dollar. Perhaps the biggest uncertainty ahead is the extent to which the Asian turmoil will affect the U.S. economy. We are particularly vigilant for developments abroad that might have either negative or positive consequences for the Fund. The trouble in Asia shows the close and sensitive relationship between our economy and the economies around the globe.

MARKET ENVIRONMENT/PORTFOLIO ACTIVITY

   The California economy has continued to diversify and expand at a pace beyond the national growth rate. For the six-month period ended December 31, 1997, revenues collected were slightly above-budget, creating a small operating * surplus that amounted to 4% of revenues. However, the State still has not addressed its accumulated structural deficit of approximately $2.1 billion. Due to the sizable expenditures for education and public safety and limited revenue generation flexibility, we believe it is unlikely the State will develop any sizable budget surplus in the foreseeable future. Because of these limitations, we expect that the credit quality rating of the State in the foreseeable future will remain stable in the "A" rated range despite the robust economy.

   In general, short-term tax-exempt yields were higher in 1997 than in the previous year. In 1996, the Fed was easing monetary policy and the marketplace was anticipating additional easings. However in March 1997, the Fed tightened monetary policy, which helped keep tax-exempt money market yields high. The industry-average 7-day tax-exempt yield was 3.38% as of December 31, 1997, as published by IBC Financial Data, compared to 3.17% at the end of 1996.

   Throughout 1997, there was strong investor demand for municipal money market securities. High relative yields coupled with increased investor wealth resulted in an increase in tax-exempt money fund assets by nearly 12% from $140 billion in 1996 to almost $160 billion last year.

   Increased supply also contributed to higher yields. New issue supply of tax-exempt money market securities increased by more than 40% to $28 billion and the volume of new synthetic tax-exempt floating-rate securities reached more than $20 billion. The relative yield ratio between tax-exempt and taxable money market securities increased with the One-year Bond Buyer Note Index versus the One-year Treasury Bill above 69% as of the end of 1997. Within the one-year tax-exempt notes sector, yields ranged between 3.50% and 3.95% for the six months ended December 31, 1997, as published by IBC Financial Data. The Fund's average maturity fluctuated within a range of 32-61 days throughout the reporting period and averaged 45 days.

   Included in this report is a series of detailed statements about your Fund's holdings and its financial condition. We hope they are informative. Please know that we appreciate greatly your continued confidence in the Fund and in The Dreyfus Corporation.
                                                     Very truly yours,

                                                     /S/ Angela Deni

                                                     Angela Deni
                                                     Portfolio Manager

January 15,
1998 New York, N.Y.

*Annualized   effective  yield  is  based  upon  dividends  declared  daily  and reinvested monthly.

Dreyfus BASIC California Municipal Money Market Fund
--------------------------------------------------------------------------------
Statement of Investments                           December 31, 1997 (Unaudited)


                                                                                                Principal
Tax Exempt Investments--100.0%                                                                    Amount          Value
------------------------------------------------------------------------------                -----------      -----------
Abag Finance Authority For Non-Profit Corporations, VRDN
   (University of California Project) 4% (LOC; Union Bank of Switzerland) (a,b)               $ 1,000,000      $ 1,000,000
Alameda-Contra Costa School Finance Authority, COP, VRDN
   (Capital Improvements Financing Project):
      3.85%, Series C (LOC; National Westminster Bank) (a,b)...................                 1,400,000        1,400,000
      3.90%, Series A (LOC; Canadian Imperial Bank of Commerce) (a,b)..........                 1,000,000        1,000,000
Alameda County, VRDN:
   Industrial Development Authority, Revenue:
      (Dicon Fiberoptics Inc., Project) 4.25%, Series A (LOC; Wells Fargo Bank) (a,b)           1,500,000        1,500,000
      (Ply Properties Project) 4.25%, Series A (LOC; Wells Fargo Bank) (a,b)...                 1,450,000        1,450,000
      (Tool Family Partnership) 4%, Series A (LOC; Wells Fargo Bank) (a,b).....                 2,250,000        2,250,000
   MFMR, Refunding (Quail)
      3.35%, Series A (LOC; Federal National Mortgage Association) (a,b).......                   200,000          200,000
Anaheim Housing Authority, MFHR, VRDN (Bel Age Project)
   3.40%, Series A (LOC; Federal National Mortgage Association) (a,b)..........                 1,800,000        1,800,000
California Economic Development Finance Authority, IDR, VRDN
   (Volk Enterprises Inc., Project) 3.90% (LOC; Harris Trust and Savings Bank) (a,b)              500,000          500,000
California Educational Facilities Authority, Revenue, VRDN
   (Foundation for Educational Achievement)
   4.15%, Series A (LOC; Banque Nationale de Paris) (a,b)......................                 2,500,000        2,500,000
California Health Facilities Finance Authority, Revenue:
   Refunding (Catholic Health Care West)
      4.50%, Series B, 7/1/98 (Insured; MBIA)..................................                 2,340,000        2,347,523
   VRDN:
      (Catholic Health Care)
         3.90%, Series B (Insured; MBIA and SBPA; Morgan Guaranty Trust Co.) (a)                  300,000          300,000
      (Pooled Loan Program)
         3.50%, Series B (Insured; FGIC) (a)...................................                   200,000          200,000
California Housing Finance Agency, Multi-Family Revenue, Refunding, VRDN
   3.35%, Series C (LOC; Federal National Mortgage Association) (a,b)..........                 1,000,000        1,000,000
California Pollution Control Financing Authority:
   PCR (Chevron USA Inc. Project) 4%, 5/15/98 (LOC; Chevron USA Inc.) (b)......                   700,000          700,373
   VRDN:
      PCR, Refunding (Pacific Gas and Electric):
         3.55%, Series B (LOC; Rabobank Nederland) (a,b).......................                 1,500,000        1,500,000
         4.75%, Series C (LOC; Krediet Bank) (a,b).............................                 1,000,000        1,000,000
      RRR (Burney Forest Products Project) 4.95% (LOC; Fleet Bank) (a,b).......                 1,700,000        1,700,000
California Public Works Board High Technical Facilities, LR, Prerefunded
   (University of California) 8.125%, 2/1/98 (Escrowed in; U.S. Government Securities)          1,500,000        1,535,297
California Statewide Communities Development Authority, Revenue, VRDN:
   COP (John Muir/ Mt. Diablo Health)
      4.85%, (Insured; AMBAC and Liquidity Facility; Rabobank Nederland) (b)...                   300,000          300,000
   MFHR (Sunrise of Moraga)
      4.10%, Series G (LOC; Commerz Bank) (a,b)................................                   755,000          755,000

Dreyfus BASIC California Municipal Money Market Fund
--------------------------------------------------------------------------------
Statement of Investments (continued)                                                            December 31, 1997 (Unaudited)

                                                                                                Principal
Tax Exempt Investments (continued)                                                                Amount           Value
------------------------------------------------------------------------------                ------------     ------------
California Statewide Communities Development Corporation, Revenue, VRDN:
   (Johanson Project)
      3.85%, Series E (LOC; California State Teacher Retirement System) (a,b)..                $   825,000      $   825,000
   (Karcher Property Project) 3.85%, Series C (LOC; Bayerische Vereinsbank) (a,b)                  500,000          500,000
   (Peets Coffee) 3.85% (LOC; California State Teacher Retirement System) (a,b)                    700,000          700,000
   (Tri-Valley Growers) 3.85%, Series F (LOC; ABN-Amro Bank) (a,b).............                    300,000          300,000
Clovis Unified School District, TRAN 4.25%, 6/30/98............................                  2,000,000        2,004,273
Concord, MFMR, VRDN (Crossroads)
   3.35%, Series B (LOC; Federal National Mortgage Association) (a,b)..........                  1,000,000        1,000,000
Conejo Valley Union School District, TRAN 4.25%, 7/2/98........................                  2,000,000        2,004,320
Contra Costa County:
   CP 3.65%, 1/27/98 (Liquidity Facility; Westdeutsche Landesbank).............                    500,000          500,000
   MFMR, Housing Authority, VRDN (Lakeshore)
      3.35%, Series A (LOC; Federal National Mortgage Association) (a,b).......                    925,000          925,000
Eastern Municipal Water District, Water and Sewer Revenue, Refunding, COP, VRDN
   3.85%, Series B (Insured; FGIC and SBPA; Rabobank) (a)......................                    100,000          100,000
Glendale Revenue Reliance Development, VRDN (Public Parking)
   4.125% (LOC; Barclays Bank) (a,b)...........................................                  1,900,000        1,900,000
Hermosa Beach Parking Authority, Refunding, COP, VRDN
   3.40% (LOC; Dresdner Bank) (a,b)............................................                    200,000          200,000
Imperial County, COP, VRDN (Capital Projects)
   3.80% (LOC; Canadian Imperial Bank of Commerce) (a,b).......................                  2,000,000        2,000,000
Kern County, COP, VRDN (Kern Public Facilities Project)
   3.35%, Series C (LOC; Union Bank of Switzerland) (a,b)......................                    600,000          600,000
   3.35%, Series C (LOC; Union Bank of Switzerland) (a,b)......................                    300,000          300,000
Los Angeles, MFHR, VRDN (Masselin Manor)
   3.90% (LOC; Bank of America) (a,b)..........................................                    800,000          800,000
Los Angeles County, Pension Obligation, Refunding, VRDN
   3.35%, Series C (Insured; AMBAC and SBPA; Bank of Nova Scotia) (a)..........                    600,000          600,000
Los Angeles County Community Development Commission, COP, VRDN (Willowbrook Project)
   3.70% (LOC; Wells Fargo Bank) (a,b).........................................                    800,000          800,000
Los Angeles Metropolitan Transportation Authority, Revenue, CP
   3.70%, 2/9/98 (LOC: Bayerische Landesbank, Canadian Imperial Bank of Commerce and
   National Westminster Bank) (b)..............................................                  1,000,000        1,000,000
Los Angeles Regional Airports Improvement Corporation, LR, VRDN
   Los Angeles International:
      (American Airlines):
         5%, Series A (LOC; Wachovia Bank and Trust Co.) (a,b).................                    600,000          600,000
         5%, Series C (LOC; Wachovia Bank and Trust Co.) (a,b).................                    600,000          600,000
         5%, Series D (LOC; Wachovia Bank and Trust Co.) (a,b).................                  1,000,000        1,000,000
         5%, Series E (LOC; Wachovia Bank and Trust Co.) (a,b).................                    400,000          400,000
         5%, Series F (LOC; Wachovia Bank and Trust Co.) (a,b).................                    100,000          100,000
         5%, Series G (LOC; Wachovia Bank and Trust Co.) (a,b).................                  1,000,000        1,000,000
      (LAX-2) 5% (LOC; Societe Generale) (a,b).................................                  2,300,000        2,300,000

Dreyfus BASIC California Municipal Money Market Fund
--------------------------------------------------------------------------------
Statement of Investments (continued)                                                            December 31, 1997 (Unaudited)

                                                                                                 Principal
Tax Exempt Investments (continued)                                                                Amount           Value
------------------------------------------------------------------------------                 -----------     ------------
Los Angeles Union School District, TRAN
   4.50%, Series A, 7/1/98.....................................................                $ 2,000,000      $ 2,006,685
Los Angeles Waste Water System, Revenue, CP
   3.75%, 1/12/98 (LOC: Morgan Guaranty Trust Co. and United Bank of Switzerland) (b)            1,500,000        1,500,000
Metropolitan Water District, CP
   3.75%, Series B, 1/12/98 (Liquidity Facility; Westdeutsche Landesbank)......                  2,000,000        2,000,000
Modesto, MFHR, Refunding, VRDN (Shadowbrook)
   4%, Series A (LOC; Bank of America) (a,b)...................................                  1,000,000        1,000,000
Moorpark, Multi-Family Revenue, VRDN (LeClub Apartments Project)
   3.90%, Series A (LOC; Citibank) (a,b).......................................                  1,500,000        1,500,000
Northern Power Agency, Public Power Revenue, Refunding, VRDN (Geothermal Project # 3)
   3.35%, Series A (Insured; AMBAC and SBPA; Bank of Nova Scotia) (a)..........                  1,000,000        1,000,000
Oakland, EDR, VRDN (Allen Temple Family Life)
   3.85%, Series A (LOC; Wells Fargo Bank) (a,b)...............................                  2,300,000        2,300,000
Orange County, VRDN:
   Apartment Development Revenue:
      (Costa Mesa Partners Development)
         3.55%, Series 85BB (LOC; Chase Manhattan Bank) (a,b)..................                    300,000          300,000
      Refunding (Pointe Niguel Project)
         4.20%, Series C (LOC; Wells Fargo Bank) (a,b).........................                  1,000,000        1,000,000
   COP (Florence Crittendoc Services)
      3.45% (LOC; Swiss Bank Corp.) (a,b)......................................                    700,000          700,000
Otay Water District, COP, VRDN (Capital Project)
   3.45% (LOC; Landesbank Hessen) (a,b)........................................                    800,000          800,000
Palm Springs Community Redevelopment Agency, COP, VRDN (Headquarters Hotel):
   3.85%, Series I (LOC; Citibank) (a,b).......................................                    200,000          200,000
   3.85%, Series II (LOC; Citibank) (a,b)......................................                    300,000          300,000
   3.85%, Series 5 (LOC; Citibank) (a,b).......................................                    300,000          300,000
Pasadena County, COP, VRDN (Rose Bowl Improvements Project)
   3.40%, (LOC; Canadian Imperial Bank of Commerce) (a,b)......................                    100,000          100,000
Riverside County, VRDN:
   COP (Riverside County Public Facility)
      3.35%, Series B (LOC: Commerz Bank and National Westminster Bank) (a,b)..                  1,600,000        1,600,000
   MFHR (Sierra Pines Apartments Project)
      3.85%, Series A (LOC; Swiss Bank Corp.) (a,b)............................                  2,300,000        2,300,000
Sacramento County, MFHR, VRDN (Smoketree)
   3.35%, Series A (LOC; Federal National Mortgage Association) (a,b)..........                    100,000          100,000
San Diego County:
   MFHR, VRDN:
      (Country Hills)
         3.35%, Series A (LOC; Federal National Mortgage Association) (a,b)....                  1,800,000        1,800,000
      (Lusk Mira Mesa Apartments)
         3.85%, Series E (LOC; Swiss Bank Corp.) (a,b).........................                    300,000          300,000

Dreyfus BASIC California Municipal Money Market Fund
--------------------------------------------------------------------------------
Statement of Investments (continued)                                                          December 31, 1997 (Unaudited)
                                                                                                Principal
Tax Exempt Investments (continued)                                                                Amount           Value
-----------------------------------------------------------------------------                 ------------     ------------
San Diego County (continued):
   MFHR, VRDN (continued):
      (Nationwide)
         3.35%, Series A (LOC; Federal National Mortgage Association) (a,b)....                $   100,000      $   100,000
   Regional Transmission Community, Sales Tax Revenue
      5%, Series A, 4/1/98 (Insured; FGIC).....................................                    585,000          586,638
   TRAN 4.50%, 9/30/98 (LOC: Bank of Nova Scotia, Canadian Imperial Bank of Commerce,
      and Commerz Bank) (b)....................................................                  1,500,000        1,507,705
San Francisco City and County Housing Authority, MFHR, VRDN (737 Post Project)
   3.65%, Series D (LOC; Banque Nationale de Paris) (a,b)......................                    200,000          200,000
San Francisco City and County Redevelopment Financing Authority, Revenue, Refunding
   VRDN (Yerba Buena Garden)
   3.90% (LOC: Bank of Tokyo-Mitsubishi adnd National Westminster Bank) (a,b)..                    215,000          215,000
San Francisco City and County Union School District, TRAN 4.50%, 10/30/98......                  2,500,000        2,514,302
San Jose, MFHR, VRDN (Foxchase)
   3.85%, Series B (Insured; FGIC and Liquidity Facility; FGIC) (a)............                    200,000          200,000
San Mateo County Transportation Authority
   4%, Series A, 6/1/98 (Insured; MBIA)........................................                  2,000,000        2,002,371
Santa Clara County Housing Authority, MFHR, VRDN (Foxchase Apartments)
   3.85%, Series E (Insured; FGIC) (a).........................................                    700,000          700,000
Southern California Public Power Authority, Revenue, Refunding, VRDN:
   (Palo Verde Project)
      3.35%, Series C (Insured; AMBAC and SBPA; Morgan Guaranty Trust Co.) (a).                  1,700,000        1,700,000
   (Transmission Project)
      3.35% (Insured; AMBAC and LOC; Barclays Bank) (a,b)......................                    200,000          200,000
State of California:
   CP 3.70%, 2/10/98 (Liquidity Facility: Bayerische Landesbank, Credit Suisse,
      Morgan Guaranty Trust Co. and Westdeutsche Landesbank)...................                  2,000,000        2,000,000
   RAN 4.50%, 6/30/98..........................................................                  3,000,000        3,009,459
   Revenue 11%, 3/1/98.........................................................                  1,500,000        1,516,658
                                                                                                                ------------
TOTAL INVESTMENTS (cost $85,555,604)...........................................                                 $85,555,604
                                                                                                                ===========

Dreyfus BASIC California Municipal Money Market Fund
-------------------------------------------------------------------------------


SUMMARY OF ABBREVIATIONS
-------------------------------------------------------------------------------
AMBAC      American Municipal Bond Assurance Corporation          MFHR       Multi-Family Housing Revenue
COP        Certificate of Participation                           MFMR       Multi-Family Mortgage Revenue
CP         Commercial Paper                                       PCR        Pollution ControlRevenue
EDR        Economic Development Revenue                           RRR        Resources Recovery Revenue
FGIC       Financial Guaranty Insurance Company                   SBPA       Standby Bond Purchase Agreement
IDR        Industrial Development Revenue                         TRAN       Tax and Revenue Anticipation Notes
LOC        Letter of Credit                                       VRDN       Variable Rate Demand Notes
LR         Lease Revenue
MBIA       Municipal Bond Investors Assurance
               Insurance Corporation


SUMMARY OF COMBINED RATINGS (UNAUDITED)
-------------------------------------------------------------------------------
Moody's                        or                 Standard & Poor's                     Percentage of Value
-------                                           -----------------                     -------------------
VMIG1/MIG1, P1 (c)                                SP1+/SP1, A1+/A1 (c)                         92.6%
Aaa/Aa (d)                                        AAA/AA (d)                                    7.4
                                                                                             -------
                                                                                              100.0%
                                                                                             =======

NOTES TO STATEMENT OF INVESTMENTS:
-------------------------------------------------------------------------------
(a) Securities payable on demand. The interest rate, which is subject to change, is based upon bank prime rates or an index of market interest rates.
(b) Secured by letters of credit. At December 31, 1997, 65.2% of the Fund's net assets are backed by letters of credit issued by domestic banks, foreign banks, government agencies and corporations, of which Wells Fargo Bank provided letters of credit to 10.7% of the Fund's net assets.
(c) P1 and A1 are the highest ratings assigned tax exempt commercial paper by Moody's and Standard & Poor's, respectively.
(d) Notes which are not MIG or SP rated are represented by bond ratings of the issuers.








                       See notes to financial statements.

Dreyfus BASIC California Municipal Money Market Fund
-------------------------------------------------------------------------------
Statement of Assets and Liabilities                                                             December 31, 1997 (Unaudited)

                                                                                                   Cost            Value
                                                                                               ------------     ------------
ASSETS:                       Investments in securities--See Statement of Investments           $85,555,604     $85,555,604
                              Cash.............................................                                     418,744
                              Interest receivable..............................                                     673,596
                                                                                                                -----------
                                                                                                                 86,647,944
                                                                                                                -----------

LIABILITIES:                  Due to The Dreyfus Corporation...................                                      41,103
                              Interest payable--Note 3.........................                                       1,104
                                                                                                                -----------
                                                                                                                     42,207
                                                                                                                -----------

NET ASSETS at value, represented by paid-in capital............................                                 $86,605,737
                                                                                                                ===========

SHARES OUTSTANDING
(unlimited number of shares of Beneficial Interest authorized).................                                  86,605,737

NET ASSET VALUE, offering and redemption price per share.......................                                       $1.00
                                                                                                                      =====







                       See notes to financial statements.

Dreyfus BASIC California Municipal Money Market Fund
--------------------------------------------------------------------------------
Statement of Operations                                                           Six Months Ended December 31, 1997 (Unaudited)



INVESTMENT INCOME


INCOME                        Interest Income............................                                       $1,636,397


EXPENSES:                     Management fee--Note 2.....................                   $203,819
                              Interest expense--Note 3...................                      2,516
                                                                                            --------
                                Total Expenses...........................                                          206,335
                                                                                                                ----------



INVESTMENT INCOME--NET...................................................                                        1,430,062



NET REALIZED GAIN (LOSS) ON INVESTMENTS--Note 1(b).......................                                           43,000
                                                                                                                ----------



NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.....................                                       $1,473,062
                                                                                                                ==========





                       See notes to financial statements.

Dreyfus BASIC California Municipal Money Market Fund
--------------------------------------------------------------------------------
Statement of Changes in Net Assets

                                                                                             Six Months Ended
                                                                                             December 31, 1997    Year Ended
                                                                                               (Unaudited)       June 30, 1997
                                                                                            ------------------   --------------
OPERATIONS
   Investment income--net.................................................                     $  1,430,062       $   1,848,296
   Net realized gain (loss) on investments................................                           43,000             (36,397)
                                                                                               ------------       -------------

      Net Increase (Decrease) in Net Assets Resulting from Operations.....                        1,473,062           1,811,899
                                                                                               ------------       -------------

DIVIDENDS TO SHAREHOLDERS FROM:
   Investment income--net.................................................                       (1,430,062)         (1,848,296)
   Net realized gain (loss) on investments................................                           (6,603)             (3,500)
                                                                                               ------------       -------------

         Total Dividends..................................................                       (1,436,665)         (1,851,796)
                                                                                               ------------       -------------

BENEFICIAL INTEREST TRANSACTIONS ($1.00 per share):
   Net proceeds from shares sold..........................................                       81,999,761         189,667,243
   Dividends reinvested...................................................                        1,064,093           1,332,586
   Cost of shares redeemed................................................                      (77,074,998)       (147,107,129)
                                                                                               ------------       -------------

      Increase (Decrease) in Net Assets from Beneficial Interest Transactions                     5,988,856          43,892,700
                                                                                               ------------       -------------

         Total Increase (Decrease) in Net Assets..........................                        6,025,253          43,852,803

NET ASSETS:
   Beginning of Period....................................................                       80,580,484          36,727,681
                                                                                               ------------       -------------
   End of Period..........................................................                     $ 86,605,737       $  80,580,484
                                                                                               ============       =============



                       See notes to financial statements.

Dreyfus BASIC California Municipal Money Market Fund
--------------------------------------------------------------------------------
Financial Highlights

   Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                      Six Months                                                          Year Ended
                                         Ended             Year Ended June 30,     Period Ended           November 30,
                                   December 31, 1997    ------------------------      June 30,       -----------------------
PER SHARE DATA:                       (Unaudited)       1997    1996(1)  1995(2)     1994(3)(4)      1993(3)(5)   1992(3)(5)
                                   -----------------    ------------------------   ------------      -----------------------
   Net asset value, beginning
      of period..................         $1.00         $1.00    $1.00    $1.00         $1.00          $1.00       $1.00
                                          -----         -----    -----    -----         -----          -----       -----
   Investment Operations:
   Investment income--net........          .016          .031     .031     .031          .012           .023        .031
                                          -----         -----    -----    -----         -----          -----       -----
   Distributions:
   Dividends from investment
      income-net.................         (.016)        (.031)   (.031)   (.031)        (.012)         (.023)      (.031)
                                          -----         -----    -----    -----         -----          -----       -----
   Net asset value, end of period         $1.00         $1.00    $1.00    $1.00         $1.00          $1.00       $1.00
                                          =====         =====    =====    =====         =====          =====       =====
TOTAL INVESTMENT RETURN..........          3.19%(6)      3.11%    3.19%    3.10%         1.25%          2.41%       3.10%
RATIOS/SUPPLEMENTAL DATA:
   Ratio of expenses to average
      net assets.................           .46%(6)       .42%     .44%     .60%          .47%(6)        .32%        .32%
   Ratio of net investment income
      to average net assets......          3.16%(6)      3.09%    3.36%    3.07%         2.11%(6)       2.40%       3.03%
   Decrease reflected in above
      expense ratios due to
      undertakings by the Manager             --          .03%     .07%      --           .38%(6)        .76%        .51%
   Net Assets, end of period
      (000's Omitted)............        $86,606      $80,580  $36,728  $15,538        $17,170       $15,490     $26,987



-------------
(1) Effective November 21, 1995, the Fund converted to a single Class Fund, with the existing Class R shares converted into Investor shares.
(2) Effective October 17, 1994, The Dreyfus Corporation began serving as the Fund's investment manager.
(3) On February 1, 1993 existing shares of the Fund were designated the Retail Class and the Fund began offering the Institutional Class and Investment Class of shares. Effective April 4, 1994 the Retail and Institutional Classes were reclassified as a single class of shares known as Investor shares. The Financial Highlights for the year ended June 30, 1995 are based upon an Investor share outstanding. The amounts shown for the period ended June 30, 1994 were calculated using the performance of a Retail share outstanding from December 1, 1993 to April 3, 1994, and the performance of an Investor share outstanding from April 4, 1994 to June 30, 1994. The Financial Highlights for the year ended November 30, 1993 and prior periods are based upon a Retail share outstanding.
(4) The Fund changed its fiscal year end to June 30. Prior to this, the Fund's fiscal year end was November 30. Prior to April 4, 1994, The Boston Company Advisors, Inc. served as the Fund's investment adviser. From April 4, 1994 through October 16, 1994, Mellon Bank, N.A., served as the Fund's investment adviser.
(5) The per share amounts have been calculated using the monthly average shares method, which more appropriately presents per share data for this period since use of the undistributed net investment income method did not accord with results of operations.
(6) Annualized.


                       See notes to financial statements.

Dreyfus BASIC California Municipal Money Market Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENT (UNEDITED)

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

   Dreyfus BASIC California Municipal Money Market Fund (the "Fund") is a series of the Dreyfus/Laurel Tax-Free Municipal Funds (the "Trust") which is registered under the Investment Company Act of 1940 ("Act") as a non-diversified open-end management investment company and operates as a series company currently offering seven series including the Fund. The Fund's investment objective is to provide a high level of current income exempt from Federal and State of California personal income taxes to the extent consistent with the preservation of capital and the maintenance of liquidity by investing in high quality, short-term municipal securities. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. Premier Mutual Fund Services, Inc. is the distributor of the Fund's shares.

   The Fund's  financial  statements  are prepared in accordance  with generally
accepted  accounting   principles  which  may  require  the  use  of  management
estimates. Actual results could differ from those estimates.

   (a) Portfolio valuation: Investments in securities are valued at amortized cost in accordance with Rule 2a-7 of the Act, which has been determined by the Fund's Board of Trustees to represent the fair value of the Fund's investments.

   It is the Fund's policy to maintain a continuous net asset value per share of $1.00 for the Fund; the Fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the Fund will be able to maintain a stable net asset value per share of $1.00.

   (b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Realized gain and loss from securities transactions are recorded on the identified cost basis.
Cost of investments represents amortized cost.

   (c) Concentration of risk: The Fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Fund.

   (d) Distributions to shareholders: It is the policy of the Fund to declare dividends daily from investment income-net; such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.

   (e) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

   At December 31, 1997, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

Dreyfus BASIC California Municipal Money Market Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

NOTE 2--INVESTMENT MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:

   Investment management fee: Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the Fund. The Manager also directs the investments of the Fund in accordance with its investment objective, policies and limitations. For these services, the Fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .45% of the value of the Fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the Fund except brokerage fees, taxes, interest, fees and expenses of non-interested Trustees (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the Fund's allocable portion of fees and expenses of the non-interested Trustees (including counsel). Each trustee receives $27,000 per year, $1,000 for each Board meeting attended and $750 for each Audit Committee meeting attended and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional annual fee of $25,000 per year. These fees pertain to the following funds: The Dreyfus/Laurel Funds, Inc., The Dreyfus/Laurel Tax-Free Municipal Funds, and The Dreyfus/Laurel Funds Trust. These fees and expenses are allocated to each series based on net assets. Amounts required to be paid by the Trust directly to the non-interested Trustees, that would be applied to offset a portion of the management fee payable to the Manager are in fact paid directly by the Manager to the non-interested Trustees.

NOTE 3--BANK LINE OF CREDIT:

   The Fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing or redemptions. Interest is charged to the Fund at rates which are related to the Federal Funds rate in effect at the time of borrowings.

   The average daily amount of borrowings outstanding during the period ended December 31, 1997 was approximately $61,100, with a related weighted average annualized interest rate of 6.14%.

Dreyfus
BASIC California
Municipal Money Market Fund
200 Park Avenue
New York, NY 10166

Manager
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940




Printed in U.S.A.                307SA9712

Dreyfus
BASIC Massachusetts
Municipal
Money Market Fund
Semi-Annual
Report

December 31, 1997

Dreyfus BASIC Massachusetts Municipal Money Market Fund
--------------------------------------------------------------------------------
Letter to Shareholders

Dear Shareholder:

   We are pleased to report the performance for Dreyfus BASIC Massachusetts Municipal Money Market Fund for the six months ended December 31, 1997. For the period, your Fund produced an annualized yield of 3.15%, and after taking into account the effect of compounding, the annualized effective yield was 3.20%.* Dividends earned were exempt from Federal and Commonwealth of Massachusetts personal income taxes, although some income may be subject to the Federal Alternative Minimum Tax (AMT) for certain shareholders. Economic Review

   Inflation seems to have lost its terrors. Not since the oil price collapse in 1986 has it been so restrained. As the economy approached the end of its seventh consecutive year of expansion, inflation seemed to become even more subdued. During the fourth quarter of 1997, the rate of increase in consumer prices fell below the 2% level. Producer prices actually fell at an annual rate of 1.2% over the first 11 months of the year.

   The ongoing fear in the financial markets has been that the Federal Reserve Board's (the "Fed") unremitting fight against inflation could lead to further increases in interest rates. Yet the Federal Open Market Committee (F.O.M.C.), the policy-making arm of the Fed, has raised interest rates just once in over two years, a period roughly coinciding with the latest surge of economic growth. The last increase occurred on March 25, 1997, when the F.O.M.C. increased the Federal Funds rate by a modest one quarter of a percentage point to 5.50%. (The Federal Funds rate is the rate of interest that banks charge one another for overnight loans.) Investor concern about additional monetary restraint centers on the low unemployment rate of just 4.6%, a 24-year low as of the fourth quarter of 1997. In particular, there are fears that wages can rise at a rate that could rekindle inflation. Over the last year, the gain in wages after adjusting for inflation was 2%, the sharpest increase in 20 years.

   Not surprisingly, an almost ideal economic climate--plentiful jobs, low interest rates and dwindling inflation--has put consumers in an optimistic mood. Though holiday retail sales were below expectations, spending in the third quarter grew at the strongest pace in five years. Since consumer spending accounts for two thirds of all economic activity, consumer attitudes are important indicators of future economic conditions. The Conference Board (a business-sponsored research group) reported in December that its Index of Consumer Confidence rose to its highest level since 1969. So far, the serious economic developments in Asia have not had an inhibiting effect on consumer attitudes.

   The Asian financial crisis, while bound to affect the import/export segment of our economy, may also afford the Fed additional flexibility in implementing monetary policy. While the Fed is concerned about the potential resurgence of inflation, lower-priced Asian imports may counteract upward pressure on the rate of U.S. inflation. Moreover, with our economic expansion mature by any historical precedent (it's the second longest peacetime expansion in this century), a slackening in overseas demand for U.S. products, combined with the lower-priced imports, may help contain economic growth without additional monetary tightening by the Fed. Regardless, it is unlikely that the Fed would raise interest rates and further unsettle the international financial markets while Asian countries struggle to stabilize their currencies in relation to the U.S. dollar. Perhaps the biggest uncertainty ahead is the extent to which the Asian turmoil will affect the U.S. economy. We are particularly vigilant for developments abroad that might have either negative or positive consequences for the Fund. The trouble in Asia shows the close and sensitive relationship between our economy and the economies around the globe.

Market Environment/Portfolio Activity

   Strong economic growth and sound financial management resulted in credit upgrades from A to A+ of the Commonwealth of Massachusetts General Obligation credit rating by both Standard & Poor's and Fitch. Economic growth has been led by construction, business services and financial companies. Wealth and income levels in the Commonwealth remained very strong, and unemployment is low. Fiscal-year 1998 marks the 7th annual consecutive general fund surplus. The Commonwealth has made progress on reducing its unfunded pension liability, which it will now fund over 20 years instead of 30 years. Higher credit ratings are precluded by high debt levels, continuing uncertainty involving federal funding for the $10.8 billion Central Artery/Tunnel Project, and a grassroots appeal to end tolls on the western portions of the Massachusetts Turnpike. These fiscal questions aside, we believe the fundamentals remain strong and the outlook is stable.

   In general, short-term tax-exempt yields were higher in 1997 than in the previous year. In 1996, the Fed was easing monetary policy and the marketplace was anticipating additional easings. However, in March 1997, the Fed tightened monetary policy, which helped keep tax-exempt money market yields high. The industry-average 7-day tax-exempt yield was 3.38% as of December 31, 1997, as published by IBC Financial Data, compared to 3.17% at the end of 1996.

   Throughout 1997, there was strong investor demand for municipal money market securities. High relative yields coupled with increased investor wealth resulted in an increase in tax-exempt money fund assets by nearly 12% from $140 billion to near $160 billion during 1997.

   Increased supply also contributed to higher yields. New issue supply of tax-exempt money market securities increased by more than 40% to $28 billion and the volume of new synthetic tax-exempt floating-rate securities reached more than $20 billion. The relative yield ratio between tax-exempt and taxable money market securities increased with the One-year Bond Buyer Note Index versus the One-year Treasury Bill above 69% as of the end of 1997. Within the one-year tax-exempt notes sector, yields ranged between 3.50% and 3.95% for the six months ended December 31, 1997, as published by IBC Financial Data. The Fund's average maturity fluctuated within a range of 34 to 63 days throughout the reporting period and averaged 53 days.

   Included in this report is a series of detailed statements about your Fund's holdings and its financial condition. We hope they are informative. Please know that we appreciate greatly your continued confidence in the Fund and in The Dreyfus Corporation.
                                                     Very truly yours,

                                                     /s/ Angela Deni

                                                     Angela Deni
                                                     Portfolio Manager
January 15, 1998
New York, N.Y.

* Annualized effective yield is based upon dividends declared daily and reinvested monthly.

Dreyfus BASIC Massachusetts Municipal Money Market Fund
--------------------------------------------------------------------------------
Statement of Investments                                                                    December 31, 1997 (Unaudited)

                                                                                              Principal
Tax Exempt Investments--100.0%                                                                 Amount            Value
-------------------------------------------------------------------------------            ---------------   -------------
Massachusetts--98.4%

City of Boston, Revenue:
   4%, Series A, 9/1/98 (Insured; FSA).........................................             $  500,000        $    500,632
   5%, Series A, 11/1/98 (Insured; FGIC).......................................              1,000,000           1,010,094
Boston Water and Sewer Commission, Revenue, VRDN
   3.90%, Series A (LOC; State Street Bank and Trust Co.) (a,b)................              1,000,000           1,000,000
Town of Brockton, Municipal Purpose Loan Revenue 5%, 9/15/98 (Insured; FSA)....                520,000             523,902
Town of Brookline, Revenue 6%, 6/15/98.........................................                700,000             706,670
Town of Concord, GO Notes 5.25%, Series 97, 5/15/98............................                240,000             241,111
Town of Easton, Revenue 6%, 6/1/98 (Insured; MBIA).............................                400,000             403,165
Town of Holbrook, Revenue 6.25%, 5/15/98 (Insured; FSA)........................                365,000             367,925
Town of Holyoke, Refunding:
   PCR, VRDN (Holyoke Water Power Project) 3.90% (LOC; Union Bank of Switzerland) (a,b)        660,000             660,000
   Revenue 5%, 8/1/98 (Insured; FSA)...........................................                515,000             518,639
Town of Mashpee, Municipal Purpose Loan Revenue 3.60% 2/1/98 (Insured; MBIA)...              1,000,000           1,000,743
Commonwealth of Massachusetts:
   Revenue, Refunding:
      (Consolated Loan):
        4.10%, Series A, 2/1/98 (Insured; FGIC)................................                500,000             501,358
        4.10%, Series A, 2/1/98................................................                800,000             800,264
      VRDN 4.05%, Series B (a).................................................              5,000,000           5,000,000
Massachusetts Bay Transportation Authority:
   CP:
      3.75%, Series C, 2/11/98 (LOC; West Deutsche Landesbank) (b).............              1,000,000           1,000,000
      3.75%, Series C, 3/6/98 (LOC; West Deutsche Landesbank) (b)..............              4,000,000           4,000,000
   Notes 4.25%, Series A, 2/27/98..............................................              1,000,000           1,000,965
   Revenue (General Transportation System)
      3.75%, Series 84A, 3/1/98 (LOC; State Street Bank and Trust Co.) (b).....              1,575,000           1,575,000
Massachusetts Health and Educational Facilities Authority, Revenue:
   (Saint Elizabeth's Hospital of Boston) 6%, Series C, 2/15/98) (Insured; FSA)                640,000             641,748
   Refunding (Lowell General Hospital) 4%, Series B, 6/1/98 (Insured; FSA).....                650,000             650,382
   CP:
      (Boston University) 3.80%, Series H, 1/21/98 (LOC; Landesbank Hessen) (b)              2,000,000           2,000,000
      (Harvard University) 3.70%, Series L, 3/9/98 (Guaranteed by; Harvard University)       1,690,000           1,690,000
   Prerefunded (Lahey Medical Clinic)
      7.625%, Series A, 7/1/98 (Escrowed in; U.S. Government Securities and Insured; MBIA)   1,000,000           1,038,150


Dreyfus BASIC Massachusetts Municipal Money Market Fund
--------------------------------------------------------------------------------
Statement of Investments (continued)                                                         December 31, 1997 (Unaudited)

                                                                                              Principal
Tax Exempt Investments (continued)                                                             Amount            Value
-------------------------------------------------------------------------------            ---------------   -------------
Massachusetts (continued)

Massachusetts Health and Educational Facilities Authority, Revenue (continued):
   VRDN:
      (Capital Asset Program):
        3.45%, Series G-1 (Insured; MBIA and SBPA; Credit Suisse) (a)..........             $2,000,000        $  2,000,000
        3.85%, Series A (LOC; First National Bank of Chicago) (a,b)............                900,000             900,000
        4.80%, Series B (Insured; MBIA and SBPA; Credit Suisse) (a)............              1,600,000           1,600,000
        5%, Series D (Insured; MBIA and SBPA; Credit Suisse) (a)...............              9,400,000           9,400,000
        5%, Series E (LOC; First Chicago Corp.) (a,b)..........................              8,500,000           8,500,000
      (Falmouth Assistance For Living) 3.95%, Series A (LOC; Bank of Boston) (a,b)             900,000             900,000
      (Harvard University) 3.80%, Series I (Guaranteed by; Harvard University) (a)           5,415,000           5,415,000
      (Massachusetts Institute of Technology)
        3.45%, Series G (Guaranteed by; Massachusetts Institute of Technology) (a)           7,100,000           7,100,000
      (Newton-Wellesley Hospital)
        3.50%, Series F (Insured; MBIA and SBPA; Credit Suisse) (a)............              3,000,000           3,000,000
      (Partners Healthcare Systems) 3.50%, Series P-2
        (BPA: Bayerische Landesbank and Morgan Guaranty Trust Co. and Insured; FSA) (a)      6,700,000           6,700,000
      (Wellesley College) 3.50%, Series B (Guaranteed by; Wellesley College) (a)             3,115,000           3,115,000
      (Williams College) 3.60%, Series E (Guaranteed by; Williams College) (a).              3,095,000           3,095,000
Massachusetts Industrial Finance Agency:
   Industrial Revenue, VRDN:
      (General Signal Corp.) 3.95% (LOC; Wachovia Bank and Trust Co.) (a,b)....                500,000             500,000
      Refunding:
        (Cabot Newburyport Limited) 3.95% (LOC; Bank of Boston) (a,b)..........              1,315,000           1,315,000
        (First Healthcare Corp.) 4.20%, Series B (LOC; Wachovia Bank and Trust Co.)          2,690,000           2,690,000
        (Quamco Inc.):
          3.45%, Series A (LOC; Bank of Nova Scotia) (a,b).....................              2,700,000           2,700,000
          3.45%, Series B (LOC; Bank of Nova Scotia) (a,b).....................                880,000             880,000
   PCR, VRDN, Refunding (Holyoke Water Power Co.)
      3.90%, Series A (LOC; Canadian Imperial Bank of Commerce) (a,b)..........                660,000             660,000
   Prerefunded (Framingham Union Hospital)
      8.625%, Series A, 7/1/98 (Escrowed in; U.S. Government Securities).......              1,000,000           1,040,196
   Revenue (New England College) 3.85%, 10/1/98 (LOC; State Street Bank and Trust) (a,b)     2,500,000           2,500,000
      VRDN:
        (Eastern Nazarene College) 3.55% (LOC; State Street Bank and Trust Co.) (a,b)        1,000,000           1,000,000
        (Goddard House) 3.95% (LOC; Fleet Bank) (a,b)..........................              6,060,000           6,060,000
        (Gordon College) 3.75% (LOC; State Street Bank and Trust Co.) (a,b)....              4,000,000           4,000,000
        (Groton School Project) 3.55% (LOC; State Street Bank and Trust Co.) (a,b)           2,000,000           2,000,000

Dreyfus BASIC Massachusetts Municipal Money Market Fund
--------------------------------------------------------------------------------
Statement of Investments (continued)                                                       December 31, 1997 (Unaudited)

                                                                                              Principal
Tax Exempt Investments (continued)                                                             Amount            Value
-------------------------------------------------------------------------------            ---------------   -------------
Massachusetts (continued)

Massachusetts Industrial Finance Agency (continued):
      VRDN:
        (Heritage At Dartmouth) 4.05% (LOC; Bank of Boston) (a,b)..............             $1,500,000        $  1,500,000
        (Milton Academy) 3.90% (Liquidity; Fleet Bank and Insured; MBIA) (a)...              2,000,000           2,000,000
        Refunding (Showa Womens Institute) 4.95% (LOC; Bank of America) (a,b)..              9,900,000           9,900,000
        (Society for the Prevention of Cruelty) 4.05% (LOC; Fleet Bank) (a,b)..              1,000,000           1,000,000
   RRR, Refunding, VRDN (Ogden Haverhill Project):
      3.50%, Series A (LOC; Union Bank of Switzerland) (a,b)...................              1,695,000           1,695,000
      3.55%, Series B (LOC; Union Bank of Switzerland) (a,b)...................              5,000,000           5,000,000
Massachusetts Municipal Wholesale Electric Company, Power Supply Systems Revenue,
   3.50%, Series C (BPA; Credit Suisse and Insured; MBIA)......................              2,000,000           2,000,000
Massachusetts Port Authority, Revenue:
   CP 3.75%, Series B, 2/2/98 (LOC; Canadian Imperial Bank of Commerce) (b)....              5,000,000           5,000,000
   VRDN, Refunding 4.75%, Series A (LOC; Landesbank Hessen) (a,b)..............              2,350,000           2,350,000
Massachusetts Water Resource Authority:
   CP:
      3.75%, 1/21/98 (LOC; Morgan Guaranty Trust Co.) (b)......................              3,500,000           3,500,000
      3.60%, 2/2/98 (LOC; Morgan Guaranty Trust Co.) (b).......................              3,000,000           3,000,000
   VRDN 3.45%, Series A (Insured; AMBAC and SBPA; Bank of Nova Scotia) (a).....              8,600,000           8,600,000
Mendon Upton Regional School District, Revenue 7%, 6/1/98 (Insured; FGIC)......                691,000             699,604
Town of Natick:
   BAN 3.75%, 2/27/98..........................................................              1,000,000           1,000,330
   Revenue 6.25%, 5/15/98......................................................                905,000             912,648
Town of Newton:
   BAN 4%, 3/25/98.............................................................              1,000,000           1,000,429
   Municipal Purpose Loan Revenue 6.25%, 3/1/98................................                610,000             612,547
Town of Northampton, Revenue 4.50%, 5/15/98....................................                385,000             385,824
Town of Quincy, Revenue 5.80%, 5/1/98 (Insured; FSA)...........................                500,000             502,998
Town of Reading, BAN 4.25%, 7/10/98............................................              1,217,000           1,219,137
Town of Somerville, Revenue 7%, 2/15/98 (Insured; FSA).........................                623,000             625,519
Town of Westborough, Revenue 6.125%, 5/15/98...................................                545,000             549,126
Town of Westfield, BAN 3.95%, 3/26/98..........................................                400,000             400,132
Town of Weston, BAN 3.75%, 3/4/98..............................................                900,000             900,000
Town of Westwood, Revenue 5.40%, 10/1/98.......................................                440,000             445,110
Town of Worchester, Municipal Purpose Loan Revenue 5%, 8/1/98..................              2,430,000           2,445,031

U.S. Related--1.6%
Commonwealth of Puerto Rico Aqueduct and Sewer Authority, Revenue, Prerefunded
   7.875%, Series A, 7/1/98 (Escrowed in; U.S. Government Securities)..........              2,450,000           2,546,547
                                                                                                              ------------
TOTAL INVESTMENTS (cost $163,690,926)..........................................                               $163,690,926
                                                                                                              ============

Dreyfus BASIC Massachusetts Municipal Money Market Fund
--------------------------------------------------------------------------------


Summary of Abbreviations
--------------------------------------------------------------------------------
AMBAC      American Municipal Bond Assurance Corporation    LOC        Letter of Credit
BAN        Bond Anticipation Notes                          MBIA       Municipal Bond Investors Assurance
BPA        Bond Purchase Agreement                                        Insurance Corporation
CP         Commercial Paper                                 PCR        Pollution Control Revenue
GO         General Obligation                               RRR        Resources Recovery Revenue
FGIC       Financial Guaranty Insurance Company             SBPA       Standby Bond Purchase Agreement
FSA        Financial Security Assurance                     VRDN       Variable Rate Demand Notes



Summary of Combined Ratings (Unaudited)
--------------------------------------------------------------------------------
Fitch (c)          or          Moody's           or           Standard & Poor's         Percentage of Value
------                         -------                        ----------------           -----------------
F1+/F1                         VMIG1/MIG1, P1 (d)             SP1+/SP1, A1+/A1 (d)               83.8%
F2                             VMIG2/MIG2, P2                 SP2, A2                              .6
AAA/AA (e)                     Aaa/Aa (e)                     AAA/AA (e)                         13.2
Not Rated (f)                  Not Rated (f)                  Not Rated (f)                       2.4
                                                                                                ------
                                                                                                100.0%
                                                                                                ======

Notes to Statement of Investments:
--------------------------------------------------------------------------------
(a) Securities payable on demand. The interest rate, which is subject to change, is based upon bank prime rates or an index of market interest rates.
(b) Secured by letters of credit. At December 31, 1997, 46.9% of the Fund's net assets are backed by letters of credit issued by domestic banks and foreign banks.
(c) Fitch currently provides creditworthiness information for a limited number of investments.
(d) P1 and A1 are the highest ratings assigned tax exempt commercial paper by Moody's and Standard & Poor's, respectively.
(e) Notes which are not F, MIG or SP rated are represented by bond ratings of the issuers.
(f) Securities which, while not rated by Fitch, Moody's and Standard & Poor's have been determined by the Manager to be of comparable quality to those rated securities in which the Fund may invest.




                       See notes to financial statements.

Dreyfus BASIC Massachusetts Municipal Money Market Fund
--------------------------------------------------------------------------------
Statement of Assets and Liabilities                                                             December 31, 1997 (Unaudited)


                                                                                                    Cost            Value
                                                                                               --------------   --------------
ASSETS:                       Investments in securities--See Statement of Investments          $163,690,926     $163,690,926
                              Cash.............................................                                    1,352,441
                              Interest receivable..............................                                    1,042,906
                                                                                                                ------------
                                                                                                                 166,086,273
                                                                                                                ------------

LIABILITIES:                  Due to The Dreyfus Corporation and affiliates....                                       65,089
                              Interest payable--Note 3.........................                                          617
                                                                                                                ------------
                                                                                                                      65,706
                                                                                                                ------------

NET ASSETS.....................................................................                                 $166,020,567
                                                                                                                ============

REPRESENTED BY:               Paid-in capital..................................                                 $166,075,670
                              Accumulated net realized gain (loss) on investments                                    (55,103)
                                                                                                                ------------
NET ASSETS.....................................................................                                 $166,020,567
                                                                                                                ============

SHARES OUTSTANDING
(unlimited number of shares of Beneficial Interest authorized).................                                  166,029,742

NET ASSET VALUE, offering and redemption price per share.......................                                        $1.00
                                                                                                                       =====


Statement of Operations           Six Months Ended December 31, 1997 (Unaudited)


INVESTMENT INCOME
INCOME                        Interest Income.............................                                     $2,164,788
EXPENSES:                     Management fee--Note 2......................                  $258,428
                              Legal fees--Note 4..........................                    24,307
                              Interest expense--Note 3....................                       784
                                                                                            --------
                                Total Expenses............................                                        283,519
                                                                                                               ----------
INVESTMENT INCOME--NET....................................................                                      1,881,269
NET REALIZED GAIN (LOSS) ON INVESTMENTS--Note 1(b)........................                                         43,876
                                                                                                               ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS......................                                     $1,925,145
                                                                                                               ==========



                       See notes to financial statements.

Dreyfus BASIC Massachusetts Municipal Money Market Fund
--------------------------------------------------------------------------------
Statement of Changes in Net Assets


                                                                                             Six Months Ended
                                                                                             December 31, 1997    Year Ended
                                                                                                (Unaudited)      June 30, 1997
                                                                                             -----------------   -------------
OPERATIONS:
   Investment income--net.................................................                   $  1,881,269        $ 2,597,779
   Net realized gain (loss) on investments................................                         43,876              3,415
                                                                                             ------------        -----------

      Net Increase (Decrease) in Net Assets Resulting from Operations.....                      1,925,145          2,601,194
                                                                                             ------------        -----------

DIVIDENDS TO SHAREHOLDERS FROM:
   Investment income--net.................................................                     (1,881,269)        (2,597,779)
                                                                                             ------------        -----------

BENEFICIAL INTEREST TRANSACTIONS ($1.00 per share):
   Net proceeds from shares sold..........................................                    179,642,937        227,213,640
   Dividends reinvested...................................................                        685,114            965,646
   Cost of shares redeemed................................................                   (104,615,765)      (190,235,596)
                                                                                             ------------        -----------
      Increase (Decrease) in Net Assets from Beneficial Interest Transactions                  75,712,286         37,943,690
                                                                                             ------------        -----------
         Total Increase (Decrease) in Net Assets..........................                     75,756,162         37,947,105

NET ASSETS:
   Beginning of Period....................................................                     90,264,405         52,317,300
                                                                                             ------------        -----------
   End of Period..........................................................                   $166,020,567        $90,264,405
                                                                                             ============        ===========





                       See notes to financial statements.

Dreyfus BASIC Massachusetts Municipal Money Market Fund
--------------------------------------------------------------------------------
Financial Highlights

   Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.


                                          Six Months Ended             Year Ended June 30,           Period Ended
                                          December 31, 1997  ----------------------------------------   June 30,
PER SHARE DATA:                              (Unaudited)      1997      1996(1)    1995(2)   1994(3,4)   1993(3)
                                          -----------------  -------    -------    -------    -------  -----------
   Net asset value, beginning of period..       $1.00         $1.00      $1.00      $1.00      $1.00    $1.00
                                                -----         -----      -----      -----      -----    -----
   Investment Operations:
   Investment income--net................        .016          .031       .033       .032       .019(5)  .007(5)
                                                -----         -----      -----      -----      -----    -----
   Distributions:
   Dividends from investment income--net.       (.016)        (.031)     (.033)     (.032)     (.019)   (.007)
                                                -----         -----      -----      -----      -----    -----
   Net asset value, end of period........       $1.00         $1.00      $1.00      $1.00      $1.00    $1.00
                                                -----         -----      -----      -----      -----    -----
                                                -----         -----      -----      -----      -----    -----
TOTAL INVESTMENT RETURN..................        3.25%(6)      3.12%      3.31%      3.25%      1.97%     .73%

RATIOS/SUPPLEMENTAL DATA:
   Ratio of expenses to average net assets        .49%(6)       .37%       .35%       .35%       .56%(7)  .57%(6,7)
   Ratio of net investment income
      to average net assets..............        3.28%(6)      3.09%      3.24%      3.19%      1.94%    1.78%(6)
   Decrease reflected in above expense ratios
      due to undertakings by the Manager           --           .09%       .02%       --         --       --
   Net Assets, end of period (000's Omitted) $166,021       $90,264    $52,317    $25,485    $19,830  $19,645

-------------------
(1) Effective May 8, 1996, the Fund's Investor class became shares of Dreyfus Massachusetts Municipal Money Market Fund and Class R designates were eliminated and the Fund became a single class Fund.
(2) Effective October 17, 1994, The Dreyfus Corporation began serving as the Fund's investment manager.
(3) The Fund commenced selling Investment Class shares on February 1, 1993. Effective April 4, 1994 the Investment Class was reclassified as the Trust shares. Effective October 17, 1994 Trust shares were redesignated as Class R shares. The above is based upon an Investment Class share outstanding from February 1, 1993 to April 3, 1994 and a Trust share outstanding from April 4, 1994 to October 16, 1994.
(4) Prior to April 4, 1994, The Boston Company Advisors, Inc. served as the Fund's investment adviser. From April 4, 1994 through October 16, 1994, Mellon Bank, N.A. served as the Fund's investment manager.
(5) Net investment income per share before waiver of fees and/or reimbursement of expenses by the investment adviser and/or custodian and/or transfer agent for the year ended June 30, 1994 and period ended June 30, 1993 were $.019 and $.007, respectively.
(6) Annualized.
(7) Annualized expense ratios before voluntary waiver of fees and/or reimbursement of expenses by the investment adviser and/or custodian and/or transfer agent for the year ended June 30, 1994 and period ended June 30, 1993 were .64% and .62% respectively.



                       See notes to financial statements.

Dreyfus BASIC Massachusetts Municipal Money Market Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

   Dreyfus BASIC Massachusetts Municipal Money Market Fund (the "Fund") is a series of The Dreyfus/Laurel Tax-Free Municipal Funds (the "Trust") which is registered under the Investment Company Act of 1940 ("Act") as a non-diversified open-end management investment company and operates as a series company currently offering seven series including the Fund. The Fund's investment objective is to provide a high level of current income exempt from Federal income taxes and Massachusetts personal income taxes to the extent consistent with the preservation of capital and the maintenance of liquidity by investing in high quality, short-term municipal securities. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. Premier Mutual Fund Services, Inc. is the distributor of the Fund's shares.

   The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

   (a) Portfolio valuation: Investments in securities are valued at amortized cost in accordance with Rule 2a-7 of the Act, which has been determined by the Fund's Board of Trustees to represent the fair value of the Fund's investments.

   It is the Fund's policy to maintain a continuous net asset value per share of $1.00 for the Fund; the Fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the Fund will be able to maintain a stable net asset value per share of $1.00.

   (b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Realized gain and loss from securities transactions are recorded on the identified cost basis.
Cost of investments represents amortized cost.

   (c) Concentration of risk: The Fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the commonwealth and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Fund.

   (d) Distributions to shareholders: It is the policy of the Fund to declare dividends daily from investment income-net; such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.

   (e) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

   The Fund has an unused capital loss carryover of approximately $11,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to June 30, 1997. If not applied, $7,000 of the carryover expires in fiscal 1998, $1,000 expires in fiscal 1999, $2,000 expires in fiscal 2000 and $1,000 expires in fiscal 2002.

   At December 31, 1997, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

Dreyfus BASIC Massachusetts Municipal Money Market Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

NOTE 2--Investment Management Fee And Other Transactions With Affiliates:

   Investment management fee: Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the Fund. The Manager also directs the investments of the Fund in accordance with its investment objective, policies and limitations. For these services, the Fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .45% of the value of the Fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the Fund, except brokerage fees, taxes, interest, fees and expenses of non-interested Trustees (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the Fund's allocable portion of fees and expenses of the non-interested Trustees (including counsel). Each trustee receives $27,000 per year, $1,000 for each Board meeting attended and $750 for each Audit Committee meeting attended and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional annual fee of $25,000 per year. These fees pertain to the following funds: The Dreyfus/Laurel Funds, Inc., The Dreyfus/Laurel Tax-Free Municipal Funds and the Dreyfus/Laurel Funds Trust. These fees and expenses are allocated to each series based on net assets. Amounts required to be paid by the Trust directly to the non-interested Trustees, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Trustees.

NOTE 3--Bank Line of Credit:

   The Fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the Fund at rates which are related to the Federal Funds rate in effect at the time of borrowings.

   The average daily amount of borrowings outstanding during the period ended December 31, 1997 was approximately $25,300 with a related weighted average annualized interest rate of 6.15%.

NOTE 4--Defaulted Security:

   On December 13, 1996, Middlesex County, Massachusetts defaulted on payment of principal and interest on $1,500,000 (principal amount) County Hospital Revenue Anticipation Notes held by the Fund. On June 17, 1997, the Fund received $575,269 from Middlesex County, consisting of a $520,159 principal payment and a $55,110 payment for interest accrued as of December 13, 1996. On July 18, 1997, the Fund received the remaining $1,086,698 from Middlesex County, consisting of a $979,842 principal payment and a $106,586 payment for interest charges for late payment. In connection with the above, legal fees of $24,307 were incurred.

Dreyfus BASIC Massachusetts
Municipal Money Market Fund
200 Park Avenue
New York, NY 10166

Manager
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940






Printed in U.S.A.                     715SA9712